UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.                                 Semi-Annual Report to Shareholders

June 30, 2014

SEMI-ANNUAL
REPORT

The ESG Managers® Asset Allocation Portfolios

ESG Managers® Growth Portfolio

Class A (PAGAX)

Institutional Class (PAGIX)

Class C (PAGCX)

ESG Managers® Growth and Income Portfolio

Class A (PGPAX)

Institutional Class (PMIIX)

Class C (PWCCX)

ESG Managers® Balanced Portfolio

Class A (PMPAX)

Institutional Class (PWPIX)

Class C (PWPCX)

ESG Managers® Income Portfolio

Class A (PWMAX)

Institutional Class (PWMIX)

Class C (PWMCX)

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

Table of Contents

Letter to Shareholders	2
Portfolio Commentary	7
Portfolio Highlights
ESG Managers® Growth Portfolio	11
ESG Managers® Growth and Income Portfolio	13
ESG Managers® Balanced Portfolio	16
ESG Managers® Income Portfolio	19
Shareholder Expense Examples	22
Schedules of Investments	24
Statements of Assets and Liabilities	32
Statements of Operations	36
Statements of Changes in Net Assets	38
Statements of Changes in Net Assets—Shares of Beneficial Interest	40
Financial Highlights	42
Notes to Financial Statements	46

For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services

P.O. Box 55389

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Letter to Shareholders

By Joseph Keefe, President & CEO

Dear fellow shareholders,

The first six months of 2014 have surprised most market commentators, although I suppose to some extent that is always the case. We listen to experts only to learn that they are usually wrong, at least when it comes to predicting the future.

Equity prices continued their climb, but so did bond prices—something virtually no one predicted. Volatility was low. Those forecasting that inflation and higher rates are just around the corner have been wrong for years, but perhaps they will eventually be right. We shall have to see. Central bank policies continued to be accommodative to spur economic growth during the first half of 2014 but the Federal Reserve has now announced not only tapering but an end-date to its stimulus program.

The Fed policy change comes amidst evidence of an accelerating recovery in the underlying economy, with unemployment dipping to 6.1 percent in June, its lowest figure since September 2008. There is also growing evidence of widening economic inequality, however, and concern in some quarters that structural inequality and lower productivity are becoming significant drags on future economic growth. The economic environment remains uncertain.

Because being confronted with mixed signals and uncertainty about the future is a relative constant in the investment business, we try to refrain from grandiose prognosticating at Pax World. Instead, the ESG Managers® Portfolios employ broad diversification, institutional quality due diligence, manager selection, holdings-based analysis and ongoing oversight in seeking to anticipate and effectively manage risk in changing economic and investment market environments.

You will find detailed discussion of performance and financial information about the ESG Managers® Portfolios in this report. I will take note of a change in management of the Portfolios. At the end of May, Jon Hale, who worked with us at Pax World to develop the Portfolios and was a member of the portfolio management team since inception, accepted new responsibilities at

2

Morningstar and stepped down as co-manager of the Portfolios. We express our gratitude to Jon for all of his efforts and wish him the best of success in the future. Continuing in his portfolio management role is Peter Di Teresa, who worked with Jon in development of the Portfolios. Morningstar's Shannon Zimmerman joins Peter as co-manager. Shannon has extensive experience in the investment industry, including two tenures in manager research at Morningstar.

The first half of the year was eventful at Pax World. Of particular interest for investors in the ESG Managers® Portfolios was our execution of the first-ever merger of an ETF into an open-end mutual fund. At the end of March, we launched the Pax MSCI International ESG Index Fund (PXNIX), the product of a merger between the Pax World International Fund and the Pax MSCI EAFE ESG ETF. The new fund, which replaced the ETF (Predecessor Fund) in each of the ESG Managers® Portfolios, is a passively-managed index fund designed to track the performance of the MSCI EAFE ESG Index. The MSCI EAFE ESG Index consists of equity securities of companies in developed markets, excluding the U.S. and Canada, that have high environmental, social and governance (ESG) ratings relative to their sector and industry peers, as rated by MSCI ESG Research. The Fund is the only mutual fund in the United States that tracks the MSCI EAFE ESG Index.

On June 4, 2014, we also re-launched the Pax World Global Women's Equality Fund (PXWEX) which, following a shareholder vote, has adopted a new strategy and has been renamed the Pax Ellevate Global Women's Index Fund. The Fund was re-launched in partnership with Ellevate Asset Management, whose principal is Sallie Krawcheck. The Pax Ellevate Global Women's Index Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women's Leadership Index*, an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs. This Fund is the first equity mutual fund in the United States to focus on investing in the highest-rated companies in the world in advancing women's leadership.

3

In advance of launching the Pax Ellevate Global Women's Index Fund, we built the first-ever global Index consisting of companies that are leaders in advancing women, as rated by Pax World Gender Analytics. Research suggests that where women are better represented on boards and in management, companies actually perform better. We designed the index, where the universe of stocks is distinguished vis-à-vis the market as a whole by its gender leadership, in order to measure the contributions and capture the returns associated with women's leadership. We believe the Fund represents a market solution to a global business challenge: by helping direct investor capital towards those companies that are embracing gender diversity, we hope more companies will decide to do so.

We were particularly pleased to be able to partner with Sallie Krawcheck and her team at Ellevate Asset Management in launching the Pax Ellevate Global Women's Index Fund. Sallie Krawcheck is one of the most respected individuals in the financial services industry, and her interest in partnering with Pax World on the Fund speaks to the gathering momentum around investing in women, and in companies that invest in women.

ESG Managers® Portfolios are long-term investment strategies. They have been created and are managed for investors and advisors who seek to capture the potential investment returns associated with global sustainability trends as they gain force in the years ahead. We remain committed to serving sustainable investors and to offering a family of funds that is responsive to the growing interest among investors in companies that are making a positive difference in confronting global sustainability challenges while also seeking to deliver market returns to investors.

Please don't hesitate to contact me, or any member of our staff, should you have any questions or need additional information. In the meantime, I hope you are enjoying your summer and thank you again for your investments in ESG Managers® Portfolios.

Sincerely,

Joseph F. Keefe
President and CEO

*A customized index calculated by MSCI.

The Funds' distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, Morningstar Associates, LLC or Ellevate Asset Management, LLC.

4

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Morningstar Associates, LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

5

The Funds use multiple advisers to seek to achieve their investment objectives and Morningstar Associates may allocate a portion of a Fund's assets to one or more investments, such as the underlying funds listed below ("Underlying Funds"), or to one or more subadvisers, who seek to invest the assets allocated to them consistent with the investment style specified by Morningstar (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond). At present, the only subadviser engaged by the Adviser to manage a portion of the Funds is ClearBridge, with all other assets invested in the Underlying Funds. The potential risks and returns of each Fund vary with the degree to which each Fund's assets are invested in particular market segments and/or asset classes. Morningstar Associates will allocate each Fund's assets to Underlying Funds, the Adviser or one or more subadvisers in Morningstar Associates' sole discretion.

The Funds' "multi-manager" approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds and subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Morningstar Associates may periodically adjust asset allocations to favor those Underlying Funds and subadvisers that Morningstar Associates believes will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested in a particular Underlying Fund or with any subadviser at any given time. The Adviser and/or Morningstar Associates may change the Funds' asset allocations at any time without notice to shareholders and without shareholder approval.

Fund Manager or Subadviser	Fund or Subadvised Strategy
Ariel Investments, LLC	Ariel Fund
ClearBridge Advisors, LLC	ClearBridge ESG Large Cap Value Strategy
Community Capital Management, Inc.	CRA Qualified Investment Fund
Miller/Howard Investments, Inc.	Touchstone Premium Yield Equity Fund
Everence Capital Management	Praxis Intermediate Income Fund
Neuberger Berman Management, LLC	Neuberger Berman Socially Responsive Fund
Parnassus Investments	Parnassus Core Equity Fund
Portfolio 21 Investments	Portfolio 21 Global Equity Fund
Pax World Management LLC	Pax World Global Environmental Markets Fund
Pax World Management LLC	Pax World High Yield Bond Fund
Pax World Management LLC	Pax World Small Cap Fund
Pax World Management LLC	Pax MSCI International ESG Index Fund
PIMCO	PIMCO Income Fund
RBC Global Asset Management (US) Inc.	Access Capital Community Investment Fund
Schroder Investment Management, Ltd	Schroder Emerging Market Equity Fund
TIAA-CREF	TIAA-CREF Social Choice Bond Fund

See Schedules of Investments

6

June 30, 2014

Portfolio Commentary

Portfolio Construction Advisors

Peter DiTeresa, Portfolio Manager,

Shannon Zimmerman, Senior Consultant and Portfolio Manager

The ESG Managers Portfolios earned solid returns in 2014's first half, with the Income and Growth and Income Portfolios outperforming their Blended Benchmarks1 and the other two trailing their benchmarks by modest amounts. While our underlying income-focused and value-oriented funds did particularly well, the Portfolios as a whole benefited from a market environment more favorable for broad diversification than has been the case in recent periods.

Total returns for the six-month period ended June 30, 2014:

Class A Shares	Portfolio	Blended Benchmark[1]
Growth Portfolio	5.51%	6.33%
Growth and Income Portfolio	6.00%	5.94%
Balanced Portfolio	5.16%	5.48%
Income Portfolio	5.18%	4.84%

Going into 2014, we held a more favorable view of stocks than bonds. As a result, we maintained overweight equity stakes in the three multi-asset class Portfolios and were fully invested in the all-equity Growth Portfolio. With stocks generally outperforming bonds in the first half, that positioning helped the Portfolios' performance relative to their benchmarks.

The Portfolios were also overweight U.S. stocks relative to international developed markets, which also benefitted performance. The U.S. stock market, as represented by the Standard & Poor's 500 Index2 (the S&P 500 Index), gained 7.14% in the period while developed international markets, as measured by the MSCI Europe, Australasia, Far East (EAFE) (Net) Index3 (the MSCI EAFE (Net) Index), rose 4.78%. After a first-quarter decline, emerging-markets stocks posted strong results. Outpacing U.S. and international developed markets, the MSCI Emerging Markets4 Index returned 6.14% in the year's first half. Our emerging markets exposure was close to neutral at the start of the year. While that hurt first quarter performance relative to the benchmarks, which do not include emerging markets, it helped second quarter performance.

7

June 30, 2014

Portfolio Commentary, continued

We limited our bond stakes' sensitivity to rising interest rates by overweighting credit-sensitive funds and favoring managers with flexibility in positioning their funds. While the U.S. Federal Reserve appears committed to keeping interest rates low into 2015, market expectations may still cause rates to rise, as we saw in 2013. Investors nonetheless embraced long-term bonds in the second quarter, but the impact on the Portfolios proved modest. Overweight positions in credit-sensitive strategies buoyed results, with PIMCO Income Fund, in particular, contributing significantly to the performance of the multi-asset class portfolios during the first half of the year.

Many of the underlying strategies we selected for the Portfolios had a good first half. Although many of our equity managers suffered in the markets' poor start to the year, most of them were able to earn competitive returns as markets recovered. U.S. stock managers Touchstone Premium Yield Equity Fund and Parnassus Core Equity Fund outperformed the S&P 500 Index for the six months as investors particularly favored dividend-paying and value-leaning stocks. While other strategies trailed the S&P 500 Index, their results were generally competitive with benchmarks and peers. After outperforming in the first quarter, Pax MSCI International ESG Index Fund modestly lagged the MSCI EAFE (Net) Index in the period. On the fixed-income side of the multi-asset portfolios, PIMCO Income Fund continued to deliver impressive relative performance; Pax World High Yield Bond Fund also contributed positively. Core holding TIAA-CREF Social Choice Bond Fund beat the Barclays U.S. Aggregate Bond Index5 (the Barclay's Index) thanks mainly to its corporate and mortgage-backed bond holdings. Muted interest-rate sensitivity versus the benchmark hindered Praxis Intermediate Income Fund but, as with TIAA-CREF Social Choice Bond Fund, the fund's exposure to corporate and mortgage-backed debt proved beneficial, contributing to its competitive returns for the quarter.

Portfolio Changes

The modest adjustments we made over the first half of 2014 generally increased the income-oriented Portfolios' emphasis on dividends. Overall, we moved the Portfolios' international developed markets exposures closer to neutral weights, albeit incrementally. Late in the first quarter saw a change of fund structure as Pax MSCI EAFE Index ETF and Pax World International Fund were merged into a single mutual fund named Pax MSCI International ESG Index Fund. Because the new fund tracks the same index, its record

8

June 30, 2014

Portfolio Commentary, continued

reflects the Pax MSCI EAFE Index ETF's history. The impact on ESG Managers Portfolios was negligible, though it did eliminate the difference between share price and portfolio returns that can arise with exchange-traded funds. Late in the quarter, Parnassus Equity Income Fund became Parnassus Core Equity Fund as the firm believed the new name better reflected the fund's characteristics. Its management and strategy, including a focus on high-quality companies and attention to valuation, remain intact.

Outlook

The surprising relative strength of long-term bonds persisted during the first two quarters of the year, but we remain cautious about interest-rate sensitivity. Indeed, the recent long-bond rally makes rate sensitivity seem even more perilous, with that portion of the yield curve now even more richly valued. Tight credit spreads, however, also argue for caution with regard to credit risk. Because rate risk in our view is the greater threat, the Portfolios have relatively greater exposure to higher-yielding credits than our targets but more muted interest-rate sensitivity. Because we see more downside in rate than in credit sensitivity, we have also increased exposure to managers who are either conservative about interest-rate sensitivity or who have made deft use of flexible mandates. We put Praxis Intermediate Income Fund, which has kept duration below the Barclays U.S. Aggregate Bond Index for some time, in the first camp. In the latter is our other core fixed-income holding, TIAA-CREF Social Choice Bond, which recently benefited from some exposure further along the yield curve, along with good sector positioning. The group also includes PIMCO Income Fund, whose managers use a wide-ranging approach and will shift exposures when they believe the risk-reward characteristics of a sector are deteriorating.

For now, we believe equities are relatively more attractive than bonds. At the end of June, the stocks Morningstar's equity analysts cover were overall fairly valued. With a strengthening U.S. economy and overseas central banks' commitment to fostering growth, we don't believe stocks are particularly expensive, though investor unease could spell more of the sort of sell-off we saw at the start of the year. We think this could be a favorable environment, relatively speaking, for many of our managers, who tend to focus on company fundamentals and run concentrated portfolios of what they believe to be the most attractive stocks consistent with their strategies.

9

June 30, 2014

Portfolio Commentary, continued

As we see slowly improving economic growth combined with near-term risks for both stocks and bonds, the ESG Managers Portfolios are attractive options for less-aggressive exposure to global markets using underlying managers who believe sustainable investing helps lead them to high-quality, lower-risk companies that will perform well over the long term while respecting the environment and the concerns of other stakeholders.

1Blended Benchmarks

The Blended Benchmark for the Growth Portfolio is comprised of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

The Blended Benchmark for the Growth and Income Portfolio is comprised of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index, and 20% Barclays U.S. Aggregate.

The Blended Benchmark for the Balanced Portfolio is comprised of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays Aggregate U.S. Bond Index.

The Blended Benchmark for the Income Portfolio is comprised of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

2Standard & Poor's 500 Composite Stock Index is an unmanaged index of large capitalization common stocks.

3MSCI EAFE (Europe, Australasia, Far East) (Net) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCIEAFE Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding tax.

4MSCI Emerging Markets Index is an unmanaged index of stocks considered to be representative of stocks of developing countries.

5Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

One cannot invest directly in an index.

Securities of small and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume.

The portfolio commentary in this report provides insight in an effort to help you examine your fund. The views expressed therein are those of the portfolio construction advisers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

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June 30, 2014

Growth Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Annualized Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PAGAX	NAV[4]	5.51%	21.86%	11.12%	10.79%
		POP	-0.31%	15.19%	9.05%	9.41%
Institutional Class[2]	PAGIX		5.61%	21.91%	11.32%	11.07%
Class C2, 5	PAGCX	NAV[4]	5.11%	20.90%	10.28%	9.97%
		CDSC	4.06%	19.69%
Blended Index[6,7,8,10]			6.33%	24.30%	13.72%	12.87%
Lipper Multi-Cap Core Funds Index[9,10]			6.25%	24.42%	14.45%	14.36%
S&P 500 Index[7,10]			7.14%	24.61%	16.58%	15.41%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared

11

June 30, 2014

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Portfolio, the Blended Index, the Lipper Multi-Cap Core Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value Strategy	18.7%
Touchstone Premium Yield Equity Fund	3.3%
Parnassus Core Equity Fund	22.5%
Neuberger Berman Socially Responsive Fund	22.9%
Small/Mid-Cap
Ariel Fund	6.9%
Pax World Small Cap Fund	7.3%
International/World
Pax MSCI International ESG Index Fund	10.9%
Portfolio 21 Global Equity	0.3%
Schroder Emerging Markets Equity Fund	5.1%
Sector Specific
Pax World Global Environmental Markets Fund	2.4%
Total Equities	100.3%
Other	-0.3%
Total	100.0%

Top Ten Holdings

Description	Percent of Net Assets
Neuberger Berman Socially Responsive Fund	22.9%
Parnassus Core Equity Fund	22.5%
Pax MSCI International ESG Index Fund	10.9%
Pax World Small Cap Fund	7.3%
Ariel Fund	6.9%
Schroder Emerging Market Equity Fund	5.1%
Touchstone Premium Yield Equity Fund	3.3%
Pax World Global Environmental Markets Fund	2.4%
Wells Fargo & Co.	0.7%
DISH Network Corp., Class A	0.7%
Total	82.7%

Holdings are subject to change.

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June 30, 2014

Growth and Income Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Annualized Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PGPAX	NAV[4]	6.00%	19.75%	10.68%	10.39%
		POP	0.14%	13.14%	8.62%	9.01%
Institutional Class[2]	PMIIX		6.18%	20.25%	11.02%	10.67%
Class C2, 5	PWCCX	NAV[4]	5.58%	18.75%	9.82%	9.53%
		CDSC	4.52%	17.56%
Blended Index[6,7,8,9,11]			5.94%	20.16%	11.99%	11.52%
Lipper Mixed-Asset Target Allocation Growth Funds Index[10,11]			5.72%	18.52%	11.07%	11.01%
S&P 500 Index[7,11]			7.14%	24.61%	16.58%	15.41%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective

13

June 30, 2014

Growth and Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Growth and Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Manager Allocations

Manager/Strategy	Percent of Net Assets
Strategy/Fund
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value Strategy	14.3%
Touchstone Premium Yield Equity Fund	12.3%
Parnassus Core Equity Fund	18.8%
Neuberger Berman Socially Responsive Fund	14.7%
Small/Mid-Cap
Ariel Fund	3.5%
Pax World Small Cap Fund	4.0%
International/World
Pax MSCI International ESG Index Fund	9.2%
Portfolio 21 Global Equity Fund	1.2%
Schroder Emerging Markets Equity Fund	4.6%
Sector Specific
Pax World Global Environmental Markets Fund	1.1%
Total Equities	83.7%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	0.2%
CRA Qualified Investment Fund	0.1%
Praxis Intermediate Income Fund	2.0%
TIAA-CREF Social Choice Bond Fund	4.4%
PIMCO Income Fund	6.9%
High Yield
Pax World High Yield Bond Fund	2.9%
Total Fixed Income	16.5%
Other	-0.2%
Total	100.0%

14

June 30, 2014

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	18.8%
Neuberger Berman Socially Responsive Fund	14.7%
Touchstone Premium Yield Equity	12.3%
Pax MSCI International ESG Index Fund	9.2%
PIMCO Income Fund	6.9%
Schroder Emerging Market Equity Fund	4.6%
TIAA-CREF Social Choice Bond Fund	4.4%
Pax World Small Cap Fund	4.0%
Ariel Fund	3.5%
Pax World High Yield Bond Fund	2.9%
Total	81.3%

Holdings are subject to change.

15

June 30, 2014

Balanced Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Annualized Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PMPAX	NAV[4]	5.16%	15.61%	9.15%	8.83%
		POP	-0.61%	9.27%	7.11%	7.47%
Institutional Class[2]	PWPIX		5.34%	15.97%	9.45%	9.10%
Class C2, 5	PWPCX	NAV[4]	4.77%	14.83%	8.36%	8.02%
		CDSC	3.73%	13.68%
Blended Index[6,7,8,9,11]			5.48%	16.09%	10.04%	9.92%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[10,11]			5.54%	15.53%	9.13%	9.45%
S&P 500 Index[7,11]			7.14%	24.61%	16.58%	15.41%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose

16

June 30, 2014

primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Balanced Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value Strategy	12.4%
Touchstone Premium Yield Equity Fund	3.2%
Parnassus Core Equity Fund	15.5%
Neuberger Berman Socially Responsive Fund	13.8%
Small/Mid-Cap
Ariel Fund	3.7%
Pax World Small Cap Fund	3.8%
International/World
Pax MSCI International ESG Index Fund	7.1%
Portfolio 21 Global Equity Fund	1.2%
Schroder Emerging Markets Equity Fund	3.6%
Sector Specific
Pax World Global Environmental Markets Fund	1.9%
Total Equities	66.2%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	4.9%
CRA Qualified Investment Fund	4.8%
Praxis Intermediate Income Fund	6.8%
TIAA-CREF Social Choice Bond Fund	8.5%
PIMCO Income Fund	6.0%
High Yield
Pax World High Yield Bond Fund	3.0%
Total Fixed Income	34.0%
Other	-0.2%
Total	100.0%

17

June 30, 2014

Balanced Portfolio, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	15.5%
Neuberger Berman Socially Responsive Fund	13.8%
TIAA-CREF Social Choice Bond Fund	8.5%
Pax MSCI International ESG Index Fund	7.1%
Praxis Intermediate Income Fund	6.8%
PIMCO Income Fund	6.0%
Access Capital Community Investment Fund	4.9%
CRA Qualified Investment Fund	4.8%
Pax World Small Cap Fund	3.8%
Ariel Fund	3.7%
Total	74.9%

Holdings are subject to change.

18

June 30, 2014

Income Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Annualized Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PWMAX	NAV[4]	5.18%	11.38%	6.65%	7.05%
		POP	0.49%	6.39%	5.03%	5.96%
Institutional Class[2]	PWMIX		5.18%	11.60%	6.89%	7.29%
Class C2, 5	PWMCX	NAV[4]	4.72%	10.51%	5.84%	6.23%
		CDSC	3.68%	9.41%
Blended Index[6,7,8,9,11]			4.84%	11.11%	7.39%	7.69%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[10,11]			5.09%	10.65%	6.61%	7.29%
Barclays U.S. Aggregate Bond Index[9,11]			3.93%	4.37%	3.66%	4.48%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked

19

June 30, 2014

Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value Strategy	6.5%
Touchstone Premium Yield Equity Fund	7.0%
Parnassus Core Equity Fund	9.7%
Neuberger Berman Socially Responsive Fund	6.4%
Small/Mid-Cap
Ariel Fund	1.2%
Pax World Small Cap Fund	2.1%
International/World
Pax MSCI International ESG Index Fund	3.4%
Portfolio 21 Global Equity Fund	0.7%
Schroder Emerging Markets Equity Fund	2.0%
Sector Specific
Pax World Global Environmental Markets Fund	1.4%
Total Equities	40.4%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	9.0%
CRA Qualified Investment Fund	2.9%
Praxis Intermediate Income Fund	14.5%
TIAA-CREF Social Choice Bond Fund	16.0%
PIMCO Income Fund	16.1%
High Yield
Pax World High Yield Bond Fund	1.7%
Total Fixed Income	60.2%
Other	-0.6%
Total	100.0%

20

June 30, 2014

Top Ten Holdings

Description	Percent of Net Assets
PIMCO Income Fund	16.1%
TIAA-CREF Social Choice Bond Fund	16.0%
Praxis Intermediate Income Fund	14.5%
Parnassus Core Equity Fund	9.7%
Access Capital Community Investment Fund	9.0%
Touchstone Premium Yield Equity Fund	7.0%
Neuberger Berman Socially Responsive Fund	6.4%
Pax MSCI International ESG Index Fund	3.4%
CRA Qualified Investment Fund	2.9%
Pax World Small Cap Fund	2.1%
Total	87.1%

Holdings are subject to change.

21

June 30, 2014

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the ESG Managers Growth, Growth and Income, Balanced or Income Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2014 and ending on June 30, 2014.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

22

June 30, 2014

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or expenses of underlying fund investments. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and underlying fund expenses were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (1/1/14)	Ending Account Value (6/30/14)	Annualized Expense Ratio	Expense Paid During Period[1]
Growth - Class A	$1,000.00	$1,055.10	1.11%	$5.66
Growth - Institutional	1,000.00	1,056.10	0.86%	4.38
Growth - Class C	1,000.00	1,051.10	1.86%	9.46
Growth and Income - Class A	1,000.00	1,060.00	1.05%	5.36
Growth and Income - Institutional	1,000.00	1,061.80	0.80%	4.09
Growth and Income - Class C	1,000.00	1,055.80	1.80%	9.18
Balanced - Class A	1,000.00	1,051.60	0.99%	5.04
Balanced - Institutional	1,000.00	1,053.40	0.74%	3.77
Balanced - Class C	1,000.00	1,047.70	1.74%	8.83
Income - Class A	1,000.00	1,051.80	0.93%	4.73
Income - Institutional	1,000.00	1,051.80	0.68%	3.46
Income - Class C	1,000.00	1,047.20	1.68%	8.53
Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (1/1/14)	Ending Account Value (6/30/14)	Annualized Expense Ratio	Expense Paid During Period[1]
Growth - Class A	$1,000.00	$1,019.29	1.11%	$5.56
Growth - Institutional	1,000.00	1,020.53	0.86%	4.31
Growth - Class C	1,000.00	1,015.57	1.86%	9.30
Growth and Income - Class A	1,000.00	1,019.59	1.05%	5.26
Growth and Income - Institutional	1,000.00	1,020.83	0.80%	4.01
Growth and Income - Class C	1,000.00	1,015.87	1.80%	9.00
Balanced - Class A	1,000.00	1,019.89	0.99%	4.96
Balanced - Institutional	1,000.00	1,021.12	0.74%	3.71
Balanced - Class C	1,000.00	1,016.17	1.74%	8.70
Income - Class A	1,000.00	1,020.18	0.93%	4.66
Income - Institutional	1,000.00	1,021.42	0.68%	3.41
Income - Class C	1,000.00	1,016.46	1.68%	8.40

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2014 and ending on June 30, 2014).

23

June 30, 2014

Schedule of Investments (Unaudited)

Growth Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 18.7%
Consumer Discretionary: 2.9%
DISH Network Corp., Class A (a)	1,743	$113,435
Home Depot, Inc., The	627	50,762
SES SA	913	34,630
Target Corp.	936	54,241
Time Warner Cable, Inc.	496	73,061
Time Warner, Inc.	1,072	75,308
Time, Inc. (a)	134	3,245
Twenty-First Century Fox, Inc., Class B	2,118	72,499
		477,181
Consumer Staples: 2.0%
CVS Caremark Corp.	1,248	94,062
Coca-Cola Co., The	973	41,216
Kellogg Co.	698	45,859
Kimberly-Clark Corp.	429	47,713
PepsiCo, Inc.	676	60,394
Sysco Corp.	711	26,627
		315,871
Energy: 2.3%
Cameron International Corp. (a)	489	33,110
ConocoPhillips	882	75,614
National Oilwell Varco, Inc.	736	60,610
Noble Corp PLC	943	31,647
Royal Dutch Shell PLC, ADR	855	70,426
Schlumberger, Ltd.	517	60,980
Suncor Energy, Inc.	814	34,701
		367,088
Financials: 4.7%
American Express Co.	747	70,868
American Tower Corp., REIT	468	42,111
Bank of New York Mellon Corp., The	885	33,170
Capital One Financial Corp.	459	37,913
Citigroup, Inc.	713	33,582
JPMorgan Chase & Co.	1,874	107,980
Loews Corp.	658	28,959
Marsh & McLennan Cos., Inc.	889	46,068
MetLife, Inc.	676	37,559
Progressive Corp., The	676	17,143
State Street Corp.	786	52,866
Travelers Cos., Inc., The	544	51,174
US Bancorp	1,966	85,167
Wells Fargo & Co.	2,205	115,895
		760,455
Health Care: 1.9%
Amgen, Inc.	389	46,046
Johnson & Johnson	505	52,833
Merck & Co., Inc.	1,016	58,776
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Novartis AG, ADR	371	$33,587
Pfizer, Inc.	1,042	30,927
Teva Pharmaceutical Industries, Ltd., ADR	650	34,073
WellPoint, Inc.	486	52,298
		308,540
Industrials: 2.0%
Danaher Corp.	838	65,976
Emerson Electric Co.	750	49,770
General Electric Co.	2,995	78,709
Honeywell International, Inc.	747	69,434
Illinois Tool Works, Inc.	668	58,490
NOW, Inc. (a)	114	4,128
		326,507
Information Technology: 1.7%
EMC Corp.	1,403	36,955
IBM	189	34,260
Microsoft Corp.	955	39,824
Motorola Solutions, Inc.	534	35,548
Nuance Communications, Inc. (a)	1,937	36,357
TE Connectivity, Ltd.	871	53,863
Xerox Corp	3,125	38,875
		275,682
Materials: 0.8%
Air Products & Chemicals, Inc.	291	37,428
Crown Holdings, Inc. (a)	1,099	54,686
Martin Marietta Materials, Inc.	243	32,088
		124,202
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	689	23,006
Utilities: 0.3%
Sempra Energy	509	53,297
TOTAL COMMON STOCKS
(Cost $2,113,804)		3,031,829
AFFILIATED INVESTMENT COMPANIES: 20.6%
Pax MSCI International ESG Index Fund (b)	196,234	1,756,292
Pax World Global Environmental Markets Fund (b)	30,265	396,773
Pax World Small Cap Fund (b)	83,239	1,189,484
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,867,769)		3,342,549

SEE NOTES TO FINANCIAL STATEMENTS
24

June 30, 2014

Schedule of Investments (Unaudited), continued

Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 61.0%
Ariel Fund (b)	14,314	$1,112,640
Neuberger Berman Socially Responsive Fund (b)	101,221	3,707,724
Parnassus Core Equity Fund (b)	91,936	3,638,839
Portfolio 21 Global Equity Fund (b)	971	40,567
Schroder Emerging Market Equity Fund (c)	59,574	823,316
Touchstone Premium Yield Equity Fund (d)	52,286	530,705
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $9,009,024)		9,853,791
TOTAL INVESTMENTS: 100.3%
(Cost $13,990,597)		16,228,169
OTHER ASSETS AND LIABILITIES—
(Net): -0.3%		(51,941)
Net Assets: 100.0%		$16,176,228

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
25

June 30, 2014

Schedule of Investments (Unaudited)

Growth and Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 14.3%
Consumer Discretionary: 2.2%
DISH Network Corp., Class A (a)	1,200	$78,096
Home Depot, Inc., The	451	36,513
SES SA	586	22,227
Target Corp.	665	38,537
Time Warner Cable, Inc.	343	50,524
Time Warner, Inc.	741	52,055
Time, Inc. (a)	92	2,228
Twenty-First Century Fox, Inc., Class B	1,514	51,824
		332,004
Consumer Staples: 1.5%
Coca-Cola Co., The	702	29,737
CVS Caremark Corp.	905	68,210
Kellogg Co.	492	32,324
Kimberly-Clark Corp.	303	33,700
PepsiCo, Inc.	495	44,223
Sysco Corp.	506	18,950
		227,144
Energy: 1.8%
Cameron International Corp. (a)	346	23,428
ConocoPhillips	635	54,438
National Oilwell Varco, Inc.	516	42,493
Noble Corp PLC	679	22,787
Royal Dutch Shell PLC, ADR	610	50,246
Schlumberger, Ltd.	368	43,406
Suncor Energy, Inc.	560	23,873
		260,671
Financials: 3.6%
American Express Co.	536	50,850
American Tower Corp., REIT	323	29,064
Bank of New York Mellon Corp., The	647	24,250
Capital One Financial Corp.	333	27,506
Citigroup, Inc.	494	23,267
JPMorgan Chase & Co.	1,310	75,482
Loews Corp.	477	20,993
Marsh & McLennan Cos., Inc.	629	32,595
MetLife, Inc.	480	26,669
Progressive Corp., The	488	12,376
State Street Corp.	539	36,253
Travelers Cos., Inc., The	400	37,628
US Bancorp	1,359	58,872
Wells Fargo & Co.	1,585	83,307
		539,112
Health Care: 1.5%
Amgen, Inc.	268	31,723
Johnson & Johnson	366	38,291
Merck & Co., Inc.	723	41,826
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Novartis AG, ADR	263	$23,809
Pfizer, Inc.	731	21,696
Teva Pharmaceutical Industries, Ltd., ADR	475	24,900
WellPoint, Inc.	338	36,372
		218,617
Industrials: 1.5%
Danaher Corp.	580	45,663
Emerson Electric Co.	537	35,635
General Electric Co.	2,135	56,108
Honeywell International, Inc.	540	50,193
Illinois Tool Works, Inc.	477	41,766
NOW, Inc. (a)	78	2,824
		232,189
Information Technology: 1.3%
EMC Corp.	986	25,971
IBM	136	24,653
Microsoft Corp.	705	29,399
Motorola Solutions, Inc.	369	24,564
Nuance Communications, Inc. (a)	1,336	25,077
TE Connectivity, Ltd.	622	38,464
Xerox Corp	2,215	27,555
		195,683
Materials: 0.6%
Air Products & Chemicals, Inc.	211	27,139
Crown Holdings, Inc. (a)	768	38,216
Martin Marietta Materials, Inc.	169	22,316
		87,671
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	459	15,326
Utilities: 0.2%
Sempra Energy	352	36,858
TOTAL COMMON STOCKS
(Cost $1,489,293)		2,145,275
AFFILIATED INVESTMENT COMPANIES: 17.2%
Pax MSCI International ESG Index Fund (b)	154,397	1,381,851
Pax World Global Environmental Markets Fund (b)	12,551	164,548
Pax World High Yield Bond Fund (b)	56,993	437,133
Pax World Small Cap Fund (b)	42,314	604,666
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,316,030)		2,588,198

SEE NOTES TO FINANCIAL STATEMENTS
26

June 30, 2014

Schedule of Investments (Unaudited), continued

Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 68.7%
Access Capital Community Investment Fund (b)	3,144	$29,299
Ariel Fund (b)	6,690	520,012
CRA Qualified Investment Fund (b)	1,165	12,463
Neuberger Berman Socially Responsive Fund (b)	60,311	2,209,205
Parnassus Core Equity Fund (b)	71,282	2,821,341
PIMCO Income Fund (b)	81,432	1,035,000
Praxis Intermediate Income Fund (b)	28,913	302,723
Portfolio 21 Global Equity Fund (b)	4,243	177,224
Schroder Emerging Market Equity Fund (c)	50,434	696,996
TIAA-CREF Social Choice Bond Fund (b)	64,310	656,601
Touchstone Premium Yield Equity Fund (d)	182,519	1,852,566
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $9,578,267)		10,313,430
TOTAL INVESTMENTS: 100.2%
(Cost $13,383,590)		15,046,903
OTHER ASSETS AND LIABILITIES—
(Net): -0.2%		(29,109)
Net Assets: 100.0%		$15,017,794

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
27

June 30, 2014

Schedule of Investments (Unaudited)

Balanced Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 12.4%
Consumer Discretionary: 1.9%
DISH Network Corp., Class A (a)	1,183	$76,990
Home Depot, Inc., The	429	34,732
SES SA	668	25,337
Target Corp.	655	37,957
Time Warner Cable, Inc.	346	50,966
Time Warner, Inc.	753	52,898
Time, Inc. (a)	94	2,277
Twenty-First Century Fox, Inc., Class B	1,503	51,448
		332,605
Consumer Staples: 1.3%
CVS Caremark Corp.	884	66,627
Coca-Cola Co., The	687	29,101
Kellogg Co.	482	31,667
Kimberly-Clark Corp.	295	32,810
PepsiCo, Inc.	491	43,866
Sysco Corp.	493	18,463
		222,534
Energy: 1.5%
Cameron International Corp. (a)	348	23,563
ConocoPhillips	620	53,153
National Oilwell Varco, Inc.	510	41,999
Noble Corp PLC	664	22,284
Royal Dutch Shell PLC, ADR	606	49,916
Schlumberger, Ltd.	356	41,990
Suncor Energy, Inc.	576	24,555
		257,460
Financials: 3.1%
American Express Co.	516	48,954
American Tower Corp., REIT	335	30,143
Bank of New York Mellon Corp., The	621	23,275
Capital One Financial Corp.	328	27,093
Citigroup, Inc.	500	23,550
JPMorgan Chase & Co.	1,298	74,791
Loews Corp.	460	20,245
Marsh & McLennan Cos., Inc.	588	30,470
MetLife, Inc.	470	26,113
Progressive Corp., The	451	11,437
State Street Corp.	536	36,051
Travelers Cos., Inc., The	380	35,747
US Bancorp	1,381	59,825
Wells Fargo & Co.	1,549	81,415
		529,109
Health Care: 1.3%
Amgen, Inc.	272	32,197
Johnson & Johnson	351	36,722
Merck & Co., Inc.	712	41,189
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Novartis AG, ADR	236	$21,365
Pfizer, Inc.	706	20,954
Teva Pharmaceutical Industries, Ltd., ADR	460	24,113
WellPoint, Inc.	337	36,265
		212,805
Industrials: 1.4%
Danaher Corp.	591	46,530
Emerson Electric Co.	543	36,033
General Electric Co.	2,108	55,398
Honeywell International, Inc.	555	51,587
Illinois Tool Works, Inc.	471	41,241
NOW, Inc. (a)	79	2,861
		233,650
Information Technology: 1.1%
EMC Corp.	980	25,813
IBM	133	24,109
Microsoft Corp.	664	27,689
Motorola Solutions, Inc.	376	25,030
Nuance Communications, Inc. (a)	1,356	25,452
TE Connectivity, Ltd.	606	37,475
Xerox Corp	2,172	27,020
		192,588
Materials: 0.5%
Air Products & Chemicals, Inc.	209	26,882
Crown Holdings, Inc. (a)	774	38,514
Martin Marietta Materials, Inc.	171	22,581
		87,977
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	485	16,194
Utilities: 0.2%
Sempra Energy	359	37,591
TOTAL COMMON STOCKS
(Cost $1,445,403)		2,122,513
AFFILIATED INVESTMENT COMPANIES: 15.8%
Pax MSCI International ESG Index Fund (b)	135,100	1,209,146
Pax World Global Environmental Markets Fund (b)	24,659	323,283
Pax World High Yield Bond Fund (b)	66,642	511,142
Pax World Small Cap Fund (b)	45,921	656,210
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,356,734)		2,699,781

SEE NOTES TO FINANCIAL STATEMENTS
28

June 30, 2014

Schedule of Investments (Unaudited), continued

Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 72.0%
Access Capital Community Investment Fund (b)	91,607	$853,781
Ariel Fund (b)	8,059	626,418
CRA Qualified Investment Fund (b)	76,702	820,709
Neuberger Berman Socially Responsive Fund (b)	64,469	2,361,511
Parnassus Core Equity Fund (b)	67,134	2,657,177
PIMCO Income Fund (b)	81,502	1,035,889
Praxis Intermediate Income Fund (b)	111,608	1,168,535
Portfolio 21 Global Equity Fund (b)	4,813	201,029
Schroder Emerging Market Equity Fund (c)	44,240	611,397
TIAA-CREF Social Choice Bond Fund (b)	142,291	1,452,794
Touchstone Premium Yield Equity Fund (d)	53,600	544,044
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $11,712,694)		12,333,284
TOTAL INVESTMENTS: 100.2%
(Cost $15,514,831)		17,155,578
OTHER ASSETS AND LIABILITIES—
(Net): -0.2%		(28,292)
Net Assets: 100.0%		$17,127,286

(a)  Non income producing security.

(b)  Institutional Class share

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
29

June 30, 2014

Schedule of Investments (Unaudited)

Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 6.5%
Consumer Discretionary: 1.0%
DISH Network Corp., Class A (a)	287	$18,678
Home Depot, Inc., The	108	8,744
SES SA	161	6,107
Target Corp.	161	9,330
Time Warner Cable, Inc.	83	12,226
Time Warner, Inc.	184	12,926
Time, Inc. (a)	23	557
Twenty-First Century Fox, Inc., Class B	365	12,494
		81,062
Consumer Staples: 0.7%
CVS Caremark Corp.	216	16,280
Coca-Cola Co., The	169	7,159
Kellogg Co.	117	7,687
Kimberly-Clark Corp.	72	8,008
PepsiCo, Inc.	119	10,631
Sysco Corp.	121	4,531
		54,296
Energy: 0.8%
Cameron International Corp. (a)	85	5,755
ConocoPhillips	152	13,032
National Oilwell Varco, Inc.	121	9,964
Noble Corp PLC	164	5,504
Royal Dutch Shell PLC, ADR	149	12,273
Schlumberger, Ltd.	89	10,498
Suncor Energy, Inc.	140	5,968
		62,994
Financials: 1.6%
American Express Co.	129	12,238
American Tower Corp., REIT	86	7,738
Bank of New York Mellon Corp., The	154	5,772
Capital One Financial Corp.	78	6,443
Citigroup, Inc.	121	5,699
JPMorgan Chase & Co.	314	18,094
Loews Corp.	113	4,973
Marsh & McLennan Cos., Inc.	153	7,928
MetLife, Inc.	114	6,334
Progressive Corp., The	116	2,942
State Street Corp.	135	9,080
Travelers Cos., Inc., The	93	8,749
US Bancorp	340	14,729
Wells Fargo & Co.	374	19,657
		130,376
Health Care: 0.6%
Amgen, Inc.	67	7,931
Johnson & Johnson	88	9,207
Merck & Co., Inc.	174	10,066
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Novartis AG, ADR	63	$5,703
Pfizer, Inc.	174	5,164
Teva Pharmaceutical Industries, Ltd., ADR	113	5,923
WellPoint, Inc.	82	8,824
		52,818
Industrials: 0.7%
Danaher Corp.	142	11,180
Emerson Electric Co.	131	8,693
General Electric Co.	516	13,561
Honeywell International, Inc.	134	12,455
Illinois Tool Works, Inc.	113	9,894
NOW, Inc. (a)	19	688
		56,471
Information Technology: 0.6%
EMC Corp.	247	6,506
IBM	33	5,982
Microsoft Corp.	164	6,839
Motorola Solutions, Inc.	93	6,191
Nuance Communications, Inc. (a)	333	6,250
TE Connectivity, Ltd.	149	9,214
Xerox Corp	525	6,531
		47,513
Materials: 0.3%
Air Products & Chemicals, Inc.	51	6,560
Crown Holdings, Inc. (a)	188	9,355
Martin Marietta Materials, Inc.	43	5,678
		21,593
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	124	4,140
Utilities: 0.1%
Sempra Energy	88	9,214
TOTAL COMMON STOCKS
(Cost $364,013)		520,477
AFFILIATED INVESTMENT COMPANIES: 8.6%
Pax MSCI International ESG Index Fund (b)	30,867	276,263
Pax World Global Environmental Markets Fund (b)	8,877	116,384
Pax World High Yield Bond Fund (b)	18,273	140,156
Pax World Small Cap Fund (b)	11,794	168,533
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $608,472)		701,336

SEE NOTES TO FINANCIAL STATEMENTS
30

June 30, 2014

Schedule of Investments (Unaudited), continued

Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 85.5%
Access Capital Community Investment Fund (b)	77,642	$723,625
Ariel Fund (b)	1,288	100,139
CRA Qualified Investment Fund (b)	22,189	237,417
Neuberger Berman Socially Responsive Fund (b)	14,194	519,929
Parnassus Core Equity Fund (b)	19,833	784,974
PIMCO Income Fund (b)	102,266	1,299,801
Praxis Intermediate Income Fund (b)	112,012	1,172,768
Portfolio 21 Global Equity Fund (b)	1,300	54,318
Schroder Emerging Market Equity Fund (c)	11,752	162,418
TIAA-CREF Social Choice Bond Fund (b)	126,387	1,290,413
Touchstone Premium Yield Equity Fund (d)	55,324	561,539
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $6,650,171)		6,907,341
TOTAL INVESTMENTS: 100.6%
(Cost $7,622,656)		8,129,154
OTHER ASSETS AND LIABILITIES—
(Net): -0.6%		(50,517)
Net Assets: 100.0%		$8,078,637

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
31

June 30, 2014

Statements of Assets and Liabilities (Unaudited)

ASSETS	Growth	Growth and Income
Investments, at cost—Note A	$13,990,597	$13,383,590
Investments in unaffiliated issuers, at value—Note A	$12,885,620	$12,458,705
Investments in affiliated issuers, at value	3,342,549	2,588,198
Total Investments	16,228,169	15,046,903
Cash	29,485	52,029
Prepaid Expenses	1,644	1,593
Receivables:
Capital stock sold	—	25,996
Dividends and interest—Note A	5,180	3,605
Investment securities sold	23,920	—
Other	273	232
Total Assets	16,288,671	15,130,358
LIABILITIES
Payables:
Capital stock reacquired	18,773	—
Investment securities purchased	12,289	28,438
Accrued expenses:
Investment advisory fees—Note B	8,976	7,526
Distribution expense	3,885	5,200
Trustees' fees	3,372	3,390
Compliance expense	11,907	11,906
Transfer agent fees	8,289	7,346
Custodian fees	18,098	19,191
Legal and audit fees	13,689	16,238
Other accrued expenses	13,165	13,329
Total Liabilities	112,443	112,564
NET ASSETS	$16,176,228	$15,017,794

SEE NOTES TO FINANCIAL STATEMENTS
32

June 30, 2014

ASSETS	Balanced	Income
Investments, at cost—Note A	$15,514,831	$7,622,656
Investments in unaffiliated issuers, at value—Note A	$14,455,797	$7,427,818
Investments in affiliated issuers, at value	2,699,781	701,336
Total Investments	17,155,578	8,129,154
Cash	42,184	26,055
Prepaid Expenses	1,550	221
Receivables:
Capital stock sold	16,540	—
Dividends and interest—Note A	3,634	900
Investment securities sold	221	37
Other	219	53
Total Assets	17,219,926	8,156,420
LIABILITIES
Payables:
Capital stock reacquired	500	—
Investment securities purchased	8,754	2,102
Accrued expenses:
Investment advisory fees—Note B	8,108	3,376
Distribution expense	4,737	2,191
Trustees' fees	3,012	3,316
Compliance expense	11,907	11,907
Transfer agent fees	7,516	3,720
Custodian fees	18,985	21,731
Legal and audit fees	16,266	16,171
Other accrued expenses	12,855	13,269
Total Liabilities	92,640	77,783
NET ASSETS	$17,127,286	$8,078,637

SEE NOTES TO FINANCIAL STATEMENTS
33

June 30, 2014

Statements of Assets and Liabilities (Unaudited), continued

	Growth	Growth and Income
NET ASSETS REPRESENTED BY
Paid in Capital	$13,833,248	$13,321,581
Undistributed (distributions in excess of) net investment income	68,612	56,248
Accumulated net realized gain (loss)	36,779	(23,367)
Net unrealized appreciation (depreciation) of:
Investments	2,237,572	1,663,313
Foreign currency translations	17	19
NET ASSETS	$16,176,228	$15,017,794
Class A
Net assets	$10,323,368	$8,479,090
Capital Shares Outstanding	798,771	677,781
Net asset value per share	$12.92	$12.51
Institutional Class
Net assets	$3,733,666	$2,162,987
Capital Shares Outstanding	288,230	172,507
Net asset value per share	$12.95	$12.54
Class C
Net assets	$2,119,194	$4,375,717
Capital Shares Outstanding	165,250	351,394
Net asset value per share	$12.82	$12.45

SEE NOTES TO FINANCIAL STATEMENTS
34

June 30, 2014

	Balanced	Income
NET ASSETS REPRESENTED BY
Paid in Capital	$15,472,979	$7,562,795
Undistributed (distributions in excess of) net investment income	54,022	18,230
Accumulated net realized gain (loss)	(40,480)	(8,895)
Net unrealized appreciation (depreciation) of:
Investments	1,640,747	506,497
Foreign currency translations	18	10
NET ASSETS	$17,127,286	$8,078,637
Class A
Net assets	$9,373,716	$4,097,659
Capital Shares Outstanding	788,715	371,303
Net asset value per share	$11.88	$11.04
Institutional Class
Net assets	$4,262,960	$2,303,340
Capital Shares Outstanding	357,986	208,414
Net asset value per share	$11.91	$11.05
Class C
Net assets	$3,490,610	$1,677,638
Capital Shares Outstanding	296,303	153,916
Net asset value per share	$11.78	$10.90

SEE NOTES TO FINANCIAL STATEMENTS
35

Period Ended June 30, 2014

Statements of Operations (Unaudited)

	Growth	Growth and Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $336; $214; $207; and $48; respectively)	$94,283	$131,030
Dividends from affiliate—Note C	81,279	68,452
Total Income	175,562	199,482
Expenses
Investment advisory fees—Note B	40,843	32,338
Distribution expenses—Class A (Note B)	12,174	8,549
Distribution expenses—Class C (Note B)	2,590	5,100
Service plan expenses—Class C (Note B)	7,770	15,299
Transfer agent fees	14,821	19,644
Printing and other shareholder communication fees	5,152	6,155
Custodian fees	49,743	52,517
Legal fees and related expenses	9,870	9,716
Trustees' fees and expenses	9,039	9,241
Compliance expense	6,221	6,220
Audit fees	12,003	14,462
Registration fees	23,990	25,165
Other expenses	1,681	1,558
Total Expenses	195,897	205,964
Less:
Advisory fee waiver—Note B	(4,487)	(3,163)
Expenses assumed by Adviser—Note B	(102,610)	(123,110)
Net expenses	88,800	79,691
Net investment income (loss)	86,762	119,791
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	64,446	13,932
Investments in affiliated issuers	11,081	6,506
Foreign currency transactions	(11)	(6)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	660,224	639,771
Investments in affiliated issuers	27,428	17,051
Foreign currency translation	(1)	—
Net realized and unrealized gain (loss) on investments and foreign currency	763,167	677,254
Net increase (decrease) in net assets resulting from operations	$849,929	$797,045

SEE NOTES TO FINANCIAL STATEMENTS
36

Period Ended June 30, 2014

	Balanced	Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $336; $214; $207; and $48; respectively)	$147,786	$102,708
Dividends from affiliate—Note C	59,581	14,495
Total Income	207,367	117,203
Expenses
Investment advisory fees—Note B	38,034	17,116
Distribution expenses—Class A (Note B)	10,256	4,566
Distribution expenses—Class C (Note B)	4,005	1,851
Service plan expenses—Class C (Note B)	12,015	5,554
Transfer agent fees	20,162	16,268
Printing and other shareholder communication fees	5,924	3,197
Custodian fees	52,645	53,760
Legal fees and related expenses	9,846	9,549
Trustees' fees and expenses	8,935	9,064
Compliance expense	6,221	6,221
Audit fees	14,462	14,462
Registration fees	24,288	24,206
Other expenses	1,473	1,389
Total Expenses	208,266	167,203
Less:
Advisory fee waiver—Note B	(3,470)	(907)
Expenses assumed by Adviser—Note B	(121,614)	(129,345)
Net expenses	83,182	36,951
Net investment income (loss)	124,185	80,252
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	17,167	4,520
Investments in affiliated issuers	3,758	2,308
Foreign currency transactions	(11)	(1)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	405,189	283,963
Investments in affiliated issuers	258,782	8,599
Foreign currency translation	3	—
Net realized and unrealized gain (loss) on investments and foreign currency	684,888	299,389
Net increase (decrease) in net assets resulting from operations	$809,073	$379,641
SEE NOTES TO FINANCIAL STATEMENTS
37

June 30, 2014

Statements of Changes in Net Assets

	Growth		Growth and Income
INCREASE (DECREASE) IN NET ASSETS	Unaudited Period Ended 6/30/14	Year Ended 12/31/13	Unaudited Period Ended 6/30/14	Year Ended 12/31/13
Operations
Investment income (loss), net	$86,762	$104,792	$119,791	$165,543
Net realized gain (loss) on investments and foreign currency transactions	75,516	3,047,209	20,432	2,588,384
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	687,651	377,595	656,822	(112,121)
Net increase (decrease) in net assets resulting from operations	849,929	3,529,596	797,045	2,641,806
Distributions to shareholders from: Net investment income
Class A	(10,394)	(53,546)	(43,175)	(50,331)
Institutional Class	(7,756)	(21,066)	(13,046)	(49,941)
Class C	—	—	(7,321)	(11,125)
Realized gains		(1,418,812)
Class A	(204,234)	(473,134)	(178,079)	(727,212)
Institutional Class	(72,703)	(301,442)	(45,528)	(180,481)
Class C	(42,269)	—	(92,185)	(449,890)
Total distributions to shareholders	(337,356)	(2,268,000)	(379,334)	(1,468,980)
From capital share transactions:
Class A
Proceeds from shares sold	1,663,199	2,277,031	2,399,235	2,408,249
Proceeds from reinvestment of distributions	212,599	1,451,656	205,075	715,020
Cost of shares redeemed	(1,319,611)	(5,017,656)	(313,972)	(959,275)
Net increase (decrease) from Class A transactions	556,187	(1,288,969)	2,290,338	2,163,994
Institutional Class
Proceeds from shares sold	84,014	2,854,807	566,697	1,601,782
Proceeds from reinvestment of distributions	78,123	482,875	58,574	230,130
Cost of shares redeemed	(55,220)	(1,705,238)	(11,113)	(6,533,762)
Net increase (decrease) from Institutional Class transactions	106,917	1,632,444	614,158	(4,701,850)
Class C
Proceeds from shares sold	43,901	196,939	777,040	1,683,932
Proceeds from reinvestment of distributions	36,470	268,837	97,796	453,647
Cost of shares redeemed	(180,577)	(141,736)	(327,103)	(768,641)
Net increase (decrease) from Class C transactions	(100,206)	324,040	547,733	1,368,938
Net increase (decrease) from capital share transactions	562,898	667,515	3,452,229	(1,168,918)
Net increase (decrease) in net assets	1,075,471	1,929,111	3,869,940	3,908
Net assets
Beginning of period	15,100,757	13,171,646	11,147,854	11,143,946
End of period (1)	$16,176,228	$15,100,757	$15,017,794	$11,147,854
(1) Includes undistributed net investment income (loss)	$68,612	$—	$56,248	$—

SEE NOTES TO FINANCIAL STATEMENTS
38

June 30, 2014

	Balanced		Income
INCREASE (DECREASE) IN NET ASSETS	Unaudited Period Ended 6/30/14	Year Ended 12/31/13	Unaudited Period Ended 6/30/14	Year Ended 12/31/13
Operations
Investment income (loss), net	$124,185	$236,949	$80,252	$148,252
Net realized gain (loss) on investments and foreign currency transactions	20,914	2,768,216	6,827	802,292
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	663,974	(250,226)	292,562	(251,679)
Net increase (decrease) in net assets resulting from operations	809,073	2,754,939	379,641	698,865
Distributions to shareholders from: Net investment income
Class A	(42,207)	(84,674)	(34,717)	(39,782)
Institutional Class	(23,284)	(74,915)	(21,514)	(65,475)
Class C	(4,672)	(12,363)	(9,042)	(15,482)
Realized gains
Class A	(160,194)	(828,004)	(48,075)	(230,970)
Institutional Class	(72,958)	(479,882)	(26,539)	(212,355)
Class C	(63,532)	(334,845)	(19,670)	(127,901)
Total distributions to shareholders	(366,847)	(1,814,683)	(159,557)	(691,965)
From capital share transactions:
Class A
Proceeds from shares sold	2,234,433	2,093,463	1,768,462	1,223,032
Proceeds from reinvestment of distributions	197,661	868,766	75,290	251,962
Cost of shares redeemed	(750,361)	(2,989,473)	(588,758)	(505,884)
Net increase (decrease) from Class A transactions	1,681,733	(27,244)	1,254,994	969,110
Institutional Class
Proceeds from shares sold	530,524	2,475,203	78,391	376,501
Proceeds from reinvestment of distributions	96,242	552,609	48,053	277,384
Cost of shares redeemed	(784,168)	(6,469,621)	(54,652)	(3,374,521)
Net increase (decrease) from Institutional Class transactions	(157,402)	(3,441,809)	71,792	(2,720,636)
Class C
Proceeds from shares sold	560,590	1,334,460	274,223	660,504
Proceeds from reinvestment of distributions	65,353	341,122	27,435	135,785
Cost of shares redeemed	(309,062)	(746,537)	(115,777)	(184,368)
Net increase (decrease) from Class C transactions	316,881	929,045	185,881	611,921
Net increase (decrease) from capital share transactions	1,841,212	(2,540,008)	1,512,667	(1,139,605)
Net increase (decrease) in net assets	2,283,438	(1,599,752)	1,732,751	(1,132,705)
Net assets
Beginning of period	14,843,848	16,443,600	6,345,886	7,478,591
End of period (1)	$17,127,286	$14,843,848	$8,078,637	$6,345,886
(1) Includes undistributed net investment income (loss)	$54,022	$—	$18,230	$3,251

SEE NOTES TO FINANCIAL STATEMENTS
39

June 30, 2014

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Growth		Growth and Income
	Unaudited Period Ended 6/30/14	Year Ended 12/31/13	Unaudited Period Ended 6/30/14	Year Ended 12/31/13
Class A
Shares sold	133,624	176,587	195,318	187,371
Shares issued in reinvestment of distributions	16,455	118,576	16,419	60,003
Shares redeemed	(105,123)	(401,895)	(25,943)	(75,508)
Net increase (decrease) in shares outstanding	44,956	(106,732)	185,794	171,866
Institutional Class
Shares sold	6,773	211,934	46,336	126,257
Shares issued in reinvestment of distributions	6,033	39,379	4,678	19,225
Shares redeemed	(4,375)	(125,643)	(902)	(491,008)
Net increase (decrease) in shares outstanding	8,431	125,670	50,112	(345,526)
Class C
Shares sold	3,547	15,253	64,447	127,506
Shares issued in reinvestment of distributions	2,845	22,072	7,861	38,243
Shares redeemed	(14,631)	(11,276)	(26,842)	(60,601)
Net increase (decrease) in shares outstanding	(8,239)	26,049	45,466	105,148

SEE NOTES TO FINANCIAL STATEMENTS
40

June 30, 2014

	Balanced		Income
	Unaudited Period Ended 6/30/14	Year Ended 12/31/13	Unaudited Period Ended 6/30/14	Year Ended 12/31/13
Class A
Shares sold	191,910	171,039	164,166	107,103
Shares issued in reinvestment of distributions	16,652	76,004	6,844	23,583
Shares redeemed	(63,833)	(241,932)	(54,058)	(44,296)
Net increase (decrease) in shares outstanding	144,729	5,111	116,952	86,390
Institutional Class
Shares sold	44,923	197,931	7,039	33,074
Shares issued in reinvestment of distributions	8,094	48,251	4,361	25,746
Shares redeemed	(67,310)	(511,983)	(5,008)	(292,301)
Net increase (decrease) in shares outstanding	(14,293)	(265,801)	6,392	(233,481)
Class C
Shares sold	48,444	111,858	25,370	58,741
Shares issued in reinvestment of distributions	5,557	30,106	2,524	12,837
Shares redeemed	(26,788)	(61,992)	(10,845)	(16,287)
Net increase (decrease) in shares outstanding	27,213	79,972	17,049	55,291

SEE NOTES TO FINANCIAL STATEMENTS
41

June 30, 2014

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Growth Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$12.51	$0.07	$0.61	$0.68	$0.01	$0.26	$–	$0.27
Year Ended December 31, 2013	11.33	0.11	3.10	3.21	0.07	1.96	–	2.03
Year Ended December 31, 2012	10.30	0.11	1.02	1.13	0.10	–	–	0.10
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	–	0.10
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	–	–	0.10
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$12.54	$0.09	$0.61	$0.70	$0.03	$0.26	$–	$0.29
Year Ended December 31, 2013	11.37	0.12	3.12	3.24	0.11	1.96	–	2.07
Year Ended December 31, 2012	10.34	0.12	1.04	1.16	0.13	–	–	0.13
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	–	0.12
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	–	–	0.12
Class C
Period Ended June 30, 2014 (Unaudited)	$12.45	$0.03	$0.60	$0.63	$–	$0.26	$–	$0.26
Year Ended December 31, 2013	11.31	(0.01)	3.11	3.10	–	1.96	–	1.96
Year Ended December 31, 2012	10.29	0.02	1.03	1.05	0.03	–	–	0.03
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	–	0.04
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	–	–	0.04
Growth and Income Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$12.13	$0.13	$0.59	$0.72	$0.07	$0.27	$–	$0.34
Year Ended December 31, 2013	11.30	0.16	2.50	2.66	0.13	1.70	–	1.83
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	–	–	0.17
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	–	0.19
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	–	–	0.17
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$12.15	$0.15	$0.59	$0.74	$0.08	$0.27	$–	$0.35
Year Ended December 31, 2013	11.30	0.22	2.49	2.71	0.16	1.70	–	1.86
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	–	–	0.20
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	–	0.21
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	–	–	0.19
Class C
Period Ended June 30, 2014 (Unaudited)	$12.08	$0.08	$0.58	$0.66	$0.02	$0.27	$–	$0.29
Year Ended December 31, 2013	11.27	0.06	2.50	2.56	0.05	1.70	–	1.75
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	–	–	0.08
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	–	0.11
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	–	–	0.11

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than 0.01.

SEE NOTES TO FINANCIAL STATEMENTS
42

June 30, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$12.92	5.51%	$10,323	1.11%	1.18%	2.51%	7%
Year Ended December 31, 2013	12.51	28.84%	9,432	1.26%	0.88%	2.87%	126%
Year Ended December 31, 2012	11.33	11.04%	9,751	1.32%	1.04%	3.19%	45%
Year Ended December 31, 2011	10.30	(4.50%)	1,463	1.19%	1.09%	6.37%	53%
Period Ended December 31, 2010[5]	10.89	9.96%	768	1.23%	1.32%	8.40%	40%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$12.95	5.61%	$3,734	0.86%	1.42%	2.26%	7%
Year Ended December 31, 2013	12.54	28.98%	3,508	1.01%	0.90%	2.62%	126%
Year Ended December 31, 2012	11.37	11.24%	1,753	1.06%	1.12%	2.94%	45%
Year Ended December 31, 2011	10.34	(4.12%)	2,582	0.94%	1.27%	6.12%	53%
Period Ended December 31, 2010[5]	10.91	10.33%	2,579	0.98%	1.32%	8.15%	40%
Class C
Period Ended June 30, 2014 (Unaudited)	$12.82	5.11%	$2,119	1.86%	0.41%	3.26%	7%
Year Ended December 31, 2013	12.45	27.84%	2,160	2.01%	-0.10%	3.62%	126%
Year Ended December 31, 2012	11.31	10.15%	1,667	2.06%	0.21%	3.93%	45%
Year Ended December 31, 2011	10.29	(5.10%)	1,501	1.94%	0.27%	7.12%	53%
Period Ended December 31, 2010[5]	10.88	9.16%	1,324	1.98%	0.43%	9.15%	40%
Growth and Income Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$12.51	6.00%	$8,479	1.05%	2.11%	3.04%	5%
Year Ended December 31, 2013	12.13	23.86%	5,966	1.12%	1.25%	3.02%	140%
Year Ended December 31, 2012	11.30	10.60%	3,618	1.13%	1.64%	3.61%	48%
Year Ended December 31, 2011	10.38	(2.16%)	2,460	1.00%	1.84%	4.12%	51%
Period Ended December 31, 2010[5]	10.80	9.79%	2,068	1.08%	2.42%	5.17%	30%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$12.54	5.58%	$2,163	0.80%	2.41%	2.79%	5%
Year Ended December 31, 2013	12.15	24.32%	1,487	0.87%	1.77%	2.77%	140%
Year Ended December 31, 2012	11.30	10.96%	5,286	0.88%	1.86%	3.36%	48%
Year Ended December 31, 2011	10.37	(2.01%)	4,785	0.78%	2.07%	3.89%	51%
Period Ended December 31, 2010[5]	10.80	9.93%	4,705	0.83%	2.18%	4.92%	30%
Class C
Period Ended June 30, 2014 (Unaudited)	$12.45	5.94%	$4,376	1.80%	1.29%	3.79%	5%
Year Ended December 31, 2013	12.08	22.94%	3,694	1.87%	0.44%	3.77%	140%
Year Ended December 31, 2012	11.27	9.80%	2,240	1.88%	0.84%	4.35%	48%
Year Ended December 31, 2011	10.34	(3.01%)	2,244	1.79%	1.08%	4.91%	51%
Period Ended December 31, 2010[5]	10.78	8.93%	1,516	1.83%	1.36%	5.93%	30%

SEE NOTES TO FINANCIAL STATEMENTS
43

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$11.56	$0.10	$0.48	$0.58	$0.05	$0.21	$–	$0.26
Year Ended December 31, 2013	11.22	0.17	1.76	1.93	0.14	1.45	–	1.59
Year Ended December 31, 2012	10.45	0.19	0.75	0.94	0.16	0.01	–	0.17
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	–	0.24
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	–	–	0.17
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$11.58	$0.11	$0.50	$0.61	$0.07	$0.21	$–	$0.28
Year Ended December 31, 2013	11.23	0.21	1.76	1.97	0.17	1.45	–	1.62
Year Ended December 31, 2012	10.46	0.22	0.74	0.96	0.18	0.01	–	0.19
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	–	0.26
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	–	–	0.19
Class C
Period Ended June 30, 2014 (Unaudited)	$11.47	$0.05	$0.49	$0.54	$0.02	$0.21	$–	$0.23
Year Ended December 31, 2013	11.14	0.07	1.76	1.83	0.05	1.45	–	1.50
Year Ended December 31, 2012	10.39	0.11	0.74	0.85	0.09	0.01	–	0.10
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	–	0.18
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	–	–	0.13
Income Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$10.72	$0.12	$0.42	$0.54	$0.09	$0.13	$–	$0.22
Year Ended December 31, 2013	10.92	0.22	0.81	1.03	0.20	1.03	–	1.23
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10	–	0.32
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	–	0.31
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	–	–	0.19
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$10.73	$0.13	$0.43	$0.56	$0.11	$0.13	$–	$0.24
Year Ended December 31, 2013	10.93	0.25	0.81	1.06	0.23	1.03	–	1.26
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10	–	0.35
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	–	0.33
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	–	–	0.20
Class C
Period Ended June 30, 2014 (Unaudited)	$10.60	$0.08	$0.41	$0.49	$0.06	$0.13	$–	$0.19
Year Ended December 31, 2013	10.82	0.13	0.81	0.94	0.13	1.03	–	1.16
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10	–	0.25
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	–	0.27
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	–	–	0.15

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than 0.01.

SEE NOTES TO FINANCIAL STATEMENTS
44

June 30, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$11.88	5.16%	$9,374	0.99%	1.71%	2.61%	9%
Year Ended December 31, 2013	11.56	17.48%	7,446	1.08%	1.36%	2.47%	106%
Year Ended December 31, 2012	11.22	9.02%	7,167	1.08%	1.75%	3.02%	42%
Year Ended December 31, 2011	10.45	1.04%	4,399	1.01%	2.07%	4.24%	46%
Period Ended December 31, 2010[5]	10.57	7.50%	2,071	1.10%	2.05%	5.19%	36%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$11.91	5.34%	$4,263	0.74%	1.94%	2.36%	9%
Year Ended December 31, 2013	11.58	17.86%	4,312	0.83%	1.71%	2.22%	106%
Year Ended December 31, 2012	11.23	9.26%	7,169	0.83%	1.99%	2.77%	42%
Year Ended December 31, 2011	10.46	1.24%	5,380	0.76%	2.27%	4.02%	46%
Period Ended December 31, 2010[5]	10.58	7.74%	5,292	0.85%	2.09%	4.93%	36%
Class C
Period Ended June 30, 2014 (Unaudited)	$11.78	4.77%	$3,491	1.74%	0.95%	3.36%	9%
Year Ended December 31, 2013	11.47	16.70%	3,086	1.83%	0.57%	3.22%	106%
Year Ended December 31, 2012	11.14	8.17%	2,108	1.83%	1.02%	3.77%	42%
Year Ended December 31, 2011	10.39	0.28%	931	1.76%	1.30%	5.00%	46%
Period Ended December 31, 2010[5]	10.53	6.68%	390	1.85%	1.34%	5.94%	36%
Income Portfolio
Class A
Period Ended June 30, 2014 (Unaudited)	$11.04	5.18%	$4,098	0.93%	2.30%	4.50%	11%
Year Ended December 31, 2013	10.72	9.65%	2,728	0.99%	1.93%	4.16%	97%
Year Ended December 31, 2012	10.92	6.99%	1,835	1.00%	2.01%	4.34%	84%
Year Ended December 31, 2011	10.51	2.51%	1,596	0.95%	2.35%	5.64%	45%
Period Ended December 31, 2010[5]	10.55	7.46%	1,164	1.10%	2.04%	6.67%	27%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$11.05	5.18%	$2,303	0.68%	2.50%	4.25%	11%
Year Ended December 31, 2013	10.73	9.89%	2,168	0.74%	2.17%	3.91%	97%
Year Ended December 31, 2012	10.93	7.23%	4,761	0.75%	2.25%	4.08%	84%
Year Ended December 31, 2011	10.52	2.74%	4,586	0.70%	2.61%	5.41%	45%
Period Ended December 31, 2010[5]	10.56	7.68%	4,107	0.85%	2.14%	6.41%	27%
Class C
Period Ended June 30, 2014 (Unaudited)	$10.90	4.72%	$1,678	1.68%	1.51%	5.25%	11%
Year Ended December 31, 2013	10.60	8.82%	1,450	1.74%	1.19%	4.91%	97%
Year Ended December 31, 2012	10.82	6.23%	882	1.75%	1.27%	5.09%	84%
Year Ended December 31, 2011	10.42	1.78%	661	1.70%	1.68%	6.35%	45%
Period Ended December 31, 2010[5]	10.50	6.54%	27	1.85%	1.27%	7.41%	27%

SEE NOTES TO FINANCIAL STATEMENTS
45

June 30, 2014

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2014, the Trust offered ten investment funds.

These financial statements relate only to the ESG Managers Growth Portfolio (the "Growth Portfolio"), ESG Managers Growth and Income Portfolio (the "Growth and Income Portfolio"), ESG Managers Balanced Portfolio (the "Balanced Portfolio"), and ESG Managers Income Portfolio (the "Income Portfolio") (each a "Fund" and collectively, the "Funds"), each a diversified series of the Trust. The Funds described herein commenced operations on January 4, 2010.

Each Fund has three classes of shares—Class A Shares, Institutional Class Shares and Class C Shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds use multiple advisers to seek to achieve their investment objectives and Morningstar Associates may allocate a portion of a Fund's assets to one or more investments, such as the underlying funds listed below ("Underlying Funds"), or to one or more subadvisers, who seek to invest the assets allocated to them consistent with the investment style specified by Morningstar (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond). At present, the only subadviser engaged by the Adviser to manage a portion of the Funds is ClearBridge, with all other asset invested in the Underlying Funds. The potential risks and returns of each Fund vary with the degree to which each Fund's assets are invested in particular market segments and/or asset classes. Morningstar Associates will allocate each Fund's assets to Underlying Funds, the Adviser or one or more subadvisers in Morningstar Associates' sole discretion.

46

June 30, 2014

Notes to Financial Statements (Unaudited), continued

The Funds' "multi-manager" approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds and subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Morningstar Associates may periodically adjust asset allocations to favor those Underlying Funds and subadvisers that Morningstar Associates believes will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested in a particular Underlying Fund or with any subadviser at any given time. The Adviser and/or Morningstar Associates may change the Funds' asset allocations at any time without notice to shareholders and without shareholder approval.

Morningstar establishes different allocations among Underlying Funds, the Adviser and subadvisers for each Fund. In general, relative to other Funds, the Growth Portfolio will have the greatest allocations to Underlying Funds and subadvisers investing principally in equity securities, each of the Growth and Income Portfolio and the Balanced Portfolio will have successively lower allocations to Underlying Funds and subadvisers investing principally in equity securities, and the Income Portfolio will have the lowest allocation to Underlying Funds and subadvisers investing principally in equity securities. Similarly, it is expected that in general, relative to the other Funds, the Income Portfolio will have the greatest allocation to Underlying Funds and subadvisers investing primarily in fixed income securities, the Balanced Portfolio and the Growth and Income Portfolio will have successively lower allocations to Underlying Funds and subadvisers investing primarily in fixed income securities, and the Growth Portfolio will have the lowest allocations to Underlying Funds and subadvisers investing primarily in fixed income securities.

With respect to the fixed income portion of its investment portfolio, each Fund may invest, through Underlying Funds or subadvisers, in (i) securities issued by the U.S. government, its agencies and instrumentalities, (ii) corporate bonds and asset backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. Each Fund may purchase fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor's Ratings Group or Baa by Moody's Investors Service or unrated securities of comparable quality as determined by the

47

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Notes to Financial Statements (Unaudited), continued

Adviser, subadviser or the adviser of the Underlying Fund), though it is not currently anticipated that any Fund will invest more than 20% of its assets in junk bonds.

With respect to the equity portion of its investment portfolio, each Fund may invest, through Underlying Funds or subadvisers, in securities of companies with any market capitalization, and the Adviser, subadviser and/or the adviser of the Underlying Fund intends to focus on economic sectors that it believes offer the Funds the potential to meet their investment objectives. Each Fund may invest in the securities of other investment companies that are part of the Pax World family of investment companies, including in particular mutual funds (the "Underlying Pax Mutual Funds") managed by the Adviser. The Underlying Pax Mutual Funds include, but are not limited to, Pax World Global Environmental Markets Fund, Pax World High Yield Bond Fund, Pax World Small Cap Fund and Pax MSCI International ESG Index Fund. Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules adopted thereunder.

The Growth Portfolio's primary investment objective is to seek long-term capital appreciation. The portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs") almost all of its total assets in equity securities (e.g., stocks), although it may invest a small portion (generally less than 10%) of its total assets in fixed income securities. The Growth Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Growth and Income Portfolio's investment objective is to seek long-term capital appreciation plus current income. Under normal market conditions, the Growth and Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) most of its total assets in equity securities (e.g., stocks) that pay current dividends and that the Adviser or a subadviser (as defined below) believes have the potential for capital appreciation, although, it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth and Income Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

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The Balanced Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Balanced Portfolio seeks current income. Under normal market conditions, the Balanced Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) approximately 60%-75% of its total assets in equity securities (e.g., stocks) and approximately 25%-40% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), depending on market conditions. The Balanced Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Income Portfolio's primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Income Portfolio seeks capital appreciation. Under normal market conditions, the Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) at least 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Income Portfolio may invest in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (Unaudited), continued

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly

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Notes to Financial Statements (Unaudited), continued

meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At June 30, 2014, no management-appraised fair valued securities were held by any of the Funds.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market

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Notes to Financial Statements (Unaudited), continued

participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed

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Notes to Financial Statements (Unaudited), continued

income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2014:

	Level 1	Level 2	Level 3	Totals
Growth
Common Stocks—Domestic	$2,654,915	$—	$—	$2,654,915
Common Stocks—Foreign	376,914	—	—	376,914
Affiliated Investment Companies	3,342,549	—	—	3,342,549
Unaffiliated Investment Companies	9,853,791	—	—	9,853,791
Total	$16,228,169	$—	$—	$16,228,169
Growth and Income
Common Stocks—Domestic	$1,880,239	$—	$—	$1,880,239
Common Stocks—Foreign	265,036	—	—	265,036
Affiliated Investment Companies	2,588,198	—	—	2,588,198
Unaffiliated Investment Companies	10,313,430	—	—	10,313,430
Total	$15,046,903	$—	$—	$15,046,903
Balanced
Common Stocks—Domestic	$1,859,283	$—	$—	$1,859,283
Common Stocks—Foreign	263,230	—	—	263,230
Affiliated Investment Companies	2,699,781	—	—	2,699,781
Unaffiliated Investment Companies	12,333,284	—	—	12,333,284
Total	$17,155,578	$—	$—	$17,155,578
Income
Common Stocks—Domestic	$455,144	$—	$—	$455,144
Common Stocks—Foreign	65,333	—	—	65,333
Affiliated Investment Companies	701,336	—	—	701,336
Unaffiliated Investment Companies	6,907,341	—	—	6,907,341
Total	$8,129,154	$—	$—	$8,129,154

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Notes to Financial Statements (Unaudited), continued

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 2 to Level 1 transfers were $34,630 for the Growth Portfolio, $22,227 for the Growth and Income Portfolio, $25,337 for the Balanced Portfolio, and $6,107 for the Income Portfolio, due to the utilization of the pricing vendor's fair value pricing of foreign securities.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

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Notes to Financial Statements (Unaudited), continued

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

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NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with the Adviser. Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser. With respect to the portion of assets invested in mutual funds and/or ETFs the Adviser is paid an advisory fee of 0.45%, and the Adviser continues to apply previously existing management fees to the portion of fund assets managed directly by a subadviser, resulting in annualized advisory fee ratios as follows during the period (expressed as a percentage of the average daily net assets of such Fund):

Fund	Managed by Subadviser	Fund Investments	YTD 2014 Effective Advisory Fee
Growth	0.90%	0.45%	0.53%
Growth and Income	0.85%	0.45%	0.51%
Balanced	0.80%	0.45%	0.49%
Income	0.75%	0.45%	0.47%

The Adviser has entered into an Asset Allocation Agreement with Morningstar Associates, whereby Morningstar Associates, subject to the supervision of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

As the portfolio construction adviser to the Adviser and each of the Funds, Morningstar Associates has primary responsibility for: (i) the design of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Underlying Fund, subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of the Underlying Funds to be invested in by each Fund and the hiring, termination and replacement of subadvisers to manage portions of the assets of each Fund,

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and (iv) together with the Adviser, overseeing and monitoring the ongoing performance of the pooled investment vehicles and subadvisers of each Fund.

The Adviser compensates Morningstar Associates out of the advisory fees it receives from the applicable Fund. As of June 30, 2014, the Adviser pays a fee to Morningstar Associates at an annual rate of 0.15% of the daily net assets of each Fund.

Pursuant to Subadvisory Contracts, the subadvisers manage the Funds' portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates. For their services under their respective Subadvisory Contracts, each subadviser receives from the Adviser a fee based on a percentage of the applicable average daily net assets from the Adviser's advisory fee (the "Subadvisory fees"). At present, the only subadviser engaged by the Adviser is ClearBridge.

Payment of fees to Morningstar and the subadviser is the responsibility of the Adviser, and is not an additional expense of the Funds.

During the period, the Adviser voluntarily waived advisory fees related to a portion of the acquired fund fees for investments in other mutual funds managed by the Adviser. For the period ended June 30, 2014, the Funds incurred the following advisory fees and fee waivers:

Fund	Gross Advisory Fee	Fees Waived	Net Advisory Fee
Growth	$40,843	$4,487	$36,356
Growth and Income	32,338	3,163	29,175
Balanced	38,034	3,470	34,564
Income	17,116	907	16,209

The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's Other Expenses (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than ETFs) advised by the Adviser), as a percentage of its average net assets, do not exceed 0.39%, 0.34%, 0.29% and 0.24% on an annualized basis for the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio,

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respectively. The table below summarizes contractual expense arrangements in place during the period (expressed as a percentage of the average daily net assets of each Fund):

	Capped Expenses		YTD 2014
Fund	Managed by Subadviser	Fund Investments	Effective Expense Cap
Growth
Class A	1.54%	1.09%	1.17%
Institutional	1.29%	0.84%	0.92%
Class C	2.29%	1.84%	1.92%
Growth and Income
Class A	1.44%	1.04%	1.10%
Institutional	1.19%	0.79%	0.85%
Class C	2.19%	1.79%	1.85%
Balanced
Class A	1.34%	0.99%	1.03%
Institutional	1.09%	0.74%	0.78%
Class C	2.09%	1.74%	1.78%
Income
Class A	1.24%	0.94%	0.96%
Institutional	0.99%	0.69%	0.71%
Class C	1.99%	1.69%	1.71%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31,2015.

This reimbursement arrangement will continue in effect until at least December 31, 2015 unless modified or terminated by the Fund's Trustees.

Such expenses include (i) investment advisory and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

Each of the Funds is subject to the expenses, including advisory fees, of the underlying funds in which it invests.

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For the period ended June 30, 2014, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Class A	Institutional	Class C
Growth	$65,151	$23,597	$13,862
Growth and Income	66,363	17,162	39,585
Balanced	64,763	31,559	25,292
Income	64,629	38,509	26,207

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. The Funds' distributor may pay all or any portion of the distribution fee to secure ties dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, and may retain all or any portion of the distribution fee as compensation for the distributor's services as principal underwriter of the indicated shares of such Fund. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

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NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds (excluding short-term investments and U.S. government bonds, if any) for the period ended June 30, 2014 were as follows:

Fund	Purchases	Sales
Growth	$1,575,444	$1,161,680
Growth and Income	3,805,147	595,023
Balanced	3,050,841	1,453,154
Income	2,238,475	795,846

For federal income tax purposes, the identified cost of investments owned at June 30, 2014 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2014 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Growth	$13,990,597	$2,257,387	$19,815	$2,237,572
Growth and Income	13,383,590	1,675,146	11,833	1,663,313
Balanced	15,514,831	1,690,650	49,903	1,640,747
Income	7,622,656	518,729	12,232	506,497

At June 30, 2014, the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio had unrealized foreign currency gains of $17, $19, $18 and $10, respectively.

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The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At June 30, 2014, the Funds held the following investments in affiliated companies:

Fund	Shares Held at 06/30/14	Value at 12/31/13	Gross Additions	Gross Reductions	Value at 06/30/14	Income Distributions
Growth
Pax MSCI International ESG Index Fund	196,234	$1,371,972	$180,665	$128,901	$1,756,292	$50,792
Pax World Global Environmental Markets Fund	30,265	327,203	62,141	—	396,773	3,585
Pax World International Fund*	—	344,596	20,445	—	—	20,445
Pax World Small Cap Fund	83,239	996,357	145,301	3,126	1,189,484	6,458
Total		$3,040,128	$408,552	$132,027	$3,342,549	$81,279
Growth and Income
Pax MSCI International ESG Index Fund	154,397	$785,376	$417,778	$6,661	$1,381,851	$39,655
Pax World Balanced Fund	—	5,857	—	5,938	—	—
Pax World Global Environmental Markets Fund	12,551	135,658	25,691	—	164,548	1,487
Pax World High Yield Bond Fund	56,993	386,842	43,364	—	437,133	12,466
Pax World International Fund*	—	190,828	11,561	—	—	11,561
Pax World Small Cap Fund	42,314	404,962	176,015	425	604,666	3,283
Total		$1,909,523	$674,409	$13,024	$2,588,198	$68,452
Balanced
Pax MSCI International ESG Index Fund	135,100	$909,114	$283,063	$55,057	$1,209,146	$34,285
Pax World Balanced Fund	—	8,162	—	8,270	—	—
Pax World Global Environmental Markets Fund	24,659	260,297	57,122	—	323,283	2,832
Pax World High Yield Bond Fund	66,642	473,048	39,673	10,000	511,142	15,170
Pax World International Fund*	—	81,270	3,844	—	—	3,844
Pax World Small Cap Fund	45,921	516,588	138,695	27,280	656,210	3,451
Total		$2,248,479	$522,397	$100,607	$2,699,781	$59,581

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Notes to Financial Statements (Unaudited), continued

Fund	Shares Held at 06/30/14	Value at 12/31/13	Gross Additions	Gross Reductions	Value at 06/30/14	Income Distributions
Income
Pax MSCI International ESG Index Fund	30,867	$158,134	$119,740	$10,852	$276,263	$7,933
Pax World Balanced Fund	—	1,959	—	1,986	—	—
Pax World Global Environmental Markets Fund	8,877	110,679	3,510	—	116,384	1,052
Pax World High Yield Bond Fund	18,273	99,595	38,287	—	140,156	3,897
Pax World International Fund*	—	11,100	698	—	—	698
Pax World Small Cap Fund	11,794	101,097	60,490	—	168,533	915
Total		$482,564	$222,725	$12,838	$701,336	$14,495

Income distributions from affiliates are included as dividend income on the Statement of Operations. Dividends are reinvested, with reinvestment amounts included under Gross Additions column above.

*The Pax World International Fund (the "acquired fund") was acquired by the Pax MSCI International ESG Index Fund (the "acquiring fund") on March 31, 2014. Shareholders of the acquired fund received an equivalent value of shares of the acquiring fund upon completion of the merger. The value of shares exchanged is not reflected in Gross Additions or Gross Reductions figures in the table above.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. Without regard to the underlying holdings of affiliated investment companies in which the Funds

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Notes to Financial Statements (Unaudited), continued

invest, at June 30, 2014, the Funds did not directly hold any securities exempt from registration under Rule 144A of the Act.

The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at June 30, 2014, the Funds did not directly hold any securities which were deemed illiquid.

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2014 and 2013 was as follows:

	Distributions paid in 2014		Distributions paid in 2013
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Growth	$131,937	$205,419	$530,670	$1,737,330
Growth and Income	225,476	153,858	597,625	871,355
Balanced	221,625	145,222	782,915	1,031,768
Income	94,989	64,568	239,999	451,966
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Notes to Financial Statements (Unaudited), continued

As of December 31, 2013, the Funds had no capital loss carryforward amounts available to offset future gains.

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 through 2013). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2014, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The Investment Company Act of 1940 (the "1940 Act") requires that the Trustees request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust's investment advisory contract (the "Management Contract"). Similarly, the 1940 Act requires that the Trustees request and evaluate, and that each of Morningstar Associates, LLC ("Morningstar") and ClearBridge Advisors, LLC ("Clearbridge") (each a "Subadviser" and collectively, the "Subadvisers") furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of its respective subadvisory contract (each a "Subadvisory Contract" and collectively, the "Subadvisory Contracts") among the Trust, the Adviser and such Subadviser. The Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") met in person in March and June of 2014 for the purpose of considering the Management Contract and each Subadvisory Contract (the "contract review meetings"). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser and each Subadviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contract and each Subadvisory Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contract and each Subadvisory Contract by

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Notes to Financial Statements (Unaudited), continued

independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contract and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and each Subadviser. They considered the terms of the Management Contract and each Subadvisory Contract and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by the Adviser and each Subadviser to manage the Funds;

•  possible conflicts of interest and fall-out benefits,

•  brokerage practices,

•  the compliance functions of the Adviser, and

•  financial results, assets under management and other information relating to the financial resources of the Adviser.

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Notes to Financial Statements (Unaudited), continued

In addition to considering the Funds' investment performance (see below), the Trustees considered, among other matters, the Adviser's general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and each Subadviser in managing the Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Adviser and Clearbridge, including research services acquired with "soft dollars" available to the Adviser and Clearbridge as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser's compliance and operational functions, as well as the resources being devoted by the Adviser to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to each Fund by its applicable Subadvisers, was consistent with such Fund's operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser and each applicable Subadviser to each Fund were sufficient to warrant approval of the Management Contract and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of each Fund, comparing each such Fund's investment results with those of other mutual funds within their Lipper peer group over the 1-year and 3-year periods ended March 31, 2014. The Independent Trustees considered that the ESG Managers Growth and Income Portfolio, ESG Managers Balanced and ESG Managers Income Portfolios had outperformed their Lipper performance universe average for both periods, while the ESG Managers Growth Portfolio had underperformed its Lipper performance universe average for both periods.

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Notes to Financial Statements (Unaudited), continued

The Trustees, including the Independent Trustees, also considered the performance of ClearBridge relative to its benchmark index, as well as the performance of Morningstar in allocating each Fund's assets. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ sustainable or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, which includes performance relative to one or more selected securities indices or other benchmarks. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees paid to each Subadviser by the Adviser, as well as each Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds within the same peer group as identified by Lipper. The Independent Trustees noted that the total expenses including acquired fund fees and expenses of the ESG Managers Growth, ESG Managers Growth and Income, ESG Managers Balanced and ESG Managers Income Portfolios were above average for, though within the range of, their Lipper peers, consisting primarily funds-of- affiliated funds. The Independent Trustees also noted that the total expenses including acquired fund fees and expenses of the ESG Managers Growth, ESG Managers Growth and Income, ESG Managers Balanced and ESG Managers Income Portfolios were below average for, though within the range of, the corresponding expenses of competitors identified by the Adviser that are primarily funds-of-unaffiliated funds. Each Fund's management fees (after giving effect to the expense reimbursements described below) were equal to or below the median management fees of its Lipper peer group. In connection with their review, the Trustees considered the Adviser's agreement to reimburse each Fund through December 31, 2015 to

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Notes to Financial Statements (Unaudited), continued

the extent that such Fund's "Other Expenses" (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses (except that the Adviser has also agreed contractually to waive its advisory fees with respect to the Funds' investments in funds advised by the Adviser)) as a percentage of average net assets do not exceed 0.39% on an annualized basis for the ESG Managers Growth Portfolio, 0.34% for the ESG Managers Growth and Income Portfolio, 0.29% for the ESG Managers Balanced Portfolio, and 0.24% for the ESG Managers Income Portfolio.

The Trustees considered the expenses indirectly borne by the Funds through their investment in other funds (including funds advised by the Adviser), and the extent to which the services provided by the Adviser to such funds afforded the Funds access to a more diversified investment portfolio than would otherwise have been practicable in light of the Funds' current asset levels. The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and each Subadviser in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser's relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the Adviser, and the profitability to the Adviser of its advisory relationship with each Fund, in each case for the year ended December 31, 2013. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is

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affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser's level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of any Subadvisory Contract to the relevant Subadviser because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser under such contracts reduce the profitability of the Adviser, and the fees payable under each Subadvisory Contract are the product of arm's-length bargaining between the applicable Subadviser and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and each Subadviser from their relationships with the Trust, including reputational and other "fall out" benefits. During the course of the year, the Trustees received presentations from the Adviser, and information from ClearBridge, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser's profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Adviser and each Subadviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that, in light of the small size of the Funds, the Funds did not yet appear to have achieved significant economies of scale. The Trustees concluded that the Funds' overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders, the Adviser and each Subadviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

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Notes to Financial Statements (Unaudited), continued

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract and each Subadvisory Contract was in the best interests of the Fund and should be approved.

NOTE F—Proxy Voting

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 877.374.7678, or within the Statement of Additional Information available on ESG Managers' website at www.esgmanagers.com or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning ESG Managers (toll-free) at 877.374.7678 or visiting ESG Managers' website at www.esgmanagers.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE G—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting ESG Managers' website at www.esgmanagers.com or telephoning ESG Managers (toll-free) at 877.374.7678.

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The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 877.374.7678 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.esgmanagers.com.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the ESG Managers® Portfolios only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 877.374.7678, e-mailing info@esgmanagers.com or visiting www.esgmanagers.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 877.374.7678 or visit www.esgmanagers.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/14).

71

30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX004442

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) Class R (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX) Class A (PXGAX) Institutional Class (PWGIX) Class R (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX) Class A (PXSAX) Institutional Class (PXSIX) Class R (PXSRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX) Class A (PXHAX) Institutional Class (PXHIX) Class R (PXHRX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX) Class A (PXEAX) Institutional Class (PGINX) Class R (PGRGX)
PAX MSCI INTERNATIONAL ESG INDEX FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) Class R (PXIRX)
PAX ELLEVATE GLOBAL WOMEN'S INDEX FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)

SEMI-ANNUAL REPORT

June 30, 2014

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	5
Pax World Growth Fund	9
Pax World Small Cap Fund	13
Pax World High Yield Bond Fund	17
Pax World Global Environmental Markets Fund	23
Pax MSCI International ESG Index Fund	29
Pax Ellevate Global Women's Index Fund	34
Sustainability Update	38
Shareholder Expense Examples	40
Schedule of Investments	43
Statements of Assets and Liabilities	74
Statements of Operations	78
Statements of Changes in Net Assets	80
Statements of Changes—Shares of Beneficial Interest	84
Financial Highlights	86
Notes to Financial Statements	98
Account Options and Services	133

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Advisers

Pax World Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

The first six months of 2014 have surprised most market commentators, although I suppose to some extent that is always the case. We listen to experts only to learn that they are usually wrong, at least when it comes to predicting the future.

Equity prices continued their climb, but so did bond prices—something virtually no one predicted. Volatility was low. Those forecasting that inflation and higher rates are just around the corner have been wrong for years, but perhaps they will eventually be right. We shall have to see. Central bank policies continued to be accommodative to spur economic growth during the first half of 2014 but the Federal Reserve has now announced not only tapering but an end-date to its stimulus program.

The Fed policy change comes amidst evidence of an accelerating recovery in the underlying economy, with unemployment dipping to 6.1 percent in June, its lowest figure since September 2008. There is also growing evidence of widening economic inequality, however, and concern in some quarters that structural inequality and lower productivity are becoming significant drags on future economic growth. The economic environment remains uncertain.

Because being confronted with mixed signals and uncertainty about the future is a relative constant in the investment business, we try to refrain from grandiose prognosticating at Pax World. Instead, our portfolio managers stay focused on fundamentals and are ever attentive to risk. At the same time, I think it's fair to say that they remain cautiously optimistic about the investment climate as we start the second half of 2014.

As for the first half of the year, it was hardly uneventful at Pax World. Major new initiatives included creating the first-ever global women's index (the Pax Global Women's Leadership Index); the first ever global index fund focused on investing in women's leadership (the Pax Ellevate Global Women's Index Fund); the first-ever merger of an ETF into an open-end mutual fund (the Pax MSCI International ESG Index Fund); introducing our second fossil fuel-free portfolio (Pax World Growth Fund); and the first-ever Sustainability Report issued by Pax World.

On June 4, 2014, we re-launched the Pax World Global Women's Equality Fund (PXWEX) which, following a shareholder vote, has adopted a new strategy and has been renamed the Pax Ellevate Global Women's Index Fund. The Fund was re-launched in partnership with Ellevate Asset Management, whose principal is Sallie Krawcheck. The Pax Ellevate Global Women's Index Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women's Leadership Index,* an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs. This Fund is the first of its kind—and is the only equity mutual fund in the United States that focuses on investing in the highest-rated companies in the world in advancing women's leadership.

In advance of launching the Pax Ellevate Global Women's Index Fund, we built the first-ever global Index consisting of companies that are leaders in advancing women, as rated by Pax World Gender Analytics. Research suggests that where women are better represented on boards and in management, companies actually perform better. We designed this first-of-its-kind index, where the universe of stocks is distinguished vis-à-vis the market as a whole by its gender leadership, in order to measure the contributions and capture the returns associated with women's leadership. We believe the Fund represents a market solution to a global business challenge: by helping direct investor capital towards those companies that are embracing gender diversity, we hope more companies will decide to do so.

We also hope to be able to deliver market or above-market returns over the long term. And because the Fund invests in a diversified, broad-market global index, we believe the Fund can be considered as a core holding in many investor portfolios.

We were particularly pleased to be able to partner with Sallie Krawcheck and her team at Ellevate Asset Management in launching the Pax Ellevate Global Women's Index Fund. Sallie Krawcheck is one of the most respected individuals in the financial services industry, and her interest in partnering with Pax World on the Fund speaks to the gathering momentum around investing in women, and in companies that invest in women.

At the end of March, we also launched the Pax MSCI International ESG Index Fund (PXINX), the product of a merger between the Pax World International

Fund and the Pax MSCI EAFE ESG ETF. The new fund, a passively-managed index fund, is designed to track the performance of the MSCI EAFE ESG Index, which consists of equity securities of companies in developed markets, excluding the U.S. and Canada, that have high environmental, social and governance (ESG) ratings relative to their sector and industry peers, as rated by MSCI ESG Research. The Fund is the only mutual fund in the United States that tracks the MSCI EAFE ESG Index, and we hope it will provide an attractive option to investors seeking international exposure under a sustainable investing approach.

Pax World also recently hired a new Chief Investment Officer. Steve Falci, whose prior positions include Head of Strategy Development, Sustainable Investment at Kleinwort Benson Investors and Chief Investment Officer for Equities at Calvert Group, has deep experience in sustainable investing and we are very pleased to welcome him to our team.

We remain committed to serving sustainable investors and to offering a family of funds that is responsive to the growing interest among investors in companies that are making a positive difference in confronting global sustainability challenges while also seeking to deliver market returns to investors.

Please don't hesitate to contact me, or any member of our staff, should you have any questions or need additional information. In the meantime, I hope you are enjoying your summer and thank you again for your investments in Pax World Funds.

Sincerely,

Joseph F. Keefe
President and CEO

*A customized index calculated by MSCI.

Past performance is no guarantee of future results.

The Fund's distributor, ALPS Distributors, Inc., is not affiliated with Ellevate Asset Management, LLC.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

June 30, 2014

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Institutional Class, and Class R shares of the Fund had total returns of 5.00%, 5.07%, and 4.82%, respectively, compared to 5.90% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index blend (the Blended Index) and 5.38% for the Lipper Balanced Funds Index.

What factors contributed to the Fund's performance? The Fund's equity investments outperformed the equity component of the Blended Index, primarily due to stock selection and to a relative overweight allocation to equities. Equity sector investments that contributed positively to the Fund's relative performance were consumer discretionary, energy and information technology while the Fund's holdings of companies in the health care, materials and utilities sectors detracted from performance. The Fund's bond investments underperformed relative to the fixed income component of the Blended Index while providing a positive absolute contribution to Fund performance. The largest detractors were securities in the corporate, government-related and U.S. Treasury bond sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? As the year began, the U.S. Federal Reserve continued to reduce the level of investment it has been making each month in U.S. Treasury and mortgage-related bonds as part of its quantitative easing1 economic stimulus program. Investor expectations for interest rates increases intensified. Both circumstances have negative implications for fixed income performance. In response, fixed income investments in the Fund were reduced and duration was shortened. Allocations to equities and cash were increased. Within the Fund's equity portfolio, allocations to the information technology, financial, and industrial sectors were increased based on an anticipated acceleration of corporate capital expenditures. The Fund's investment in health care stocks was reduced, especially after the first quarter when many stocks in the sector that had benefited from favorable investor sentiment suffered as stock price momentum reversed.

What portfolio holdings contributed positively to performance? DirecTV, a satellite television products and services provider, benefited due to an announcement by

June 30, 2014

Pax World Balanced Fund, continued

AT&T, Inc. that it intended to acquire the firm. DirecTV is the U.S. Environmental Protection Agency's 2014 Energy Star Partner of the Year based on its commitment to energy efficient design. Baker Hughes, Inc., which serves the energy industry, enjoyed strong stock performance based on favorable earnings reports, margins that beat analysts' expectations and positive future guidance. ONEOK, Inc. is a diversified energy company that benefited from improving investor sentiment after increasing its dividend and reporting a favorable growth outlook. Both Baker Hughes and ONEOK have received positive attention for their efforts to reduce the environmental impact of their operations.

What portfolio holdings detracted from performance? Earnings for Chicago Bridge & Iron Co. NV fell short of expectations and the Fund's position in the company was sold. The stock of Nucor Corp., a steel manufacturer, suffered after the company announced weak seasonal performance in the first quarter and disappointing future earnings guidance. State Street Corp. is a custody bank which provides a range of financial services for the investment industry. The bank has been negatively affected by low interest rates. Its net interest margin (the difference between what it realizes on short term investments and the interest it pays on short term deposits) has been shrinking which hurts net interest revenue.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	5.00%	16.79%	8.09%	11.21%	5.73%
Institutional Class[1,2]	PAXIX	5.07%	17.03%	8.36%	11.49%	5.92%
Class R1, 3	PAXRX	4.82%	16.46%	7.82%	10.93%	5.55%
S&P 500 Index[4,8]		7.14%	24.61%	16.58%	18.83%	7.78%
Blended Index[5,6,8]		5.90%	16.24%	11.48%	13.32%	6.93%
Lipper Balanced Funds Index[7,8]		5.38%	16.25%	9.74%	12.50%	6.51%

Total returns for periods of less than one year have not been annualized.

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance,

June 30, 2014

which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	58.7%
U.S. Bonds	33.4%
Foreign Stocks	3.8%
Foreign Bonds	0.9%
Affiliated Investment Companies	1.0%
Exchange Traded Funds	0.3%
Cash & Cash Equivalents	1.9%
Total	100.0%

June 30, 2014

Pax World Balanced Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Becton Dickinson & Co.	2.4%
Apple, Inc.	2.2%
Morgan Stanley	1.9%
BlackRock, Inc.	1.8%
American Tower Corp., REIT	1.7%
UnitedHealth Group, Inc.	1.6%
EI du Pont de Nemours & Co.	1.6%
American Express Co.	1.6%
EQT Corp.	1.5%
BorgWarner, Inc.	1.4%
Total	17.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	34.3%
Corporate Bonds 10.1%, Agency/Gov't Related Bonds 8.0%, Treasury Bonds 9.1%, Mortgage Backed Bonds 5.6%, Municipal Bonds 0.7%, Gov't Bonds 0.6% and Community Investing Bonds 0.2%.
Financials	12.4%
Information Technology	11.6%
Health Care	9.8%
Energy	7.8%
Industrials	7.7%
Consumer Discretionary	6.9%
Consumer Staples	3.3%
Materials	1.6%
Affiliated Investment Companies	1.0%
Utilities	0.7%
Telecommunication Services	0.7%
Exchange Traded Funds	0.3%
Other	1.9%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 4.94%, 4.99%, 5.07%, and 4.82%, respectively, compared to 6.31% for the Russell 1000 Growth Index (the Index) and 5.15% for the Lipper Multi-Cap Growth Funds Index. During the period, the Fund divested its fossil fuel holdings and now pursues a fossil fuel-free investment strategy. The Fund seeks to avoid investments in companies that derive a majority of their revenue from the exploration, development and refining of fossil fuels including oil, coal and natural gas. In lieu of fossil fuel companies, the Fund substitutes investments in companies that are proactively developing solutions to global sustainability challenges, including climate change, water, food and health care.

What factors contributed to the Fund's performance? Performance of the Fund's investments in the consumer discretionary, industrials and financials sectors was the top contributor to its performance relative to the Index, largely due to strong stock selection. Investments in the energy, consumer staples and information technology sectors were the largest detractors from relative performance. The Fund completed implementation of its fossil fuel-free investment approach just as energy prices increased, primarily due to geopolitical tensions in the Middle East. The Fund's top performing stock for the quarter was SunPower Corp., an investment added as the Fund divested from fossil fuel energy companies.

Can you discuss any significant changes to the Fund's positioning throughout the period? As the fossil fuel-free investment approach was implemented, the Fund's small allocation to the energy sector declined during the period and was eliminated entirely by the end of April 2014. The Fund's other sector allocations were generally unchanged and include cyclically-oriented and economically sensitive stocks because we anticipate a continued, moderately-paced economic recovery.

What portfolio holdings contributed positively to performance? Marriott International, Inc., Class A, which operates hotels and resorts worldwide, benefited from an uptick in travel, particularly business-related travel, and increases in occupancy and room rates. MSCI ESG Research reports that Marriott maintains policies and goals to reduce energy and water consumption in its hotels. Baker

June 30, 2014

Pax World Growth Fund, continued

Hughes, Inc., which serves the energy industry, enjoyed strong stock performance in the period based on favorable earnings reports for the fourth quarter of 2013 and the first quarter of 2014, margins that beat analysts' expectations and positive future guidance. MSCI ESG Research highlights the company's efforts to minimize the environmental impact of its operations. United Rentals, Inc. rents general construction and industrial equipment to businesses and governments, primarily. In light of the slow pace of the overall economic recovery, many of United Rentals customers choose to rent rather than purchase and maintain construction equipment. The company maintains materials and waste management efforts to reduce its environmental impact.

What portfolio holdings detracted from performance? Whole Foods Market, Inc. offers natural and organic foods through stores in the U.S., Canada and the U.K. The company fell short of earnings expectations and saw a decline in the rate of same-store sales growth. According to MSCI ESG Research, the company continues to demonstrate a sector leading approach that capitalizes on growth opportunities by marketing foods with improved nutritional and ecological value. Dick's Sporting Goods, Inc., the sporting and fitness goods retailer, announced disappointing earnings. State Street Corp. is a custody bank which provides a range of financial services for the investment industry. The bank has been negatively affected by low interest rates. Its net interest margin (the difference between what it realizes on short term investments and the interest it pays on short term deposits) has been shrinking which hurts net interest revenue.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		4.94%	25.46%	11.77%	17.73%	6.96%
Class A1, 2, 4	PXGAX	NAV[3]	4.99%	25.54%	11.78%	17.74%	6.97%
		POP	-0.77%	18.62%	9.69%	16.42%	6.36%
Institutional Class[1,5]	PWGIX		5.07%	25.79%	12.06%	18.03%	7.13%
Class R1, 6	PXGRX		4.82%	25.21%	11.49%	17.45%	6.80%
Russell 1000 Growth Index[7,10]			6.31%	26.92%	16.26%	19.24%	8.20%
Russell 3000 Growth Index[8,10]			5.98%	26.75%	16.11%	19.34%	8.27%
Lipper Multi-Cap Growth Funds Index[9,10]			5.15%	27.30%	14.33%	18.90%	8.21%

Total returns for periods of less than one year have not been annualized.

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do

June 30, 2014

not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The Russell 1000 Growth Index ("Benchmark") measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization. Effective December 12, 2013, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the primary benchmark for Pax World Growth Fund (the "Fund") because Pax World Management believes the Russell 1000 Growth Index is a more appropriate representation of the universe of securities in which the Fund may invest. One cannot invest directly in an index.

8The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

9The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Fund, the Russell 1000 Growth Index, Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

June 30, 2014

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	91.1%
Foreign Stocks	5.6%
Cash & Cash Equivalents	3.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.4%
PepsiCo, Inc.	2.7%
3M Co.	2.4%
Microsoft Corp.	2.2%
QUALCOMM, Inc.	2.1%
IBM	1.8%
Abbott Laboratories	1.7%
Google, Inc., Class A	1.7%
Cummins, Inc.	1.7%
Marriott International, Inc., Class A	1.7%
Total	22.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	31.3%
Consumer Discretionary	16.1%
Industrials	15.3%
Health Care	14.6%
Consumer Staples	7.3%
Financials	7.2%
Materials	1.9%
Telecommunication Services	1.7%
Utilities	1.3%
Energy	0.0%
Other	3.3%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 6.12%, 6.16%, 6.26% and 6.03%, respectively, compared to 3.19% for the Russell 2000 Index (the Index)and 3.83% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund's performance? From a sector perspective, consumer staples, industrials and energy were the largest contributors to the Fund's performance relative to the Index. Eight of the 10 industrial sectors represented in the portfolio turned in positive relative performance during the period, primarily as a result of strong stock selection. The two sectors that detracted from performance were information technology and financials.

Can you discuss any significant changes to the Fund's positioning throughout the period? One of the most substantial risks confronting equity investors is elevated stock valuations after more than five years of bull market conditions. The Fund focuses on leveraging current investment opportunities, protecting gains as they are achieved and managing risks as they emerge. At this time, we remain watchful for signs of increasing inflationary pressures and improvements in consumer sentiment and purchasing power. During the period, the Fund decreased its allocation to the consumer discretionary sector awaiting further signs that higher employment is driving increased wages and consumer activity. The Fund increased allocations to stocks in the energy and utilities sectors, where revenues and earnings historically have been more consistent across market cycles, as well as industrials.

What portfolio holdings contributed positively to performance? Hillshire Brands Co., a food manufacturer, was the top contributor largely due to its pending acquisition by Tyson Foods, Inc. MICROS Systems, Inc., a software company serving the hospitality industry, performed well due to its pending acquisition by Oracle Corp. Ultra Petroleum Corp. is an independent oil and gas company engaged primarily in natural gas production in the U.S. The Fund initiated its position in Ultra Petroleum at a time when many analysts were concerned that natural gas prices would remain low. Natural gas prices rebounded during a harsh winter in many regions of the country. The valuation of Ultra Petroleum's stock

June 30, 2014

Pax World Small Cap Fund, continued

also increased. We believe that as global demand for cleaner burning energy sources increases, capable developers of natural gas production sites, like Ultra Petroleum, should continue to benefit.

What portfolio holdings detracted from performance? Cinemark Holdings, Inc. is engaged in the motion picture exhibition business in the U.S. and Latin America. The company reported fourth quarter 2013 earnings that disappointed investors. Westell Technologies, Inc. designs, manufactures, and distributes telecommunications products to service providers. The negative impact of Westell Technologies on Fund performance is contradictory to the positive fundamental characteristics of the stock. Some observers suggested that profit taking after the stock's strong 2013 performance could have contributed to its performance thus far in 2014. Compuware, a software company, has been going through a reorganization. Investors have some expectations that the company may be acquired and recent weakness may stem from the lack of any news on this front. The Fund continues to hold the stock because the valuation and 5% dividend yield are attractive.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		6.12%	26.06%	15.45%	20.48%	11.86%
Class A1, 2, 4	PXSAX	NAV[3]	6.16%	26.19%	15.47%	20.49%	11.87%
		POP	0.31%	19.20%	13.32%	19.14%	10.86%
Institutional Class[1]	PXSIX		6.26%	26.44%	15.76%	20.81%	12.16%
Class R1	PXSRX		6.03%	25.80%	15.21%	20.19%	11.59%
Russell 2000 Index[5,7]			3.19%	23.64%	14.57%	20.21%	10.62%
Lipper Small-Cap Core Funds Index[6,7]			3.83%	23.49%	14.08%	19.75%	10.64%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

June 30, 2014

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

6The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	94.6%
Foreign Stocks	5.3%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Ultra Petroleum Corp.	4.4%
Capitol Federal Financial, Inc.	4.0%
Gannett Co., Inc.	3.9%
Hologic, Inc.	3.9%
Compuware Corp.	3.3%
United Financial Bancorp., Inc.	3.2%
MICROS Systems, Inc.	3.1%
KAR Auction Services, Inc.	3.0%
Laclede Group, Inc., The	2.9%
LinnCo LLC	2.9%
Total	34.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2014

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.3%
Financials	22.7%
Health Care	14.4%
Consumer Discretionary	12.3%
Energy	8.3%
Industrials	8.0%
Utilities	5.0%
Materials	0.9%
Consumer Staples	0.0%
Telecommunication Services	0.0%
Other	0.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 4.74%, 4.74%, 4.88% and 4.48%, respectively, compared to 5.54% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 5.27% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund's performance? The most significant factor in our underperformance year-to-date relative to the Index was the movement in the 10-year U.S. Treasury bond yield that benefitted longer duration and higher quality BB-rated1 paper. At the start of the year the 10-year yield was approximately 3% and at the end of the second quarter, it was 2.53%. The price appreciation in the 10-year benefitted longer duration bonds relative to shorter duration bonds due to spread tightening at the longer end of the curve. Also BB-rated bonds move more in tandem with the 10-year Treasury so they appreciated more than single B-rated1 bonds. For this reason our underweighting and selection in BB bonds were our largest detractors.

From a sector perspective, the largest contributors to the Fund's performance relative to the Index came from security selection in the basic industry and media sectors and an underweight allocation to the financial services sector which underperformed. The largest detractors from relative performance were the consumer cyclical, technology & electronics and banking sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? We increased our international holdings by 10% by participating in the new issues of Columbus International, Inc., a Caribbean cable company that we believe can drive growth with their extensive network assets, and B Communications, Ltd., the largest wireless provider in Israel. In addition, we lowered our capital goods holdings with the sale of two positions that no longer held good relative value.

What portfolio holdings contributed positively to performance? ION Geophysical Corp. serves the energy industry worldwide. Its bonds appreciated in the first half

June 30, 2014

Pax World High Yield Bond Fund, continued

of 2014 due to strong first quarter growth, contract wins and a favorable ruling on a patent infringement lawsuit.

Sappi Papier manufactures and sells wood pulp, paper-pulp, and paper-based solutions worldwide. Sappi's execution of cost cutting measures, including shutting plants while investing in new growth opportunities, underpinned the increased value of its bonds.

Altice Group, a multinational cable and telecommunications company with a presence in France, Israel, Belgium, Luxemburg, Portugal, French West Indies, Dominican Republic, and Switzerland, outperformed after the company announced the acquisitions of both Numericable Group and SFR to increase its market share in the French cable market. The Company also reported better than expected first quarter 2014 results.

What Portfolio holdings detracted from performance? Hercules Offshore, Inc. leases jack-up and other mobile drilling rigs to energy production companies operating in shallow waters in the Gulf of Mexico and off the coasts of West Africa and the Middle East. Bond price depreciation was mostly due to two factors. First, the company walked away from two contracts in Angola due to their poor compliance with Foreign Corrupt Practices Act. Second, backlogs returned to their previous base structure after the change to longer ones due to the BP Macondo disaster. This decrease worried some investors due to uncertainty over the longer term.

ProShare UltraShort Euro, an ETF used as a hedging instrument to reduce volatility in the portfolio, underperformed relative to the Index due to price depreciation from our average purchase price.

Ocean Rig, owner of Drill Rigs Holdings, Inc., is an international drilling contractor for offshore oil and gas exploration specializing in ultra-deepwater and harsh environment high-specification rigs. A capital spending slowdown in exploring for oil and gas by national oil companies and oil majors worldwide has affected the price of the Ocean Rig bonds.

1Credit quality ratings by Standard & Poor's assist investors by evaluating the credit worthiness of many bond issues. A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the

June 30, 2014

obligation. BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		4.74%	10.38%	7.57%	10.22%	7.33%
Class A1, 2, 4	PXHAX	NAV[3]	4.74%	10.38%	7.56%	10.22%	7.33%
		POP	-0.02%	5.39%	5.93%	9.22%	6.84%
Institutional Class[1,5]	PXHIX		4.88%	10.67%	7.84%	10.51%	7.58%
Class R1, 6	PXHRX		4.48%	10.11%	7.30%	10.02%	7.14%
BofA Merrill Lynch U.S. High Yield— Cash Pay—BB-B (Constrained 2%) Index[7,9]			5.54%	11.32%	8.94%	12.50%	8.19%
Lipper High Yield Bond Funds Index[8,9]			5.27%	11.44%	8.74%	13.23%	7.57%

Total returns for periods of less than one year have not been annualized.

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

June 30, 2014

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited)

5Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

8The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Bonds	62.6%
Foreign Bonds	26.1%
Loans	6.8%
U.S. Stocks	2.9%
Cash & Cash Equivalents	1.6%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
A	0.6%
BBB	2.1%
BB	21.4%
B	61.1%
CCC	11.5%
Not Rated	3.3%
Total	100.0%

June 30, 2014

Top Ten Holdings

Company	Percent of Net Assets
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	1.6%
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21	1.6%
Clayton Williams Energy, Inc., 7.750%, 04/01/19	1.6%
Chaparral Energy, Inc., 7.625%, 11/15/22	1.5%
Penn Virginia Corp., 8.500%, 05/01/20	1.5%
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20	1.4%
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21	1.4%
Ingles Markets, Inc., 5.750%, 06/15/23	1.4%
Omega Healthcare Investors, Inc., REIT, 5.875%, 03/15/24	1.4%
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19	1.4%
Total	14.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	19.1%
Media	13.6%
Services	12.0%
Consumer Cyclical	10.8%
Technology & Electronics	10.4%
Telecommunications	9.8%
Capital Goods	5.0%
Basic Industry	4.7%
Health Care	4.6%
Consumer Non-Cyclical	2.4%
Financial Services	1.9%
Real Estate	1.9%
Automotive	1.4%
Chemicals	0.4%
Banking	0.3%
Utility	0.1%
Other	1.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	71.8%
Luxembourg	6.4%
Canada	3.8%
Netherlands	3.2%
Bermuda	2.2%
Marshall Islands	1.9%
Austria	1.4%
Great Britain	1.3%
Barbados	1.3%
Sweden	0.9%
Cayman Islands	0.9%
Mexico	0.8%
Ireland	0.7%
Israel	0.6%
Australia	0.4%
France	0.4%
Norway	0.3%
Malaysia	0.1%
Other	1.6%
Total	100.0%

June 30, 2014

Pax World Global Environmental
Markets Fund

Co-Portfolio Managers

Bruce Jenkyn-Jones, Simon Gottelier & Hubert Aarts

Sub-Advisor

Impax Asset
Management Ltd.

Portfolio Managers' Comments

How did the Pax World Global Environmental Markets Fund perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 3.09%, 3.13%, 3.27% and 3.00%, respectively, versus 6.18% for the MSCI World (Net) Index and 4.87% for the FTSE Environmental Opportunities Index Series ("FTSE EOAS").

What factors contributed to the Fund's performance? Global markets trended sideways for the first four months of the year before demonstrating a return to positive performance towards the end of the second quarter. Resource optimization markets underperformed global equity markets as sectors outside of our investable universe such as oil/gas, utilities and health care posted strong relative performance. Companies with exposure to economically sensitive end markets also underperformed.

There were numerous policy developments in the first half of 2014 impacting upon our markets. The European Union (EU) unveiled its 2020 Climate and Energy Framework, proposing a reduction in the region's greenhouse gas emissions by 40% in 2030, but does not extend as far as legally binding renewables targets for individual member states beyond 2020. However, it sets an EU-wide goal to boost the share of renewable energy and also includes an indicative goal to boost energy efficiency by 25%.

In February, China announced its intention to spend $330 billion on tackling pollution of its scarce water resources. The budget exceeds the $277 billion expected to be spent battling the more-highly publicized air pollution crisis in China's cities. The plans aim to improve the quality of the country's water by 30 - 50% through investments in waste water treatment, recycling and membrane technologies.

June 30, 2014

Pax World Global Environmental Markets Fund, continued

In June, the U.S. Environmental Protection Agency (EPA) unveiled its Clean Power Plan, a new flexible strategy that aims to cut carbon dioxide emissions from fossil fuel power plants by 30% by 2030. The EPA says this should lead to net climate and health benefits of up to $48 billion, spur innovation and encourage economic growth.

The United Nations' next major international summit on climate change is scheduled for December 2015. We expect further regulatory changes to be announced in the build-up to this and the preparations should sustain media and investor interest in environmental markets.

Can you discuss any significant changes in the Fund's positioning throughout the period? There were no significant changes to the Fund's overall positioning, albeit with numerous purchases and sales within the portfolio. Energy efficiency and water infrastructure remained our preferred sub-sectors, and we reduced our underweight position in renewable energy through the addition of Huaneng Renewables Corp., Ltd. and Trina Solar, Ltd., which are both based in China, and Enel Green Power SpA of Italy to the portfolio. We retained our zero weighting to food and agriculture markets over the period but are opportunistically looking to add.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS? During the period, our holdings in the water and energy efficiency sub-sectors were key areas of strength. Water utilities performed particularly well, reflecting diminished regulatory risk in U.K. water utilities and increased investor appetite for defensive holdings more broadly. Pennon Group PLC in the U.K. and American Water Works Co., Inc. in the U.S. were two such examples.

Energy efficiency holdings continued to benefit from a combination of cyclical recovery in end markets and a secular boost from increasingly stringent energy efficiency regulations. Most notable were our companies in the transport energy efficiency sub-sector, such as Delphi Automotive PLC in the U.K. and BorgWarner, Inc. in the U.S., which benefited from recovering automotive sales and as President Obama's commitment to fuel consumption and emission reduction technologies gained further traction as the EPA issued rules on the sulphur content in gasoline.

Companies reporting strong results and positive outlook statements over the period also drove performance. Epistar Corp., a Taiwan-based consumer energy efficiency company was one such example, benefitting from price stabilization in the light-emitting diode television market.

June 30, 2014

What portfolio holdings detracted from performance relative to the FTSE EOAS? Companies reporting disappointing results and weak outlook statements underperformed over the period, most notably Alstom SA, the power network efficiency company in France and Itron, Inc., a power network efficiency company in the U.S. We sold Alstom ahead of the bids for the company by General Electric Company and Siemens AG on news of potential fines in the U.S. for improper conduct but we believe that Itron generally has a strong business model and prospects and so this stock remains in the portfolio.

Other underperformance was largely stock specific, with Sekisui Chemical Co., Ltd., a diversified environmental company in Japan, experiencing significant profit-taking at the beginning of the year following the introduction of the Japanese sales tax and short-term yen strength. The stock recovered in the second quarter.

From a sub-sector perspective, our exposure to the renewable energy sub-sector proved the largest detractor to performance, primarily driven by portfolio holding Huaneng Renewables which underperformed following disappointing output from its wind generation business.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		3.09%	24.64%	11.62%	13.77%	5.82%
Class A1, 2, 4	PXEAX	NAV[3]	3.13%	24.67%	11.63%	13.78%	5.83%
		POP	-2.51%	17.85%	9.53%	12.51%	4.88%
Institutional Class[1]	PGINX		3.27%	24.99%	11.90%	14.09%	6.10%
Class R1	PGRGX		3.00%	24.43%	11.33%	13.51%	5.55%
MSCI World (Net) Index[5,7]			6.18%	24.05%	11.81%	14.99%	5.37%
FTSE Environmental Opportunities Index Series[6,7]			4.87%	27.65%	8.78%	15.60%	N/A

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance

June 30, 2014

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

6The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

7Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	62.2%
U.S. Stocks	34.7%
Cash & Cash Equivalents	3.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
GEA Group AG	3.6%
Pall Corp.	3.2%
Watts Water Technologies, Inc., Class A	3.1%
Stericycle, Inc.	3.0%
Delphi Automotive PLC	3.0%
Pennon Group PLC	2.9%
Linde AG	2.8%
American Water Works Co., Inc.	2.8%
Pentair PLC	2.8%
Agilent Technologies, Inc.	2.8%
Total	30.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2014

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Energy Efficiency		34.7%
	Power Network Efficiency	7.8%
	Industrial Energy Efficiency	8.1%
	Buildings Energy Efficiency	4.8%
	Transport Energy Efficiency	5.3%
	Consumer Energy Efficiency	4.6%
	Diversified Energy Efficiency	4.1%
Water Infrastructure & Technologies		29.8%
	Water Infrastructure	14.8%
	Water Treatment Equipment	5.5%
	Water Utilities	9.5%
Pollution Control		12.3%
	Pollution Control Solutions	3.7%
	Environmental Testing & Gas Sensing	8.6%
Waste Management & Technologies		8.2%
	Waste Technology Equipment	0.0%
	Hazardous Waste Management	5.6%
	General Waste Management	2.6%
Diversified Environmental		7.1%
	Diversified Environmental	7.1%
Renewable & Alternative Energy		4.8%
	Solar Energy Generation Equipment	0.5%
	Renewable Energy Developers & Independent Power Producers (IPPs)	4.3%
Other		3.1%
		100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	34.7%
United Kingdom	16.9%
Japan	11.4%
Germany	9.2%
China	5.4%
Switzerland	2.4%
Finland	2.4%
France	2.1%
Taiwan	2.2%
Brazil	2.0%
Italy	1.9%
Ireland	1.8%
Hong Kong	1.3%
Belgium	1.2%
Australia	1.0%
Spain	1.0%
Philippines	0.0%
Other	3.1%
Total	100.0%

June 30, 2014

Pax MSCI International ESG Index Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax MSCI International ESG Index Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class, Institutional Class and Class R of the Fund had total returns of 3.98%, 4.21% and 3.91%, respectively, compared to 4.38% for the MSCI EAFE ESG (Net) Index (the Index) and 4.78% for the MSCI EAFE (Net) Index (EAFE Index).

It is important to note that, effective March 31, 2014, the Fund acquired the assets of Pax World International Fund and of Pax MSCI EAFE ESG Index ETF pursuant to an Agreement and Plan of Reorganization dated as of March 31, 2014 (the Reorganizations). Because the Pax MSCI International ESG Index Fund had no investment operations prior to the closing of the Reorganizations, and based on the similarity of the Pax MSCI International ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund.

The Fund is designed to track the performance of the Index with the objective of outperforming the EAFE Index over the long run. The Fund and the Index are constructed to have a better environmental, social and governance (ESG) profile than the EAFE Index. Based on evaluations of ESG characteristics conducted by MSCI ESG Research as of June 30, 2014, the ESG profile of the Fund's holdings averaged an overall rating of AA on MSCI ESG Research's seven-point scale compared to an overall rating of A for the EAFE Index.1

Can you discuss any significant changes to the Fund's positioning throughout the period? With the change upon the Reorganizations to a passively managed investment strategy, certain securities were sold and other securities were purchased to achieve a closer alignment of the holdings of the Fund and the constituent securities of the EAFE ESG Index.

What portfolio holdings contributed positively to performance? The top contributors to the Fund's performance relative to the benchmark were Novo Nordisk A/S Class B, Novartis AG and Bunzl PLC. Pharmaceutical stocks were the strongest

June 30, 2014

Pax MSCI International ESG Index Fund, continued

performers by far in the health care sector during the six-month period ended June 30. The Fund's overweight holdings in Novo Nordisk, based in Denmark, and Novartis, in Switzerland were the primary drivers of the Fund's relative outperformance of the health care sector in the EAFE Index. Bunzl, headquartered in London, provides a range of consumer products primarily to retail stores as well as government and educational markets in the Americas, Europe and Australasia. Following a stock split in the fourth quarter of 2013, the company reported strong revenue, profit and earnings in the first quarter of this year.

What portfolio holdings detracted from performance? For the period following the reorganization through June 30, 2014, the top detractors from the Fund's performance relative to the benchmark were Vodafone Group PLC, Pearson PLC and HSBC Holdings PLC. Vodafone, a worldwide telecommunications company, has a significant focus on providing telecommunication services to emerging and developing economies. During the quarter, the stock's decline in value was due to investor concerns regarding the near-term negative earnings impact of a substantial investment the company is making in its networks. Pearson is an international media and education company. The company's stock price slid after it announced disappointing results for 2013, blaming challenging conditions in its North American and U.K. markets, its largest segments. HSBC provides banking and financial products and services globally. HSBC stock suffered along with the stocks of other firms in the European banking sector due to increasing investor concern over potential litigation costs.

1MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

June 30, 2014

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	Since Inception
Individual Investor Class[1]	PXINX	3.98%	21.30%	8.89%	7.92%
Institutional Class[2]	PXNIX	4.21%	21.75%	9.16%	8.20%
Class R2	PXIRX	3.91%	20.98%	8.61%	7.68%
MSCI EAFE ESG (Net) Index[3,5]		4.38%	22.64%	9.02%	8.35%
MSCI EAFE (Net) Index[4,5]		4.78%	23.57%	8.10%	7.50%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is January 27, 2011. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Institutional Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of the Individual Investor Class and Class R is March 31, 2014. The performance information shown for the Individual Investor Class and Class R shares are those of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class and Class R shares.

3The MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest). Performance for the MSCI EAFE ESG Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE ESG Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

5Unlike the International Index Fund, the MSCI EAFE ESG Index and the MSCI EAFE Index are not investments and are not professionally managed and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

June 30, 2014

Pax MSCI International ESG Index Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
Foreign Stocks	98.5%
Cash & Cash Equivalents	0.3%
Exchange Traded Funds	0.4%
Other	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	3.1%
Novartis AG	3.0%
HSBC Holdings PLC	2.8%
Commonwealth Bank of Australia	1.9%
GlaxoSmithKline PLC	1.8%
BASF SE	1.6%
Westpac Banking Corp.	1.5%
Novo Nordisk A/S, Class B	1.4%
Vodafone Group PLC	1.3%
Australia & New Zealand Banking Group, Ltd	1.3%
Total	19.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	26.6%
Consumer Discretionary	12.9%
Industrials	12.0%
Health Care	11.9%
Consumer Staples	9.4%
Materials	8.3%
Telecommunication Services	5.3%
Information Technology	4.9%
Energy	3.9%
Utilities	3.3%
Exchange Traded Funds	0.4%
Other	1.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2014

Geographical Diversification

Country	Percent of Net Assets
Japan	21.9%
United Kingdom	20.3%
Australia	9.4%
Switzerland	9.3%
Germany	9.1%
France	7.6%
Netherlands	4.9%
Sweden	4.4%
Spain	3.4%
Denmark	1.8%
Norway	1.2%
Italy	1.1%
Singapore	1.0%
Hong Kong	0.9%
Belgium	0.5%
Ireland	0.5%
Luxembourg	0.4%
Finland	0.3%
Portugal	0.3%
Austria	0.2%
New Zealand	0.2%
Israel	0.1%
Other	1.2%
Total	100.0%

June 30, 2014

Pax Ellevate Global Women's Index Fund

Co-Portfolio Managers:

Julie Fox Gorte, Ph.D., Scott LaBreche & Heather Smith

Portfolio Manager's Comments

How did the Pax Ellevate Global Women's Index Fund (the Fund) perform for the period? For the six-month period ended June 30, 2014, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 5.77% and 5.91%, respectively, compared to 6.18% for the MSCI World (Net) Index.

It is important to note that on June 4, 2014, the Pax World Global Women's Equality Fund merged into the Fund, pursuant to an Agreement and Plan of Reorganization as of May 28, 2014 (the Reorganization). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women's Equality Fund (the Predecessor Fund) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund.

Pax World Management LLC and Ellevate Asset Management LLC, whose principal is Sallie Krawcheck, entered into a partnership agreement to manage and distribute the Fund. Pax Ellevate Management LLC (PEM) is the investment adviser to the Fund.

What is the investment objective of the Fund? The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women's Leadership Index* (the Women's Index), while maintaining risk characteristics that PEM believes are generally similar to those of the Women's Index. The Fund is the first mutual fund in the United States to focus on investing in companies that are global leaders in advancing women.

How are the Fund's investments positioned invested? The Fund employs an index-based investment approach intended to closely correspond to or exceed the performance of the Women's Index, while maintaining risk characteristics that PEM believes are generally similar to those of the Women's Index. Under normal circumstances, the Global Women's Index Fund invests more than 80% of its total

June 30, 2014

assets in the component securities of the Women's Index and other financial instruments.

The Index is the first broad-market index of the highest-rated companies in the world in advancing women's leadership. The Index consists of equity securities of companies around the world that demonstrate a commitment to advancing women through gender diversity on their board, in executive management and through other policies and programs, as rated by Pax World Gender Analytics. Companies in the Index also meet key environmental, social and governance (ESG) standards, as rated by MSCI ESG Research.

*A custom index calculated by MSCI.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2014

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	5.77%	24.45%	9.60%	11.64%	3.68%
Institutional Class[1,2,3]	PXWIX	5.91%	24.74%	9.86%	11.91%	3.90%
Pax Global Women's Leadership (Net) Index*, [4,6]
MSCI World (Net) Index[5,6]		6.18%	24.05%	11.81%	14.99%	7.25%

Total returns for periods of less than one year have not been annualized.

*A custom index calculated by MSCI.

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class Shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund"), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Pax World Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class Shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their

June 30, 2014

Pax Ellevate Global Women's Index Fund, continued

Portfolio Highlights (Unaudited)

original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

3Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Pax World Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

4The Women's Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women's Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research. No performance information is included here as the Women's Index is newly created.

5The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes.

6Unlike the Pax Ellevate Global Women's Index Fund, the Pax Global Women's Leadership Index and the MSCI World (Net) Index are not an investments, are not professionally managed, have (with the exception of the Pax Global Women's Leadership Index) no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	52.5%
Foreign Stocks	45.7%
Exchange Traded Funds	1.2%
Cash & Cash Equivalents	0.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Toronto-Dominion Bank, The	1.9%
Microsoft Corp.	1.9%
Lockheed Martin Corp.	1.9%
PepsiCo, Inc.	1.9%
Aetna, Inc.	1.7%
Procter & Gamble Co., The	1.7%
General Electric Co.	1.6%
Estee Lauder Cos, Inc., Class A	1.5%
Nestle SA	1.5%
Intact Financial Corp.	1.5%
Total	17.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2014

Sector Diversification

Sector	Percent of Net Assets
Financials	22.8%
Consumer Staples	14.9%
Information Technology	14.8%
Consumer Discretionary	13.2%
Industrials	9.2%
Health Care	8.8%
Telecommunication Services	5.4%
Utilities	5.2%
Materials	2.1%
Energy	1.8%
Exchange Traded Funds	1.2%
Other	0.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	52.6%
Canada	7.8%
France	7.3%
United Kingdom	5.8%
Sweden	4.9%
Australia	4.0%
Germany	3.3%
Switzerland	2.2%
Finland	2.0%
Norway	1.5%
Netherlands	1.5%
Hong Kong	1.0%
South Africa	0.8%
Spain	0.8%
Japan	0.6%
Italy	0.6%
Ireland	0.4%
Singapore	0.3%
Denmark	0.2%
Belgium	0.2%
Malaysia	0.1%
Israel	0.1%
New Zealand	0.1%
Poland	0.1%
Other	1.8%
Total	100.0%

June 30, 2014

Sustainable Investing Update

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

The last six months at Pax have been a gender equality skunk works. A skunk works is a business development incubator, and this one produced a successful birth: the new Pax Global Women's Leadership Index*, and its associated fund, the Pax Ellevate Global Women's Index Fund (PXWEX).

There were many reasons to do this, but one of the most important is that it's simply smart investing. Competition among companies for market share and growth is intense, and in order to compete successfully in a world where the hurdles only get higher, companies must take advantage of all the talent available to them, not just in the male half. There is abundant academic research showing that companies with more women in their decision-making structures—boards and senior management in particular—perform better financially. This is no surprise. There is also a great deal of academic research showing that heterogeneous groups have better decision-making processes that consider more different perspectives before choosing a course of action. There's only so much heterogeneity in any group composed of only one gender, and sadly, most boards around the globe are dominated, or composed only of, men. Management diversity is less well understood, but from what we do know, the proportions of women in senior management are roughly in line with women membership on boards—management teams, in other words, lack sufficient gender diversity, and in our view this can undermine company performance. Companies that embrace gender diversity, on the other hand, should do better, and research shows that they do.

By producing this Index, and launching the Pax Ellevate Global Women's Index Fund, we believe that we have provided investors not only another fund choice, but a way to validate the concept that gender is important in corporate performance.

It is also a step, we believe, that is not only good for investors but will help foster gender equality and social change. No single investor, even institutions much larger than Pax, can change the world solely through investing with a particular point of view, but if enough investors believe that companies that

June 30, 2014

manifest some specific attribute—such as women's empowerment—are worth investing in, those companies will, all other things equal, trade at a premium. By creating this index to recognize companies that are leaders in women's empowerment, we are doing our bit to encourage all companies to really embrace diversity, and take effective action to achieve it.

Pax also integrates gender concerns and focuses on board diversity in its other funds as well. For example, we vote against, or withhold votes from, all male candidates on board slates that have less than two women, and then we send a letter to the companies telling them why. In the 2014 proxy season, we have voted against board slates at nearly 19% of the companies whose proxies we voted. That may sound dispiriting, but consider this: that means that over 80% of the companies in Pax's portfolios had at least two women on their boards, and that wasn't true ten years ago. Progress can be slow, but it is progress just the same.

In addition to constructing the first index and mutual fund based on women's empowerment, we also continued our work on other important areas. Climate change is a core concern for us, and will remain so for the foreseeable future. One of the steps we took to strengthen our work on mitigating greenhouse gas emissions among our portfolios was to make our Growth Fund fossil-fuel free. In addition to assuring that the fund does not own companies that extract and produce coal, oil or gas, we have also created a clean-tech opportunity list, so that the fund can invest in companies that positively contribute to pollution prevention, including mitigation of greenhouse gas emissions. The Growth Fund is still a broadly diversified fund, but there are opportunities to find company leaders in sustainability performance in every sector.

That concept—finding sustainability leaders to invest in—is one of Pax's core concepts, an aspiration that guides our investment decisions. There are times when leadership is far removed from perfection, of course. In a world without gender discrimination we would expect boards to be made up, on average, of equal proportions of men and women, and all companies would be doing their level best to reduce greenhouse gas emissions and adapt to climate change. The fact that we're not there yet is a powerful argument for Pax to keep doing what it does, and it's why we come to work every day.

*A custom index calculated by MSCI. One cannot invest directly in an index.

Past performance is no guarantee of future results.

June 30, 2014

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, High Yield Bond, Global Environmental Markets, International ESG Index or Global Women's Index Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2014 and ending on June 30, 2014.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2014

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

Based on Actual Fund Return	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,050.00	0.91%	$4.63
Balanced Fund - Institutional	1,000.00	1,050.70	0.66%	3.36
Balanced Fund - R Class	1,000.00	1,048.20	1.16%	5.89
Growth Fund - Individual Investor	1,000.00	1,049.40	1.27%	6.45
Growth Fund - A Class	1,000.00	1,049.90	1.27%	6.45
Growth Fund - Institutional	1,000.00	1,050.70	1.02%	5.19
Growth Fund - R Class	1,000.00	1,048.20	1.52%	7.72
Small Cap Fund - Individual Investor	1,000.00	1,061.20	1.24%	6.34
Small Cap Fund - A Class	1,000.00	1,061.60	1.24%	6.34
Small Cap Fund - Institutional	1,000.00	1,062.60	0.99%	5.06
Small Cap Fund - R Class	1,000.00	1,060.30	1.49%	7.61
High Yield Bond Fund - Individual Investor	1,000.00	1,047.40	0.95%	4.82
High Yield Bond Fund - A Class	1,000.00	1,047.40	0.95%	4.82
High Yield Bond Fund - Institutional	1,000.00	1,048.80	0.70%	3.56
High Yield Bond Fund - R Class	1,000.00	1,044.80	1.20%	6.08
Global Environmental Markets Fund - Individual Investor	1,000.00	1,030.90	1.40%	7.05
Global Environmental Markets Fund - A Class	1,000.00	1,031.30	1.40%	7.05
Global Environmental Markets Fund - Institutional	1,000.00	1,032.70	1.15%	5.80
Global Environmental Markets Fund - R Class	1,000.00	1,030.00	1.65%	8.30
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,039.80	0.80%	4.05
MSCI International ESG Index Fund - Institutional	1,000.00	1,042.10	0.55%	2.78
MSCI International ESG Index Fund - R Class	1,000.00	1,039.10	1.05%	5.31
Global Women's Index Fund - Individual Investor[2]	1,000.00	1,057.70	1.20%	6.12
Global Women's Index Fund - Institutional[2]	1,000.00	1,059.10	0.95%	4.85

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2014 and ending on June 30, 2014).

2Effective June 4, 2014, the annualized expense ratios for the Global Women's Index Fund have been contractually reduced to 0.99% and 0.74% for the Individual Investor Class shares and Institutional Class shares, respectively. Had the reduced expenses been in place for the 6-month period, the resulting Ending Account Values and Expenses Paid During the Period shown in the table above would be $1057.70 and $5.05 for Individual Investor Class shares, and $1,059.10 and $3.78 for Institutional Class Shares.

June 30, 2014

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.28	0.91%	$4.56
Balanced Fund - Institutional	1,000.00	1,021.52	0.66%	3.31
Balanced Fund - R Class	1,000.00	1,019.04	1.16%	5.81
Growth Fund - Individual Investor	1,000.00	1,018.50	1.27%	6.36
Growth Fund - A Class	1,000.00	1,018.50	1.27%	6.36
Growth Fund - Institutional	1,000.00	1,019.74	1.02%	5.11
Growth Fund - R Class	1,000.00	1,017.26	1.52%	7.60
Small Cap Fund - Individual Investor	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund - A Class	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund - Institutional	1,000.00	1,019.89	0.99%	4.96
Small Cap Fund - R Class	1,000.00	1,017.41	1.49%	7.45
High Yield Bond Fund - Individual Investor	1,000.00	1,020.08	0.95%	4.76
High Yield Bond Fund - A Class	1,000.00	1,020.08	0.95%	4.76
High Yield Bond Fund - Institutional	1,000.00	1,021.32	0.70%	3.51
High Yield Bond Fund - R Class	1,000.00	1,018.84	1.20%	6.01
Global Environmental Markets Fund - Individual Investor	1,000.00	1,017.85	1.40%	7.00
Global Environmental Markets Fund - A Class	1,000.00	1,017.85	1.40%	7.00
Global Environmental Markets Fund - Institutional	1,000.00	1,019.09	1.15%	5.76
Global Environmental Markets Fund - R Class	1,000.00	1,016.61	1.65%	8.25
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,020.83	0.80%	4.01
MSCI International ESG Index Fund - Institutional	1,000.00	1,022.07	0.55%	2.76
MSCI International ESG Index Fund - R Class	1,000.00	1,019.59	1.05%	5.26
Global Women's Index Fund - Individual Investor[2]	1,000.00	1,018.84	1.20%	6.01
Global Women's Index Fund - Institutional[2]	1,000.00	1,020.08	0.95%	4.76

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2014 and ending on June 30, 2014).

2Effective June 4, 2014, the annualized expense ratios for the Global Women's Index Fund have been contractually reduced to 0.99% and 0.74% for the Individual Investor Class shares and Institutional Class shares, respectively. Had the reduced expenses been in place for the 6-month period, the resulting hypothetical Ending Account Values and Expenses Paid During the Period shown in the table above would be $1019.89 and $4.96 for Individual Investor Class shares, and $1,021.12 and $3.71 for Institutional Class Shares.

June 30, 2014

Schedule of Investments (Unaudited)

Pax World Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 62.5%
Consumer Discretionary: 6.9%
BorgWarner, Inc.	434,140	$28,301,587
DirecTV (a)	275,000	23,377,750
Ford Motor Co.	400,000	6,896,000
InterContinental Hotels Group	274,349	11,350,185
Michael Kors Holdings, Ltd. (a)	135,000	11,967,750
Newell Rubbermaid, Inc.	639,100	19,805,709
Time Warner, Inc.	390,000	27,397,500
Walt Disney Co., The	112,000	9,602,880
		138,699,361
Consumer Staples: 3.3%
Colgate-Palmolive Co. (e)	120,000	8,181,600
Estee Lauder Cos, Inc., Class A (e)	195,812	14,540,999
Kellogg Co. (e)	55,000	3,613,500
Mead Johnson Nutrition Co.	180,000	16,770,600
PepsiCo, Inc.	170,000	15,187,800
Procter & Gamble Co., The	110,000	8,644,900
		66,939,399
Energy: 7.8%
Baker Hughes, Inc.	355,000	26,429,750
Dresser-Rand Group, Inc. (a)	345,711	22,032,162
EQT Corp.	275,506	29,451,592
Hess Corp.	157,000	15,525,730
Noble Energy, Inc. (e)	239,600	18,559,416
ONEOK, Inc. (e)	255,156	17,371,020
Rosetta Resources, Inc. (a)	235,725	12,929,516
Ultra Petroleum Corp. (a)(e)	438,055	13,005,853
		155,305,039
Financials: 12.4%
American Express Co.	330,000	31,307,100
American Tower Corp., REIT	373,100	33,571,538
AvalonBay Communities, Inc., REIT (e)	124,360	17,682,748
Bank of New York Mellon Corp., The (e)	601,300	22,536,724
BlackRock, Inc.	112,500	35,955,000
Discover Financial Services	295,000	18,284,100
Goldman Sachs Group, Inc., The	97,500	16,325,400
M&T Bank Corp.	98,000	12,156,900
Morgan Stanley	1,160,300	37,512,499
Prudential Financial, Inc.	140,000	12,427,800
US Bancorp (e)	220,000	9,530,400
		247,290,209
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 9.8%
Agilent Technologies, Inc.	140,000	$8,041,600
Becton Dickinson & Co. (e)	413,530	48,920,599
Celgene Corp. (a)	205,000	17,605,400
Express Scripts Holding Co. (a)(e)	190,400	13,200,432
Gilead Sciences, Inc. (a)(e)	285,000	23,629,350
Hologic, Inc. (a)(e)	300,000	7,605,000
Merck & Co., Inc.	290,000	16,776,500
Roche Holding AG	75,000	22,346,760
Sanofi, ADR	115,000	6,114,550
UnitedHealth Group, Inc. (e)	395,000	32,291,250
		196,531,441
Industrials: 7.7%
3M Co. (e)	165,000	23,634,600
CSX Corp. (e)	474,167	14,609,085
Cummins, Inc.	146,198	22,556,889
Delta Air Lines, Inc.	220,000	8,518,400
Eaton Corp PLC	185,000	14,278,300
Fastenal Co (e)	40,000	1,979,600
Nordson Corp.	220,000	17,641,800
Quanta Services, Inc. (a)	439,221	15,188,262
Ryder System, Inc.	145,852	12,848,103
Stericycle, Inc. (a)	125,000	14,802,500
Xylem, Inc. (e)	210,000	8,206,800
		154,264,339
Information Technology: 11.6%
Amdocs, Ltd.	343,341	15,906,989
Apple, Inc.	472,500	43,909,425
Cognizant Technology Solutions, Class A (a)	361,188	17,665,705
EMC Corp.	375,000	9,877,500
Google, Inc., Class A	38,000	22,217,460
Google, Inc., Class C (a)	38,000	21,860,640
Intel Corp. (e)	725,000	22,402,500
Microsoft Corp.	625,786	26,095,276
NXP Semiconductor NP (a)	120,000	7,941,600
Oracle Corp.	450,000	18,238,500
QUALCOMM, Inc.	140,000	11,088,000
SunPower Corp. (a)(e)	144,400	5,917,512
Visa, Inc., Class A	45,000	9,481,950
		232,603,057
Materials: 1.6%
EI du Pont de Nemours & Co. (e)	489,961	32,063,048
Telecommunication Services: 0.7%
AT&T, Inc. (e)	380,000	13,436,800

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities: 0.7%
CenterPoint Energy, Inc.	306,457	$7,826,912
ONE Gas, Inc. (e)	183,689	6,934,260
		14,761,172
TOTAL COMMON STOCKS (Cost $950,386,577)		1,251,893,865
AFFILIATED INVESTMENT COMPANIES: 1.0%
Pax MSCI International ESG Index Fund	2,187,174	19,575,208
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $17,974,964)		19,575,208
EXCHANGE TRADED FUNDS: 0.3%
iShares Silver Trust (a)	321,507	6,510,517
TOTAL EXCHANGE TRADED FUNDS (Cost $8,877,573)		6,510,517
BONDS: 34.3%
Community Investment Notes: 0.2%
CINI Investment Note, 2.000%, 11/01/14 (c)	$255,205	248,876
Calvert Social Investment Foundation, Inc., 0.500%, 09/15/14	150,000	150,000
Calvert Social Investment Foundation, Inc., 1.000%, 01/15/15	3,000,000	3,000,000
Enterprise Community Impact, 1.500%, 12/11/15 (c)	500,000	499,994
Total Community Investment Notes (Cost $3,905,205)		3,898,870
CORPORATE BONDS: 10.1%
Consumer Discretionary: 0.8%
Best Buy Co., Inc., 3.750%, 03/15/16 (e)	2,396,000	2,479,860
DIRECTV Holdings, LLC/Financing Co., 3.800%, 03/15/22	1,000,000	1,034,336
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	2,971,962
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Discretionary, continued
Newell Rubbermaid, Inc., 2.050%, 12/01/17	$170,000	$171,992
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,553,104
VF Corp., 5.950%, 11/01/17	2,235,000	2,567,888
Walt Disney Co., The, 6.000%, 07/17/17	2,141,000	2,451,875
		15,231,017
Consumer Staples: 1.0%
Anheuser-Busch Inbev Worldwide, 1.375%, 07/15/17	4,000,000	4,016,432
Costco Wholesale Corp., 1.125%, 12/15/17	3,000,000	2,987,718
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,167,980
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,752,325
Kraft Foods Group, Inc., 6.125%, 08/23/18	3,000,000	3,485,238
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,328,488
		20,738,181
Energy: 0.7%
Cameron International Corp., 3.700%, 06/15/24	1,250,000	1,264,174
Noble Energy, Inc., 8.250%, 03/01/19	3,000,000	3,785,793
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,770,600
Southwestern Energy Co., 7.500%, 02/01/18	3,000,000	3,578,265
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	1,035,316
		14,434,148
Financials: 3.8%
American Express Co., 7.000%, 03/19/18	1,000,000	1,190,146
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	2,016,503
Bank of America Corp., 1.350%, 11/21/16	4,950,000	4,967,464
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,076,917

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
BB&T Corp., 1.450%, 01/12/18	$3,134,000	$3,121,705
BlackRock, Inc., 3.375%, 06/01/22	1,000,000	1,033,990
Branch Banking & Trust Co., 0.657%, 12/01/16	1,000,000	1,003,946
Branch Banking & Trust Co./Wilson NC, 0.550%, 09/13/16	4,000,000	3,986,224
Ford Motor Credit Co., LLC, 1.479%, 11/20/18	3,000,000	2,994,459
Ford Motor Credit Co., LLC, 1.060%, 03/12/19	3,000,000	3,019,986
Goldman Sachs Group, Inc., The, 6.250%, 09/01/17	3,000,000	3,417,852
Goldman Sachs Group, Inc., The, 1.425%, 04/30/18	4,000,000	4,068,368
Goldman Sachs Group, Inc., The, 1.500%, 11/06/18	2,000,000	1,982,484
International Bank for Reconstruction & Development, 0.375%, 08/24/15	4,000,000	4,007,692
International Bank for Reconstruction & Development, 0.625%, 07/12/17	2,000,000	1,978,634
Morgan Stanley, 0.706%, 10/15/15	2,000,000	2,004,760
Morgan Stanley, 1.509%, 04/25/18	4,000,000	4,083,092
Morgan Stanley, 3.100%, 11/09/18 (e)	1,177,000	1,248,033
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,907,830
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,360,976
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,123,522
PNC Preferred Funding Trust I, 144A, 1.883%, 03/15/17 (d)	6,445,000	6,316,100
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,479,448
Prudential Financial, Inc., 3.510%, 11/02/20 (e)	3,000,000	3,169,200
State Street Corp., 4.956%, 03/15/18	4,010,000	4,403,096
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Toyota Motor Credit Corp., 3.450%, 01/18/15	$2,000,000	$1,986,500
US Bancorp, 1.950%, 11/15/18	2,064,000	2,079,717
		76,028,644
Health Care: 1.1%
Becton Dickinson & Co., 1.750%, 11/08/16	3,000,000	3,058,488
Becton Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,123,489
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,040,070
Celgene Corp., 2.300%, 08/15/18	950,000	966,316
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,112,194
Gilead Sciences, Inc., 3.700%, 04/01/24	2,000,000	2,056,302
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,078,508
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	122,870
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,319,532
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,886,743
		22,764,512
Industrials: 1.1%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (d)	2,505,000	2,792,872
CSX Corp., 7.375%, 02/01/19	2,000,000	2,450,576
Cummins, Inc., 7.125%, 03/01/28	3,200,000	4,329,206
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,143,462
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,411,502
Pentair PLC, 5.000%, 05/15/21	4,050,000	4,483,135
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,203,840
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,141,533
		20,956,126

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology: 1.1%
Adobe Systems, Inc., 3.250%, 02/01/15	$2,000,000	$2,031,256
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,280,745
Apple, Inc., 0.450%, 05/03/16	4,000,000	3,993,312
CA, Inc., 5.375%, 12/01/19	3,000,000	3,376,719
Cisco Systems, Inc., 0.727%, 03/01/19	2,000,000	2,015,154
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,623,054
IBM Corp., 2.000%, 01/05/16	1,750,000	1,791,141
IBM Corp., 5.700%, 09/14/17	5,000,000	5,700,775
		22,812,156
Materials: 0.1%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,112,610
Telecommunication Services: 0.4%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(g)(MX)	52,000,000	4,291,817
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,340,467
		7,632,284
TOTAL CORPORATE BONDS (Cost $193,084,808)		202,709,678
U.S. GOVERNMENT AGENCY BONDS: 8.0%
Federal Farm Credit Bank (Agency): 1.5%
Federal Farm Credit Bank, 3.850%, 02/11/15	4,000,000	4,089,788
Federal Farm Credit Bank, 1.010%, 06/26/17	4,000,000	4,000,412
Federal Farm Credit Bank, 1.120%, 08/20/18	4,000,000	3,966,276
Federal Farm Credit Bank, 1.140%, 09/04/18	3,500,000	3,462,498
Federal Farm Credit Bank, 1.740%, 03/11/20	3,000,000	2,955,477
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Federal Farm Credit Bank (Agency), continued
Federal Farm Credit Bank, 2.450%, 08/05/20	$3,000,000	$2,999,607
Federal Farm Credit Bank, 2.500%, 11/05/20	3,000,000	3,005,001
Federal Farm Credit Bank, 1.840%, 02/04/21	3,000,000	2,932,557
Federal Farm Credit Bank, 3.190%, 07/07/23	2,000,000	1,998,330
		29,409,946
Federal Home Loan Bank System (Agency): 2.8%
Federal Home Loan Bank, 5.625%, 06/13/16	2,000,000	2,198,676
Federal Home Loan Bank, 0.500%, 06/19/17	2,700,000	2,700,292
Federal Home Loan Bank, 1.000%, 06/27/17	4,000,000	4,005,320
Federal Home Loan Bank, 0.750%, 11/28/17	3,000,000	2,963,631
Federal Home Loan Bank, 0.950%, 01/25/18	2,000,000	1,985,436
Federal Home Loan Bank, 1.020%, 01/30/18	3,000,000	2,979,252
Federal Home Loan Bank, 1.000%, 02/05/18	5,000,000	4,944,269
Federal Home Loan Bank, 1.375%, 03/09/18	3,000,000	3,012,327
Federal Home Loan Bank, 1.375%, 06/27/18	3,000,000	2,982,327
Federal Home Loan Bank, 1.150%, 07/25/18	3,000,000	2,940,318
Federal Home Loan Bank, 1.140%, 10/25/18	5,000,000	4,892,600
Federal Home Loan Bank, 0.800%, 06/05/19	3,000,000	2,903,082
Federal Home Loan Bank, 1.550%, 02/05/20	3,000,000	2,875,254
Federal Home Loan Bank, 2.350%, 07/09/20	3,690,000	3,689,181
Federal Home Loan Bank, 2.375%, 03/12/21	3,000,000	3,038,622
Federal Home Loan Bank, 1.500%, 09/26/22	3,000,000	2,900,163
Federal Home Loan Bank, 2.250%, 10/11/22	3,000,000	2,865,516
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Federal Home Loan Bank System (Agency), continued
Federal Home Loan Bank, 2.220%, 12/27/22	$3,000,000	$2,851,215
		56,727,481
Freddie Mac (Agency): 1.4%
Freddie Mac, 1.000%, 09/29/17	4,000,000	3,993,656
Freddie Mac, 1.250%, 12/12/17	1,500,000	1,501,365
Freddie Mac, 1.000%, 02/14/18	3,000,000	2,973,522
Freddie Mac, 1.250%, 03/13/18	3,000,000	2,982,096
Freddie Mac, 1.050%, 03/26/18	3,000,000	2,974,893
Freddie Mac, 1.125%, 05/25/18	5,000,000	4,946,740
Freddie Mac, 1.250%, 06/10/19	5,500,000	5,399,152
Freddie Mac, 2.000%, 06/27/19	3,000,000	3,009,171
		27,780,595
Fannie Mae (Agency): 2.3%
Fannie Mae, 2.000%, 03/10/16	3,000,000	3,073,908
Fannie Mae, 0.500%, 03/30/16	925,000	926,737
Fannie Mae, 0.800%, 06/19/17	2,290,000	2,265,053
Fannie Mae, 2.200%, 10/27/17	5,000,000	5,164,950
Fannie Mae, 1.000%, 12/27/17	3,000,000	2,975,397
Fannie Mae, 1.050%, 01/30/18	3,000,000	2,977,587
Fannie Mae, 1.050%, 01/30/18	2,000,000	1,987,658
Fannie Mae, 1.050%, 05/25/18	3,000,000	2,966,535
Fannie Mae, 1.000%, 12/20/18	4,000,000	3,859,156
Fannie Mae, 1.000%, 03/13/19	6,645,000	6,570,509
Fannie Mae, 1.625%, 08/08/19	2,000,000	1,988,358
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency), continued
Fannie Mae, 1.500%, 10/23/19	$3,000,000	$2,930,586
Fannie Mae, 1.500%, 04/17/20	2,750,000	2,631,032
Fannie Mae, 2.000%, 05/21/21	925,000	891,533
Fannie Mae, 2.000%, 11/14/22	6,000,000	5,669,400
		46,878,399
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $161,365,500)		160,796,421
GOVERNMENT BONDS: 0.6%
Canadian Government Bond, 2.500%, 06/01/15 (f)(CA)	3,000,000	2,850,091
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,132,789
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,634,725
TOTAL GOVERNMENT BONDS (Cost $10,890,099)		11,617,605
MUNICIPAL BONDS: 0.7%
Alderwood Water & Wastewater District, 5.150%, 12/01/25	2,435,000	2,640,246
City of Portland OR, 6.031%, 06/15/18	3,125,657	3,366,052
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,118,780
State Board of Administration Finance Corp., 1.298%, 07/01/16	4,260,000	4,305,795
State of Colorado Department of Transportation, 0.963%, 12/15/16	1,485,000	1,482,773
TOTAL MUNICIPAL BONDS (Cost $13,269,461)		13,913,646
U.S. TREASURY NOTES: 9.1%
United States Treasury Note (TIPS), 1.875%, 07/15/15	3,046,725	3,165,977

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. TREASURY NOTES, continued
United States Treasury Note, 0.375%, 08/31/15	$35,000,000	$35,089,565
United States Treasury Note, 0.250%, 09/30/15 (e)	41,000,000	41,047,232
United States Treasury Note, 0.250%, 12/15/15 (e)	10,000,000	10,002,540
United States Treasury Note, 2.125%, 12/31/15	20,000,000	20,560,540
United States Treasury Note (TIPS), 2.000%, 01/15/16	2,388,640	2,519,643
United States Treasury Note, 0.375%, 01/15/16	27,000,000	27,044,307
United States Treasury Note, 0.250%, 02/29/16 (e)	905,000	904,187
United States Treasury Note, 0.375%, 03/15/16 (e)	20,000,000	20,012,900
United States Treasury Note, 0.875%, 09/15/16	5,000,000	5,036,915
United States Treasury Note, 0.625%, 02/15/17	905,000	902,843
United States Treasury Note (TIPS), 0.125%, 04/15/18	1,004,951	1,038,633
United States Treasury Note, 3.375%, 11/15/19	5,000,000	5,434,180
United States Treasury Note, 3.625%, 02/15/20	2,000,000	2,200,234
United States Treasury Note (TIPS), 1.250%, 07/15/20	4,347,760	4,768,101
United States Treasury Note, 2.000%, 11/15/21	3,000,000	2,962,968
TOTAL U.S. TREASURY NOTES (Cost $181,784,855)		182,690,765
MORTGAGE-BACKED SECURITIES: 5.6%
Ginnie Mae (Mortgage Backed): 0.9%
Ginnie Mae, 6.000%, 05/15/21	242,009	259,283
Ginnie Mae, 6.000%, 07/15/21	25,936	27,682
Ginnie Mae, 6.000%, 02/15/22	339,692	365,166
Ginnie Mae, 1.625%, 11/20/33	2,242,125	2,333,705
Ginnie Mae, 1.625%, 05/20/34	2,485,819	2,588,827
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Ginnie Mae (Mortgage Backed), continued
Ginnie Mae, 1.625%, 08/20/34	$1,344,012	$1,397,773
Ginnie Mae, 1.625%, 04/20/35	2,542,773	2,648,156
Ginnie Mae, 1.625%, 07/20/35	1,759,462	1,829,853
Ginnie Mae, 6.000%, 08/15/35	720,962	832,700
Ginnie Mae, 6.000%, 05/20/36	402,264	451,299
Ginnie Mae, 6.000%, 01/15/38	668,910	760,548
Ginnie Mae, 3.000%, 07/20/41	1,111,908	1,157,430
Ginnie Mae, 2.000%, 06/20/43	3,404,820	3,495,027
		18,147,449
Freddie Mac (Mortgage-Backed): 1.2%
Freddie Mac, 4.500%, 09/01/18	120,427	127,767
Freddie Mac, 4.000%, 09/01/18	91,473	97,073
Freddie Mac, 5.500%, 10/01/18	94,186	100,017
Freddie Mac, 5.000%, 11/01/18	78,361	83,195
Freddie Mac, 5.000%, 11/01/18	88,349	93,813
Freddie Mac, 3.500%, 11/01/25	1,183,517	1,254,887
Freddie Mac, 3.500%, 01/01/29	1,873,523	1,985,527
Freddie Mac, 3.000%, 07/01/33	2,958,813	3,009,186
Freddie Mac, 3.500%, 01/01/34	3,084,078	3,225,745
Freddie Mac, 2.353%, 12/01/35	1,578,074	1,682,211
Freddie Mac, 2.525%, 05/01/36	13,897	13,952
Freddie Mac, 2.373%, 11/01/36	1,318,815	1,407,659
Freddie Mac, 2.442%, 04/01/37	558,021	591,815

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
Freddie Mac, 2.392%, 01/01/38	$1,633,237	$1,741,382
Freddie Mac, 5.000%, 07/01/39	1,124,582	1,251,132
Freddie Mac, 5.000%, 08/01/39	746,670	830,696
Freddie Mac, 5.500%, 10/01/39	1,109,588	1,247,692
Freddie Mac, 2.629%, 12/01/39	3,355,418	3,563,183
Freddie Mac, 3.500%, 01/01/41	1,475,893	1,519,472
		23,826,404
Fannie Mae (Mortgage Backed): 3.4%
Fannie Mae, 4.500%, 07/01/18	364,246	386,910
Fannie Mae, 3.500%, 09/01/18	295,076	313,210
Fannie Mae, 3.500%, 10/01/18	51,564	54,729
Fannie Mae, 3.500%, 10/01/18	173,869	184,544
Fannie Mae, 5.000%, 11/01/18	21,649	22,978
Fannie Mae, 5.000%, 11/01/18	139,596	148,171
Fannie Mae, 5.000%, 11/01/18	166,799	177,054
Fannie Mae, 5.000%, 10/01/20	511,022	551,965
Fannie Mae, 3.500%, 01/01/26	1,743,837	1,851,163
Fannie Mae, 3.500%, 02/01/26	1,585,779	1,683,138
Fannie Mae, 4.000%, 10/01/26	2,681,031	2,873,361
Fannie Mae, 3.000%, 11/01/26	1,511,097	1,572,074
Fannie Mae, 3.000%, 11/01/26	2,139,670	2,226,012
Fannie Mae, 3.500%, 12/01/26	2,732,554	2,900,846
Fannie Mae, 2.500%, 03/01/27	2,224,896	2,263,697
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage Backed), continued
Fannie Mae, 2.500%, 06/01/27	$5,527,223	$5,624,063
Fannie Mae, 2.500%, 09/01/27	2,421,129	2,463,556
Fannie Mae, 2.500%, 12/01/27	3,429,904	3,489,719
Fannie Mae, 3.000%, 04/01/28	3,630,506	3,778,258
Fannie Mae, 3.000%, 09/01/28	3,006,590	3,096,242
Fannie Mae, 4.000%, 01/01/32	1,996,810	2,149,278
Fannie Mae, 6.500%, 06/01/32	257,687	291,311
Fannie Mae, 2.550%, 12/01/33	125,185	134,900
Fannie Mae, 2.176%, 12/01/33	318,922	343,596
Fannie Mae, 6.000%, 02/01/34	542,547	613,810
Fannie Mae, 4.500%, 04/01/34	2,936,143	3,211,861
Fannie Mae, 2.160%, 05/01/34	1,007,409	1,074,532
Fannie Mae, 2.357%, 07/01/34	1,551,644	1,655,310
Fannie Mae, 2.297%, 01/01/35	766,446	813,103
Fannie Mae, 1.870%, 03/01/35	583,698	610,779
Fannie Mae, 2.181%, 06/01/35	170,954	180,782
Fannie Mae, 1.864%, 10/01/35	2,679,477	2,859,734
Fannie Mae, 1.912%, 12/01/35	2,053,018	2,189,242
Fannie Mae, 2.045%, 05/01/36	167,226	167,808
Fannie Mae, 2.383%, 06/01/37	470,291	501,739
Fannie Mae, 2.202%, 09/01/37	3,487,147	3,706,455
Fannie Mae, 4.000%, 01/01/41	3,518,294	3,740,224

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage Backed), continued
Fannie Mae, 4.000%, 02/01/41	$2,472,121	$2,628,161
Fannie Mae, 3.500%, 10/01/41	2,303,730	2,379,913
Fannie Mae, 2.078%, 09/01/42	2,503,467	2,581,293
		67,495,521
Commercial Mortgage-Backed: 0.1%
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,055,046
TOTAL MORTGAGE-BACKED SECURITIES (Cost $109,865,993)		111,524,420
TOTAL BONDS (Cost $674,165,921)		687,151,405
CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 0.750%, 05/07/15	100,000	100,000
Urban Partnership Bank, 0.200%, 09/19/14	248,000	248,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000
MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account
(Cost $416,689)	416,689	416,689
TIME DEPOSIT: 1.2%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	23,201,000	23,201,000
(Cost $2,3201,000)
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.4%
State Street Institutional U.S. Government Money Market Fund	7,033,718	$7,033,718
(Cost $7,033,718)
TOTAL INVESTMENTS: 99.7% (Cost $1,682,404,442)		1,996,130,402
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.4%		(7,033,718)
OTHER ASSETS AND LIABILITIES—		13,323,329
(NET): 0.7%
NET ASSETS: 100.0%		$2,002,420,013

(a)  Non income producing security.

(b)  Illiquid security.

(c)  Fair Valued security.

(d)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(e)  Security or partial position of this security was on loan as of June 30, 2014. The total market value of securities on loan as of June 30, 2014 was $240,099,318.

(f)  Principal amount is in Canadian dollars; value is in U.S. dollars.

(g)  Principal amount is in Mexican pesos; value is in U.S. dollars.

ADR  American Depository Receipt

CA  Canada

LP  Limited Partnership

MX  Mexico

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Growth Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.7%
Consumer Discretionary: 16.1%
Amazon.com, Inc. (a)	5,000	$1,623,900
BorgWarner, Inc.	35,800	2,333,802
DirecTV (a)	19,500	1,657,695
InterContinental Hotels Group	40,502	1,675,622
Macy's, Inc.	37,500	2,175,750
Marriott International, Inc., Class A	48,000	3,076,799
Michael Kors Holdings, Ltd. (a)(c)	10,750	952,988
Newell Rubbermaid, Inc.	92,000	2,851,080
NIKE, Inc., Class B	33,920	2,630,496
Scripps Networks Interactive, Class A	21,500	1,744,510
Starbucks Corp.	22,650	1,752,657
Time Warner, Inc.	38,050	2,673,013
Valeo SA	11,200	1,502,755
VF Corp.	43,800	2,759,400
		29,410,467
Consumer Staples: 7.3%
Estee Lauder Cos, Inc., Class A	31,300	2,324,338
Fresh Market, Inc., The (a)	28,750	962,263
General Mills, Inc. (c)	50,500	2,653,270
PepsiCo, Inc.	55,430	4,952,116
Procter & Gamble Co., The	31,600	2,483,444
		13,375,431
Financials: 7.2%
American Tower Corp., REIT	26,950	2,424,961
CBRE Group, Inc., Class A (a)	68,500	2,194,740
Morgan Stanley	49,800	1,610,034
PNC Financial Services Group, Inc. (c)	30,700	2,733,835
State Street Corp.	39,650	2,666,859
Weyerhaeuser Co., REIT	42,500	1,406,325
		13,036,754
Health Care: 14.6%
Abbott Laboratories	77,500	3,169,750
Agilent Technologies, Inc.	40,000	2,297,600
Alexion Pharmaceuticals, Inc. (a)	8,850	1,382,813
Biogen Idec, Inc. (a)	4,500	1,418,895
Celgene Corp. (a)(c)	27,000	2,318,759
Express Scripts Holding Co. (a)	21,750	1,507,928
Gilead Sciences, Inc. (a)	29,150	2,416,827
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
HeartWare International, Inc. (a)	14,300	$1,265,550
Hologic, Inc. (a)	72,750	1,844,213
Laboratory Corp of America Holdings (a)(c)	12,650	1,295,360
Mylan, Inc. (a)	46,000	2,371,760
Roche Holding AG	7,900	2,353,859
Thermo Fisher Scientific, Inc.	24,962	2,945,516
		26,588,830
Industrials: 15.3%
3M Co.	30,000	4,297,199
Cummins, Inc.	20,000	3,085,800
Eaton Corp PLC	32,050	2,473,619
Expeditors Int. of Washington, Inc. (c)	46,000	2,031,360
Landstar System, Inc.	29,250	1,872,000
Pall Corp.	24,875	2,124,076
Quanta Services, Inc. (a)	60,200	2,081,716
Roper Industries, Inc.	16,400	2,394,564
Stanley Black & Decker, Inc.	32,500	2,854,150
United Parcel Service, Inc., Class B	25,951	2,664,130
United Rentals, Inc. (a)(c)	18,750	1,963,688
		27,842,302
Information Technology: 31.3% (b)
Apple, Inc.	85,925	7,985,009
Aruba Networks, Inc. (a)	54,500	954,840
ASML Holding NV	16,294	1,519,741
Cognizant Technology Solutions, Class A (a)	52,500	2,567,775
CommVault Systems, Inc. (a)	19,050	936,689
Cree, Inc. (a)	23,500	1,173,825
eBay, Inc. (a)	32,750	1,639,465
EMC Corp.	74,500	1,962,330
Facebook, Inc., Class A (a)	15,000	1,009,350
Google, Inc., Class A	5,305	3,101,674
Google, Inc., Class C (a)	5,305	3,051,860
IBM (c)	18,467	3,347,513
Intuit, Inc. (c)	26,400	2,125,992
MasterCard, Inc., Class A	28,000	2,057,160
Microsoft Corp.	96,500	4,024,050
Nuance Communications, Inc. (a)(c)	65,000	1,220,050
Oracle Corp.	43,750	1,773,188
QUALCOMM, Inc.	48,250	3,821,400
Red Hat, Inc. (a)	32,200	1,779,694
salesforce.com, inc. (a)	38,750	2,250,600

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Growth Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
SAP SE, ADR	15,850	$1,220,450
SunPower Corp. (a)	29,750	1,219,155
Texas Instruments, Inc. (c)	48,500	2,317,815
Trimble Navigation, Ltd. (a)	58,750	2,170,813
Visa, Inc., Class A	8,000	1,685,680
		56,916,118
Materials: 1.9%
Nucor Corp.	28,000	1,379,000
Praxair, Inc. (c)	15,750	2,092,230
		3,471,230
Telecommunication Services: 1.7%
Verizon Communications, Inc.	43,370	2,122,094
Vodafone Group PLC, ADR	27,729	925,871
		3,047,965
Utilities: 1.3%
American Water Works Co., Inc.	47,404	2,344,128
TOTAL COMMON STOCKS (Cost $115,227,593)		176,033,225
TIME DEPOSIT: 3.1%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	$5,632,000	5,632,000
(Cost $5,632,000)
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.7%
State Street Institutional U.S. Government Money Market Fund	4,967,563	$4,967,563
(Cost $4,967,563)
TOTAL INVESTMENTS: 102.5% (Cost $125,827,156)		186,632,788
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.7%		(4,967,563)
OTHER ASSETS AND LIABILITIES—		335,217
(NET): 0.2%
NET ASSETS: 100.0%		$182,000,442

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)  Security or partial position of this security was on loan as of June 30, 2014. The total market value of securities on loan as of June 30, 2014 was $33,340,489.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK: 99.9%
Consumer Discretionary: 12.3%
Bob Evans Farms, Inc.	67,096	$3,358,155
Bravo Brio Restaurant Group, Inc. (a)	102,354	1,597,746
Cinemark Holdings, Inc.	49,440	1,748,198
Columbia Sportswear Co.	22,500	1,859,625
Gannett Co., Inc.	161,500	5,056,565
Jamba, Inc. (a)	91,231	1,103,895
Ruth's Hospitality Group, Inc.	87,975	1,086,491
		15,810,675
Energy: 8.3%
LinnCo LLC	119,604	3,742,409
RSP Permian, Inc. (a)	38,500	1,248,940
Ultra Petroleum Corp. (a)	190,000	5,641,100
		10,632,449
Financials: 22.7%
Ares Capital Corp.	150,000	2,679,000
Cape Bancorp, Inc.	134,303	1,441,071
Capitol Federal Financial, Inc.	423,447	5,149,116
Chicopee Bancorp, Inc.	123,033	2,078,027
Fox Chase Bancorp, Inc.	98,200	1,655,652
Hampden Bancorp, Inc.	42,336	713,785
LaSalle Hotel Properties, REIT	97,353	3,435,587
Oritani Financial Corp.	241,832	3,721,794
Peoples Federal Bancshares, Inc. (b)	109,228	2,016,349
Territorial Bancorp, Inc.	100,178	2,091,717
United Financial Bancorp., Inc.	304,037	4,119,701
		29,101,799
Health Care: 14.4%
Cantel Medical Corp.	27,131	993,537
Cubist Pharmaceuticals, Inc. (a)	49,921	3,485,484
Exactech, Inc. (a)	102,474	2,585,419
Hologic, Inc. (a)	197,456	5,005,510
Ligand Pharmaceuticals, Inc. (a)	46,227	2,879,480
Natus Medical, Inc. (a)	1,000	25,140
VCA, Inc. (a)	98,393	3,452,610
		18,427,180
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Industrials: 8.0%
JetBlue Airways Corp. (a)	230,000	$2,495,500
KAR Auction Services, Inc.	120,420	3,837,785
Knoll, Inc.	50,190	869,793
Watsco, Inc.	29,826	3,064,920
		10,267,998
Information Technology: 28.3% (c)
Amdocs, Ltd.	80,000	3,706,400
Benchmark Electronics, Inc. (a)	92,823	2,365,130
Brooks Automation, Inc.	99,954	1,076,505
Compuware Corp.	421,816	4,213,942
Evolving Systems, Inc.	142,085	1,216,248
MICROS Systems, Inc. (a)	58,000	3,938,200
Microsemi Corp. (a)	130,693	3,497,345
Open Text Corp.	65,625	3,146,063
Polycom, Inc. (a)	182,539	2,287,214
Solera Holdings, Inc.	39,196	2,632,011
Teradyne, Inc.	55,000	1,078,000
TheStreet, Inc.	1,096,710	2,643,071
TiVo, Inc. (a)	141,390	1,825,345
Westell Technologies, Inc., Class A (a)	1,150,986	2,819,916
		36,445,390
Materials: 0.9%
Calgon Carbon Corp. (a)	50,000	1,116,500
Utilities: 5.0%
Laclede Group, Inc., The	77,695	3,772,092
Unitil Corp.	79,931	2,704,066
		6,476,158
TOTAL COMMON STOCKS (Cost $122,678,302)		128,278,149
TIME DEPOSIT: 8.0%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	$10,221,000	10,221,000
(Cost $10,221,000)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.9%
State Street Institutional U.S. Government Money Market Fund	7,586,765	$7,586,765
(Cost $7,586,765)
TOTAL INVESTMENTS: 113.8% (Cost $140,486,067)		146,085,914
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -5.9%		(7,586,765)
OTHER ASSETS AND LIABILITIES—		(10,177,130)
(NET): -7.9%
NET ASSETS: 100.0%		$128,322,019

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of June 30, 2014. The total market value of securities on loan as of June 30, 2014 was $7,470,660.

(c)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

REIT  Real Estate Investment Trust

Pax World High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.9%
Energy: 0.4%
LinnCo LLC	100,000	$3,129,000
Financial Services: 0.2%
Ares Capital Corp. (f)	55,000	982,300
Hercules Technology Growth Capital, Inc. (f)	32,894	531,567
		1,513,867
Healthcare: 0.0%
Interactive Health, Inc. (b)(e)(g)	706	0
Media: 0.3%
Gannett Co., Inc.	61,000	1,909,910
Technology & Electronics: 0.0%
Nuance Communications, Inc. (g)	10,000	187,700
TOTAL COMMON STOCKS (Cost $6,435,871)		6,740,477
PREFERRED STOCKS: 2.0%
Energy: 1.3%
Vanguard Natural Resources LLC, 7.625% (f)	380,000	9,435,400
Financial Services: 0.7%
Hercules Tech Growth Capital, Inc., 7.000%	190,000	4,921,000
Healthcare: 0.0%
Interactive Health, Inc. (b)(e)(g)	1,412	0
TOTAL PREFERRED STOCKS (Cost $14,587,320)		14,356,400
BONDS: 95.5%
CORPORATE BONDS: 88.7%
Automotive: 1.4%
Chassix, Inc., 144A, 9.250%, 08/01/18 (a)	$100,000	109,250
Delphi Corp., 5.000%, 02/15/23 (f)	3,000,000	3,232,500

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Automotive, continued
Lear Corp., 5.375%, 03/15/24	$1,000,000	$1,032,500
Stackpole International Intermediate Co., 144A, 7.750%, 10/15/21 (a)	5,500,000	5,775,000
		10,149,250
Banking: 0.3%
Bank of America Corp., 1.350%, 11/21/16	2,000,000	2,007,056
Basic Industry: 4.7%
Gibraltar Industries, Inc., 6.250%, 02/01/21	250,000	261,250
Imperial Metals Corp., 144A, 7.000%, 03/15/19 (a)	2,000,000	2,060,000
Kissner Milling Co., Ltd., 144A, 7.250%, 06/01/19 (a)	6,000,000	6,195,000
Neenah Paper, Inc., 144A, 5.250%, 05/15/21 (a)	1,000,000	1,020,000
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	8,000,000	8,120,000
Sappi Papier Holding GmbH, 144A, 7.750%, 07/15/17 (a)(f)	250,000	279,375
Sappi Papier Holding GmbH, 144A, 8.375%, 06/15/19 (a)(f)	400,000	443,000
Sappi Papier Holding GmbH, 144A, 6.625%, 04/15/21 (a)(f)	6,750,000	7,155,000
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (a)	2,955,000	2,629,950
Tempel Steel Co., 144A, 12.000%, 08/15/16 (a)	3,000,000	2,985,000
Trinseo Materials Operating SCA/ Finance, Inc., 8.750%, 02/01/19	2,250,000	2,430,000
		33,578,575
Capital Goods: 5.0%
CTP Transportation Products LLC/ Finance, Inc., 144A, 8.250%, 12/15/19 (a)	6,000,000	6,480,000
Emeco Proprietary, Ltd., 144A, 9.875%, 03/15/19 (a)(f)	3,000,000	3,093,750
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)(b)	2,000,000	2,085,000
Kleopatra Holdings 1 SCA, 144A, 10.250%, 08/15/17 (a)(c)(LU)	2,461,127	3,504,823
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Mcron Finance Sub LLC/Finance Corp., 144A, 8.375%, 05/15/19 (a)	$4,198,000	$4,617,800
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	1,615,000	1,776,500
Plastipak Holdings, Inc., 144A, 6.500%, 10/01/21 (a)	1,000,000	1,060,000
SPL Logistics Escrow LLC/Finance Corp., 144A, 8.875%, 08/01/20 (a)	5,000,000	5,625,000
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	6,250,000	6,562,500
Waterjet Holdings, Inc., 144A, 7.625%, 02/01/20 (a)	1,400,000	1,491,000
		36,296,373
Chemicals: 0.4%
Polymer Group, Inc., 144A, 6.875%, 06/01/19 (a)	3,000,000	3,060,000
Consumer Cyclical: 8.6%
Boardriders SA, 144A, 8.875%, 12/15/17 (a)(c)(LU)	7,000,000	10,040,394
Brown Shoe Co., Inc., 7.125%, 05/15/19	3,000,000	3,172,500
CST Brands, Inc., 5.000%, 05/01/23	3,000,000	3,015,000
DriveTime Automotive Group/ Acceptance Corp., 144A, 8.000%, 06/01/21 (a)	3,000,000	3,075,000
Hot Topic, Inc., 144A, 9.250%, 06/15/21 (a)(f)	1,500,000	1,672,500
Ingles Markets, Inc., 5.750%, 06/15/23 (f)	10,000,000	10,174,999
Levi Strauss & Co., 7.625%, 05/15/20 (f)	3,000,000	3,243,750
Levi Strauss & Co., 6.875%, 05/01/22	200,000	221,500
Outerwall, Inc., 6.000%, 03/15/19	6,200,000	6,463,500
Perry Ellis International, Inc., 7.875%, 04/01/19	9,000,000	9,360,000
PF Chang's China Bistro, Inc., 144A, 10.250%, 06/30/20 (a)	500,000	512,500

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Cyclical, continued
Quicksilver, Inc./Wholesale, Inc., 144A, 7.875%, 08/01/18 (a)	$1,000,000	$1,020,000
Radio Systems Corp., 144A, 8.375%, 11/01/19 (a)	2,100,000	2,323,125
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19	4,450,000	4,839,375
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	2,425,000	2,594,750
Sally Holdings LLC/Capital, Inc., 5.500%, 11/01/23	100,000	103,250
		61,832,143
Consumer Non-Cyclical: 2.4%
BC Mountain LLC/Finance, Inc., 144A, 7.000%, 02/01/21 (a)	250,000	243,125
H.J. Heinz Co., 4.250%, 10/15/20 (f)	2,000,000	2,015,000
H.J. Heinz Finance Co., 144A, 7.125%, 08/01/39 (a)	3,000,000	3,285,000
KeHE Distributors, LLC/Finance Corp., 144A, 7.625%, 08/15/21 (a)	3,500,000	3,821,563
Univeg Holding BV, 144A, 7.875%, 11/15/20 (a)(c)(NL)	6,000,000	8,282,185
		17,646,873
Energy: 16.7%
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	11,277,000	11,897,234
Bonanza Creek Energy, Inc., 6.750%, 04/15/21	2,000,000	2,150,000
CGG SA, 6.500%, 06/01/21 (f)	500,000	498,750
Chaparral Energy, Inc., 7.625%, 11/15/22	9,750,000	10,578,750
Clayton Williams Energy, Inc., 7.750%, 04/01/19	10,550,000	11,235,750
Drill Rigs Holdings, Inc., 144A, 6.500%, 10/01/17 (a)	5,000,000	5,137,500
Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	250,000	268,750
EV Energy Partners, LP/Finance Corp., 8.000%, 04/15/19	500,000	527,500
Exterran Partners LP/EXPL Finance Corp., 6.000%, 04/01/21	6,250,000	6,343,750
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Exterran Partners LP/EXPL Finance Corp., 144A, 6.000%, 10/01/22 (a)	$2,000,000	$2,040,000
Ferrellgas LP/Finance Corp., 144A, 6.750%, 01/15/22 (a)	100,000	105,000
Hercules Offshore, Inc., 144A, 10.250%, 04/01/19 (a)	4,500,000	4,961,250
Hercules Offshore, Inc., 144A, 6.750%, 04/01/22 (a)(f)	7,950,000	7,582,313
ION Geophysical Corp., 8.125%, 05/15/18 (f)	8,000,000	8,040,000
Jones Energy Holdings/Finance Co., 144A, 6.750%, 04/01/22 (a)	500,000	528,750
KCA Deutag UK Finance PLC, 144A, 7.250%, 05/15/21 (a)(f)	750,000	780,000
Memorial Production Partners LP/Finance Corp., 7.625%, 05/01/21	5,000,000	5,256,250
Penn Virginia Corp., 7.250%, 04/15/19	2,975,000	3,168,375
Penn Virginia Corp., 8.500%, 05/01/20	9,375,000	10,523,438
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	2,000,000	2,145,000
PHI, Inc., 144A, 5.250%, 03/15/19 (a)	3,000,000	3,067,500
Rosetta Resources, Inc., 5.625%, 05/01/21	4,500,000	4,651,875
Rosetta Resources, Inc., 5.875%, 06/01/22	2,000,000	2,092,500
Sabine Pass Liquefaction, LLC, 5.625%, 02/01/21	1,710,000	1,816,875
SAExploration Holdings, Inc., 144A, 10.000%, 07/15/19 (a)	8,500,000	8,553,125
Sanjel Corp., 144A, 7.500%, 06/19/19 (a)	7,000,000	7,017,500
		120,967,735
Financial Services: 1.0%
Ares Capital Corp., 144A, 5.125%, 06/01/16 (a)	1,200,000	1,293,750
CIT Group, Inc., 5.000%, 05/15/17	250,000	267,031
CIT Group, Inc., 4.250%, 08/15/17	1,000,000	1,045,625

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financial Services, continued
CIT Group, Inc., 5.250%, 03/15/18	$1,000,000	$1,076,250
Fly Leasing, Ltd., 6.750%, 12/15/20 (f)	2,000,000	2,135,000
Oxford Finance, LLC/Co - Issuer, Inc.,144A, 7.250%, 01/15/18 (a)	1,475,000	1,556,125
		7,373,781
Health Care: 3.9%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	5,680,000	6,077,600
Hanger, Inc., 7.125%, 11/15/18	4,920,000	5,190,600
Omega Healthcare Investors, Inc., REIT, 5.875%, 03/15/24	9,500,000	10,119,400
Salix Pharmaceuticals, Ltd., 144A, 6.000%, 01/15/21 (a)	6,590,000	7,084,250
		28,471,850
Media: 13.3%
Altice Financing SA, 144A, 6.500%, 01/15/22 (a)	2,000,000	2,135,000
Altice Finco SA, 144A, 8.125%, 01/15/24 (a)	7,250,000	8,029,375
Altice SA, 144A, 7.750%, 05/15/22 (a)	1,500,000	1,605,000
Columbus International, Inc., 144A, 7.375%, 03/30/21 (a)	8,500,000	9,190,625
Dish DBS Corp., 5.875%, 07/15/22 (f)	4,000,000	4,350,000
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21 (a)	11,050,000	11,602,499
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (a)	5,000,000	5,318,750
Harland Clarke Holdings Corp., 144A, 9.250%, 03/01/21 (a)(f)	5,000,000	5,256,250
Harron Communications, LP/Finance Corp., 144A, 9.125%, 04/01/20 (a)	2,435,000	2,727,200
Lee Enterprises, Inc., 144A, 9.500%, 03/15/22 (a)	250,000	268,125
MDC Partners, Inc., 144A, 6.750%, 04/01/20 (a)	6,891,000	7,304,460
Nara Cable Funding II, Ltd., 144A, 8.500%, 03/01/20 (a)(c)(IE)	250,000	409,421
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Nara Cable Funding, Ltd., 144A, 8.875%, 12/01/18 (a)	$4,200,000	$4,504,500
Numericable Group, 144A, 4.875%, 05/15/19 (a)	1,000,000	1,027,500
Numericable Group, 144A, 6.000%, 05/15/22 (a)	1,000,000	1,041,250
Quad/Graphics, Inc., 144A, 7.000%, 05/01/22 (a)	7,000,000	7,035,000
SITV LLC/Finance, 144A, 10.375%, 07/01/19 (a)	2,000,000	2,060,000
Time, Inc., 144A, 5.750%, 04/15/22 (a)(f)	5,000,000	5,062,500
Townsquare Radio, LLC/Inc., 144A, 9.000%, 04/01/19 (a)	6,350,000	7,064,375
WMG Acquisition Corp., 144A, 6.750%, 04/15/22 (a)	7,000,000	7,035,000
WMG Acquisition Corp., 144A, 5.625%, 04/15/22 (a)(f)	250,000	252,188
VTR Finance BV, 144A, 6.875%, 01/15/24 (a)	2,500,000	2,690,595
		95,969,613
Real Estate: 1.9%
Forestar USA Real Estate Group, Inc., 144A, 8.500%, 06/01/22 (a)	3,100,000	3,224,000
Hunt Cos, Inc., 144A, 9.625%, 03/01/21 (a)	1,000,000	1,052,500
Kennedy-Wilson, Inc., 8.750%, 04/01/19	7,800,000	8,477,820
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1,000,000	1,017,500
		13,771,820
Services: 12.0%
Air Canada, 144A, 7.750%, 04/15/21 (a)	4,500,000	4,792,500
Algeco Scotsman Global Finance PLC, 144A, 9.000%, 10/15/18 (a)(c)(UK)	250,000	366,315
Algeco Scotsman Global Finance PLC, 144A, 8.500%, 10/15/18 (a)(f)	7,850,000	8,379,875
Allegion US Holding Co., Inc., 144A, 5.750%, 10/01/21 (a)	100,000	105,750

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
Alliance Data Systems Corp., 144A, 5.250%, 12/01/17 (a)	$1,000,000	$1,050,000
Alliance Data Systems Corp., 144A, 6.375%, 04/01/20 (a)	500,000	535,000
BlueLine Rental Finance Corp., 144A, 7.000%, 02/01/19 (a)	2,100,000	2,247,000
Interactive Data Corp., 144A, 5.875%, 04/15/19 (a)(f)	1,500,000	1,535,625
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20 (a)	9,390,000	10,364,212
Jurassic Holdings III, Inc., 144A, 6.875%, 02/15/21 (a)	750,000	766,875
Kenan Advantage Group, Inc., The, 144A, 8.375%, 12/15/18 (a)	5,650,000	6,059,625
Live Nation Entertainment, Inc., 144A, 7.000%, 09/01/20 (a)	500,000	550,000
Marquette Transportation Co./Finance Corp., 10.875%, 01/15/17	7,400,000	7,849,550
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19 (a)	10,000,000	10,050,000
Michael Baker International LLC/CDL Acq Co, Inc., 144A, 8.250%, 10/15/18 (a)	3,600,000	3,852,000
Navios Maritime Acqusition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21 (a)	8,000,000	8,400,000
Ridgebury Crude Tankers LLC, 144A, 7.625%, 03/20/17 (a)(e)	800,000	821,334
Sabre GLBL, Inc., 144A, 8.500%, 05/15/19 (a)	4,200,000	4,677,750
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21 (a)	10,050,000	10,251,000
Vander Intermediate Holding II Corp., 144A, 9.750%, 02/01/19 (a)(f)	2,100,000	2,241,750
Viking Cruises, Ltd., 144A, 8.500%, 10/15/22 (a)	500,000	555,000
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (a)	1,000,000	1,077,500
		86,528,661
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics: 8.5%
ACI Worldwide, Inc., 144A, 6.375%, 08/15/20 (a)	$250,000	$263,750
Advanced Micro Devices, Inc., 7.750%, 08/01/20 (f)	3,000,000	3,213,750
Advanced Micro Devices, Inc., 144A, 6.750%, 03/01/19 (a)	4,950,000	5,290,313
Advanced Micro Devices, Inc., 144A, 7.000%, 07/01/24 (a)	1,750,000	1,791,563
BCP Singapore VI Cayman Financing Co., Ltd., 144A, 8.000%, 04/15/21 (a)	6,000,000	6,165,000
BMC Software Finance, Inc., 144A, 8.125%, 07/15/21 (a)	5,500,000	5,685,625
Brightstar Corp., 144A, 7.250%, 08/01/18 (a)	2,500,000	2,759,375
Entegris, Inc., 144A, 6.000%, 04/01/22 (a)	2,100,000	2,173,500
j2 Global, Inc., 8.000%, 08/01/20	7,000,000	7,612,500
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)	1,000,000	1,028,860
NeuStar, Inc., 4.500%, 01/15/23 (f)	4,250,000	3,697,500
Nuance Communications, Inc., 2.750%, 08/15/27 (f)	5,000,000	5,306,250
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,530,209
WEX, Inc. 144A, 4.750%, 02/01/23 (a)	9,250,000	8,995,625
		61,513,820
Telecommunications: 8.5%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,063,373
B Communications, Ltd., 144A, 7.375%, 02/15/21 (a)	4,000,000	4,320,000
CenturyLink, Inc., 6.450%, 06/15/21	3,000,000	3,270,000
Digicel Group, Ltd., 144A, 8.250%, 09/30/20 (a)	6,000,000	6,570,000
Digicel Group, Ltd., 144A, 7.125%, 04/01/22 (a)	250,000	261,250
Dycom Investments, Inc., 7.125%, 01/15/21	3,000,000	3,240,000

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Eileme 2 AB, 144A, 11.625%, 01/31/20 (a)	$5,400,000	$6,480,000
Equinix, Inc., 3.000%, 10/15/14	2,000,000	3,795,000
Fairpoint Communications, Inc., 144A, 8.750%, 08/15/19 (a)	3,000,000	3,247,500
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20	4,073,333	3,706,733
Pacnet,Ltd., 144A, 9.000%, 12/12/18 (a)	6,000,000	6,510,000
Sprint Corp., 144A, 7.875%, 09/15/23 (a)(f)	1,000,000	1,115,000
Sprint Corp., 144A, 7.125%, 06/15/24 (a)	5,500,000	5,843,750
Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17 (c)(LU)	2,252,503	3,219,293
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)(c)(LU)	1,126,251	1,609,646
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)(f)	4,505,006	4,662,096
Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	1,381,000	1,510,469
		61,424,110
Utility: 0.1%
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)(b)	45,220	44,929
Ormat Funding Corp., 8.250%, 12/30/20	422,035	422,035
		466,964
TOTAL CORPORATE BONDS (Cost $617,977,101)		641,058,624
LOANS: 6.8%
Consumer Cyclical: 2.2%
Charlotte Russe, Inc., 6.750%, 05/21/19 (b)	9,927,487	9,877,850
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
LOANS, continued
Consumer Cyclical, continued
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19 (b)	$2,000,000	$1,990,000
Stuart Weitzman Acq Co., LLC, 1.000%, 03/04/20 (b)	4,000,000	3,986,660
		15,854,510
Energy: 0.7%
Green Plains Processing LLC, 1.000%, 06/03/20	5,000,000	5,042,200
Healthcare: 0.7%
Salix Pharmaceuticals, Ltd., 4.250%, 01/02/20	4,875,000	4,918,802
Media: 0.0%
Lee Enterprises, Inc., 7.250%, 03/21/19	232,939	236,433
Technology & Electronics: 1.9%
Internap Network Services Corp., 6.000%, 11/26/19	6,965,000	7,004,213
Isola USA Corp., 9.250%, 11/29/18	6,912,500	6,947,063
		13,951,276
Telecommunications: 1.3%
Fairpoint Communications, Inc., 7.500%, 02/14/19	2,984,887	3,097,447
Intelsat Jackson Holdings SA, 3.750%, 06/30/19	3,000,000	3,009,060
PRWireless, Inc., 11.250%, 06/29/20	3,000,000	2,970,000
		9,076,507
TOTAL LOANS (Cost $48,730,713)		49,079,728
TOTAL BONDS (Cost $666,707,814)		690,138,352
CERTIFICATES OF DEPOSIT: 0.1%
One PacificCoast Bank, 1.100%, 01/21/15	200,000	200,000
One PacificCoast Bank, 1.250%, 05/10/17	100,000	100,000
One PacificCoast Bank, FSB CDARS, 0.120%, 07/10/14	200,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CERTIFICATES OF DEPOSIT, continued
One PacificCoast Bank, FSB CDARS, 0.120%, 10/09/14	$100,000	$100,000
Self Help Credit Union, 0.550%, 01/04/15	100,000	100,000
Urban Partnership Bank, 0.400%, 07/01/14	100,564	100,564
Urban Partnership Bank, 0.400%, 08/03/14	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $900,564)		900,564
TIME DEPOSIT: 2.6%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	18,599,000	18,599,000
(Cost $3,137,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 4.2%
State Street Institutional U.S. Government Money Market Fund	30,177,358	30,177,358
(Cost $30,177,358)
TOTAL INVESTMENTS: 105.3% (Cost $737,407,927)		760,912,151
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -4.2%		(30,177,358)
OTHER ASSETS AND LIABILITIES—		(7,696,677)
(NET):- 1.1%
NET ASSETS: 100.0%		$723,038,116
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security.

(c)  Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)  Fair Valued security.

(f)  Security or partial position of this security was on loan as of June 30, 2014. The total market value of securities on loan as of June 30, 2014 was $42,771,379.

(g)  Non-income producing security.

IE  Ireland

LP  Limited Partnership

LU  Luxembourg

MX  Mexico

NL  Netherlands

REIT  Real Estate Investment Trust

UK  United Kingdom

SECURITIES SHORT SOLD: -0.4%
COMMON STOCK: -0.4%
Telecommunications: -0.4%
Equinix, Inc.	(14,000)	$(2,941,260)
TOTAL SECURITIES SOLD SHORT (Proceeds -$2,701,019)		$(2,941,260)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.9%
RENEWABLE & ALTERNATIVE ENERGY: 4.8%
Solar Energy Generation Equipment: 0.5%
Trina Solar, Ltd., ADR (a)	78,500	$1,007,155
Renewable Energy Developer & Independent Power Producers (IPPS) : 4.3%
Enel Green Power SpA	1,295,182	3,665,672
Huaneng Renewables Corp., Ltd.	13,490,000	4,455,037
		8,120,709
ENERGY EFFICIENCY: 34.7%
Power Network Efficiency: 7.8%
ABB, Ltd. (a)	193,710	4,457,332
Emerson Electric Co.	49,800	3,304,728
Itron, Inc. (a)	61,385	2,489,162
Quanta Services, Inc. (a)	131,500	4,547,270
		14,798,492
Industrial Energy Efficiency: 8.1%
GEA Group AG	142,359	6,729,903
Infineon Technologies AG	147,323	1,839,054
SMC Corp./Japan	14,300	3,831,849
Spirax-Sarco Engineering PLC	67,599	3,159,742
		15,560,548
Buildings Energy Efficiency: 4.8%
Acuity Brands, Inc.	11,000	1,520,750
Kingspan Group PLC	206,234	3,466,747
Legrand SA	65,844	4,032,326
		9,019,823
Transport Energy Efficiency: 5.3%
BorgWarner, Inc.	66,800	4,354,692
Delphi Automotive PLC	81,300	5,588,562
		9,943,254
Consumer Energy Efficiency: 4.6%
Epistar Corp. (a)	1,575,000	3,904,195
Murata Manufacturing Co., Ltd.	50,300	4,717,165
		8,621,360
Diversified Energy Efficiency: 4.1%
IMI PLC	165,535	4,209,119
Siemens AG	26,612	3,513,693
		7,722,812
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES: 29.8%
Water Infrastructure: 14.8%
Beijing Enterprises Water Group, Ltd.	3,724,000	$2,489,794
IDEX Corp.	44,050	3,556,597
Pentair PLC	73,050	5,268,366
Roper Industries, Inc.	23,800	3,475,038
Valmont Industries, Inc.	23,500	3,570,825
Watts Water Technologies, Inc., Class A	94,846	5,854,844
Xylem, Inc.	93,200	3,642,256
		27,857,720
Water Treatment Equipment: 5.5%
Kemira Oyj	278,107	4,450,098
Pall Corp.	70,500	6,019,995
		10,470,093
Water Utilities: 9.5%
American Water Works Co., Inc.	107,500	5,315,875
Cia de Saneamento Basico do Estado, ADR	356,500	3,821,680
Manila Water Co., Inc.	77,304	45,195
Pennon Group PLC	408,001	5,484,041
Severn Trent PLC	102,188	3,378,103
		18,044,894
POLLUTION CONTROL: 12.3%
Pollution Control Solutions: 3.7%
ENN Energy Holdings, Ltd.	653,500	4,692,594
Umicore SA	50,192	2,335,534
		7,028,128
Environmental Testing & Gas Sensing: 8.6%
Agilent Technologies, Inc.	91,600	5,261,504
ALS, Ltd.	221,301	1,848,543
Applus Services SA (a)	87,140	1,801,744
Horiba, Ltd.	105,899	3,800,570
Thermo Fisher Scientific, Inc.	30,600	3,610,800
		16,323,161
WASTE MANAGEMENT & TECHNOLOGIES: 8.2%
Hazardous Waste Management: 5.6%
Daiseki Co., Ltd.	272,686	4,897,362
Stericycle, Inc. (a)	47,550	5,630,871
		10,528,233

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WASTE MANAGEMENT & TECHNOLOGIES, continued
General Waste Management: 2.6%
Shanks Group PLC	2,692,190	$4,916,852
DIVERSIFIED ENVIRONMENTAL: 7.1%
Diversified Environmental: 7.1%
3M Co.	24,200	3,466,408
Linde AG	25,240	5,363,400
Sekisui Chemical Co., Ltd.	392,200	4,547,015
		13,376,823
TOTAL COMMON STOCKS (Cost $149,416,755)		183,340,057
TOTAL INVESTMENTS: 96.9% (Cost $149,416,755)		183,340,057
OTHER ASSETS AND LIABILITIES— (Net): 3.1%		5,838,096
NET ASSETS: 100.0%		$189,178,153

(a)  Non-income producing security.

ADR  American Depository Receipt

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$1,848,543	1.0%
Belgium	2,335,534	1.2%
Brazil	3,821,680	2.0%
China	10,154,786	5.4%
Finland	4,450,098	2.4%
France	4,032,326	2.1%
Germany	17,446,050	9.2%
Hong Kong	2,489,794	1.3%
Ireland	3,466,747	1.8%
Italy	3,665,672	1.9%
Japan	21,793,961	11.4%
Philippines	45,195	0.0%
Spain	1,801,744	1.0%
Switzerland	4,457,332	2.4%
Taiwan	3,904,195	2.2%
United Kingdom	32,004,785	16.9%
United States	65,621,615	34.7%
Other assets and liabilities - (Net)	5,838,096	3.1%
Total	$189,178,153	100.0%

Pax MSCI International ESG Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.5%
Australia: 9.4%
AMP, Ltd.	58,188	$290,873
Australia & New Zealand Banking Group, Ltd	48,483	1,524,523
Brambles, Ltd.	32,643	282,815
CFS Retail Property Trust Group, REIT	133,307	256,353
Commonwealth Bank of Australia	28,990	2,211,010
Fortescue Metals Group, Ltd.	41,044	169,518
Goodman Group, REIT	38,506	183,326
GPT Group, The, REIT	52,521	190,209
Mirvac Group, REIT	99,049	166,681
National Australia Bank, Ltd.	42,084	1,300,764
Newcrest Mining, Ltd. (a)	24,854	249,625
Orica, Ltd.	12,122	222,637
Origin Energy, Ltd.	12,286	169,345
QBE Insurance Group, Ltd.	22,768	233,196
Ramsay Health Care, Ltd.	5,611	240,998
Stockland, REIT	55,809	204,119
Wesfarmers, Ltd.	22,111	872,531
Westpac Banking Corp.	55,227	1,766,497
Woodside Petroleum, Ltd.	14,091	546,327
		11,081,347
Austria: 0.2%
OMV AG	4,343	196,195
Belgium: 0.5%
Colruyt SA	3,530	179,293
Delhaize Group SA	2,530	171,198
KBC Groep NV (a)	4,247	231,042
		581,533
Denmark: 1.8%
Coloplast A/S, Class B	1,297	117,359
Novo Nordisk A/S, Class B	35,763	1,650,568
Pandora A/S	1,813	139,136
Vestas Wind Systems A/S (a)	3,666	184,981
		2,092,044
Finland: 0.3%
Stora Enso OYJ	14,131	137,383
UPM-Kymmene OYJ	15,208	259,776
		397,159
France: 7.6%
Accor SA	4,151	215,750
Air Liquide SA	6,509	879,554
AXA SA	34,184	816,769
Bouygues SA	5,006	208,301
Cap Gemini SA	3,985	284,384

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
France, continued
Carrefour SA	12,525	$461,849
Cie de St-Gobain	8,445	476,485
Danone SA	12,003	892,524
Kering	1,356	297,467
Lafarge SA	3,591	312,270
Legrand SA	5,426	332,291
L'Oreal SA	4,588	789,958
Renault SA	3,874	350,189
Schneider Electric SA	9,214	868,819
Societe BIC SA	1,411	193,078
Technip SA	1,838	200,822
Unibail-Rodamco SE, REIT	1,984	577,364
Vallourec SA	2,925	131,116
Vinci SA	8,324	622,292
		8,911,282
Germany: 8.8%
adidas AG	3,664	370,490
Allianz SE	7,812	1,303,931
BASF SE	16,514	1,920,966
Bayerische Motoren Werke AG	5,873	743,696
Deutsche Boerse AG	3,755	291,143
Deutsche Lufthansa AG	5,874	126,097
Deutsche Post AG	16,548	597,299
GEA Group AG	5,448	257,550
HeidelbergCement AG	3,193	272,069
Henkel AG & Co. KGaA	2,513	252,722
Hochtief AG	1,868	161,672
K+S AG	5,391	177,032
Linde AG	3,202	680,412
Metro AG (a)	3,038	132,209
Muenchener Rueckversicherungs AG	3,803	842,168
ProSiebenSat.1 Media AG	5,516	245,512
SAP AG	17,656	1,360,478
Suedzucker AG	456	9,208
Volkswagen AG	2,652	694,603
		10,439,257
Hong Kong: 0.9%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(b)(c)	710,000	67,451
CLP Holdings, Ltd.	36,000	294,807
Hong Kong Exchanges and Clearing, Ltd.	24,000	447,100
Li & Fung, Ltd.	146,000	216,632
		1,025,990
Ireland: 0.5%
CRH PLC	12,705	325,468
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Ireland, continued
Kerry Group PLC, Class A	2,869	$215,479
		540,947
Israel: 0.1%
Delek Group, Ltd.	221	91,417
Italy: 1.1%
Assicurazioni Generali SpA	18,053	395,370
Enel Green Power SpA	40,939	115,867
Intesa Sanpaolo SpA	208,490	643,260
Pirelli & C. SpA	7,474	119,807
		1,274,304
Japan: 21.9%
Aisin Seiki Co., Ltd.	4,300	171,166
Asahi Kasei Corp.	27,000	206,699
Astellas Pharma, Inc.	43,000	565,474
Canon, Inc.	21,500	702,663
Central Japan Railway Co.	3,800	542,443
Chugai Pharmaceutical Co., Ltd.	5,800	163,540
Daikin Industries, Ltd.	5,400	340,809
Daiwa House Industry Co., Ltd.	18,000	373,151
Denso Corp.	10,200	487,260
Dentsu, Inc.	6,900	281,001
East Japan Railway Co.	7,700	606,699
Eisai Co., Ltd.	7,200	302,150
Fast Retailing Co., Ltd.	1,100	362,373
Fuji Heavy Industries, Ltd.	12,600	349,382
FUJIFILM Holdings Corp.	1,800	50,239
Fujitsu, Ltd.	46,000	344,671
Hitachi Construction Machinery Co., Ltd.	8,800	175,650
Honda Motor Co., Ltd.	30,700	1,071,268
Inpex Corp.	22,500	342,274
JFE Holdings, Inc.	12,800	264,758
Kajima Corp.	36,000	159,238
Kao Corp.	12,400	488,359
Kawasaki Heavy Industries, Ltd.	60,000	228,731
KDDI Corp.	10,000	610,135
Keyence Corp.	1,000	437,288
Kobe Steel, Ltd.	79,000	118,813
Komatsu, Ltd.	18,900	438,731
Konica Minolta, Inc.	10,500	103,783
Kubota Corp.	27,000	383,138
Kyocera Corp.	8,000	379,870
Makita Corp.	1,900	117,427
Marubeni Corp.	15,000	109,785

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Japan, continued
Mazda Motor Corp.	54,000	$253,418
Mitsubishi Corp.	31,000	645,247
Mitsubishi Electric Corp.	39,000	481,757
Mitsubishi Motors Corp.	10,600	117,134
Mitsubishi UFJ Lease & Finance Co., Ltd.	33,400	191,993
Mitsui Fudosan Co., Ltd.	17,000	573,737
Mizuho Financial Group, Inc.	418,000	859,200
Murata Manufacturing Co., Ltd.	4,800	450,147
NEC Corp.	38,000	121,277
NGK Spark Plug Co., Ltd.	8,000	225,873
Nikon Corp.	7,400	116,580
Nippon Steel & Sumitomo Metal Corp.	161,000	515,765
Nippon Telegraph & Telephone Corp.	8,200	511,088
Nissan Motor Co., Ltd.	43,100	408,133
Nitto Denko Corp.	2,600	121,788
NKSJ Holdings, Inc.	7,100	191,310
NTT DOCOMO, Inc.	38,400	655,519
Panasonic Corp.	38,400	465,487
Resona Holdings, Inc.	57,000	332,158
Ricoh Co., Ltd.	9,000	107,268
Santen Pharmaceutical Co., Ltd.	4,500	253,508
Sekisui Chemical Co., Ltd.	16,000	185,498
Sekisui House, Ltd.	19,800	271,705
Seven & I Holdings Co., Ltd.	14,000	590,097
Sharp Corp./Japan (a)	37,000	118,796
Shin-Etsu Chemical Co., Ltd.	7,700	468,223
SoftBank Corp.	16,900	1,259,438
Sony Corp.	17,300	289,092
Sumitomo Electric Industries, Ltd.	18,900	266,064
Sumitomo Metal Mining Co., Ltd.	17,000	277,473
Sumitomo Mitsui Financial Group	23,200	973,400
Suzuken Co., Ltd.	3,900	145,279
Suzuki Motor Corp.	8,500	266,658
T&D Holdings, Inc.	8,600	116,973
Takeda Pharmaceutical Co., Ltd.	15,400	714,756
Toho Gas Co., Ltd.	24,000	131,816
Tokyo Electron, Ltd.	3,900	265,802
Tokyo Gas Co., Ltd.	78,000	455,622
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Japan, continued
Toray Industries, Inc.	41,000	$269,781
		25,943,828
Luxembourg: 0.4%
SES SA	8,264	313,450
Tenaris SA	8,065	190,029
		503,479
Netherlands: 4.9%
Aegon NV	41,271	360,026
Akzo Nobel NV	5,648	423,483
ASML Holding NV	6,631	618,416
CNH Industrial NV (a)	19,057	195,542
Gemalto NV	1,119	116,158
ING Groep NV (a)	66,102	927,575
Koninklijke Ahold NV	17,075	320,175
Koninklijke DSM NV	4,590	334,025
Koninklijke KPN NV (a)	68,224	248,749
Koninklijke Philips NV	16,864	535,235
Unilever NV	31,824	1,393,034
Wolters Kluwer NV	11,577	342,927
		5,815,345
New Zealand: 0.2%
Auckland International Airport, Ltd.	59,347	202,630
Norway: 1.2%
DNB ASA	23,633	431,805
Statoil ASA	24,618	756,729
Telenor ASA	7,422	168,987
		1,357,521
Portugal: 0.3%
EDP - Energias de Portugal SA	40,582	203,625
Galp Energia SGPS SA	6,300	115,477
		319,102
Singapore: 1.0%
City Developments, Ltd.	26,000	213,601
Keppel Land, Ltd.	71,000	192,589
Singapore Press Holdings, Ltd.	239,000	799,210
		1,205,400
Spain: 3.4%
Amadeus IT Holding SA, Class A	8,105	334,115
Banco Bilbao Vizcaya Argentaria SA	99,637	1,269,915
CaixaBank SA	32,212	198,718

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Spain, continued
Distribuidora Internacional Alimentacion S	20,003	$184,112
Ferrovial SA	10,390	231,499
Iberdrola SA	88,249	675,064
Inditex SA	4,496	691,956
Repsol SA	17,844	470,487
		4,055,866
Sweden: 4.4%
Assa Abloy AB, Class B	7,104	361,351
Atlas Copco AB, Class A	14,328	413,666
Atlas Copco AB, Class B	9,327	248,895
Hennes & Mauritz AB, Class B	19,493	851,061
Nordea Bank AB	59,273	835,627
Sandvik AB	20,610	281,474
Skandinaviska Enskilda Banken AB, Class A	30,868	412,018
Skanska AB, Class B	11,344	258,964
Svenska Cellulosa AB SCA, Class B	13,630	354,978
Swedbank AB, Class A	16,658	441,222
TeliaSonera AB	50,157	366,245
Volvo AB, Class B	26,412	363,604
		5,189,105
Switzerland: 9.3%
Actelion, Ltd. (a)	2,815	356,294
Geberit AG	858	300,981
Givaudan SA (a)	215	358,174
Holcim, Ltd. (a)	4,567	401,153
Lindt & Spruengli AG	46	234,150
Lonza Group AG (a)	1,084	117,883
Novartis AG	39,598	3,585,930
Roche Holding AG	12,438	3,705,986
SGS SA	160	382,868
Sika AG	48	196,109
STMicroelectronics NV	16,231	145,414
Swiss Re AG (a)	6,416	570,492
Zurich Insurance Group AG (a)	2,004	603,577
		10,959,011
United Kingdom: 20.3%
Associated British Foods PLC	8,458	441,106
Aviva PLC	56,960	496,963
BG Group PLC	56,893	1,200,519
BT Group PLC	137,907	906,195
Bunzl PLC	9,719	269,814
Capita PLC	17,964	351,938
Centrica PLC	90,840	485,415
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
United Kingdom, continued
GKN PLC	41,756	$259,220
GlaxoSmithKline PLC	81,424	2,167,929
HSBC Holdings PLC	328,255	3,330,171
InterContinental Hotels Group	6,160	254,847
ITV PLC	40,296	122,800
Johnson Matthey PLC	4,930	261,415
Kingfisher PLC	52,901	324,754
Land Securities Group PLC, REIT	18,879	334,526
Legal & General Group PLC	89,702	345,576
Marks & Spencer Group PLC	35,069	255,103
Meggitt PLC	26,964	233,456
National Grid PLC	69,082	994,560
Next PLC	3,887	430,303
Old Mutual PLC	97,114	328,193
Pearson PLC	20,844	411,660
Prudential PLC	46,427	1,063,710
Reckitt Benckiser Group PLC	12,350	1,076,860
Reed Elsevier PLC	29,711	477,453
RSA Insurance Group PLC	31,366	254,873
Smiths Group PLC	12,574	278,637
SSE PLC	17,256	462,272
Standard Chartered PLC	44,920	918,168
Standard Life PLC	50,907	325,677
Tesco PLC	161,713	785,955
Tullow Oil PLC	21,516	313,891
Unilever PLC	24,961	1,131,469
United Utilities Group PLC	7,903	119,257
Vodafone Group PLC	471,967	1,577,445
Whitbread PLC	3,896	293,916
Wolseley PLC	5,200	284,861
WPP PLC	23,581	513,874
		24,084,781
TOTAL COMMON STOCKS (Cost $105,590,378)		116,267,543
PREFERRED STOCK: 0.3%
Henkel AG & Co. KGaA	3,155	364,505
(Cost $334,934)
EXCHANGE TRADED FUNDS: 0.4%
iShares MSCI EAFE ETF	6,813	465,805
(Cost $474,989)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
RIGHTS: 0.0%
Spain: 0.0%
Repsol SA, Expires 07/07/2014 (a)	17,844	$12,144
(Cost $11,798)
TIME DEPOSIT: 0.3%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	$327,000	327,000
(Cost $327,000)
TOTAL INVESTMENTS: 99.5% (Cost $106,739,099)		117,436,997
OTHER ASSETS AND LIABILITIES— (Net): 0.5%		583,474
NET ASSETS: 100.0%		$118,020,471

(a)  Non-income producing security.

(b)  Fair Valued security.

(c)  Illiquid security.

REIT  Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR
Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$15,176,641	12.9%
Consumer Staples	11,044,716	9.4%
Energy	4,593,512	3.9%
Financials	31,342,643	26.6%
Health Care	14,087,655	11.9%
Industrials	14,133,929	12.0%
Information Technology	5,821,972	4.9%
Materials	9,824,370	8.3%
Telecommunication Services	6,303,801	5.3%
Utilities	3,938,304	3.3%
Preferred Stock	364,505	0.3%
Exchange Traded Funds	465,805	0.4%
Rights	12,144	0.0%
Time Deposit	327,000	0.3%
Other assets and liabilities - (Net)	583,474	0.5%
Total	$118,020,471	100.0%

Pax Ellevate Global Women's Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.1%
Consumer Discretionary: 13.2%
Accor SA	502	$26,092
Best Buy Co., Inc.	814	25,242
Burberry Group PLC	6,582	167,058
Cablevision Systems Corp., Class A	619	10,925
Electrolux AB, Class B	9,042	228,190
Eutelsat Communications SA	461	16,020
Foschini Group, Ltd./The	531	5,571
Fossil Group, Inc. (a)	153	15,992
Gap Inc., The	770	32,009
Hennes & Mauritz AB, Class B	11,397	497,591
Home Depot, Inc., The	4,402	356,386
Husqvarna AB, Class B	1,314	10,212
InterContinental Hotels Group	826	34,173
JCDecaux SA	218	8,142
Kering	2,343	513,986
Kingfisher PLC	7,923	48,638
Kohl's Corp.	661	34,821
Lagardere SCA	372	12,120
Lojas Renner SA	400	12,817
Lululemon Athletica, Inc. (a)	5,996	242,718
Macy's, Inc.	8,346	484,235
Marks & Spencer Group PLC	5,141	37,397
Mattel, Inc.	1,060	41,308
McDonald's Corp.	3,107	312,999
MGM China Holdings, Ltd.	3,600	12,508
Michelin	573	68,417
Netflix, Inc. (a)	158	69,615
Next PLC	503	55,684
NIKE, Inc., Class B	2,273	176,271
Nordstrom, Inc.	485	32,946
Omnicom Group, Inc.	813	57,902
Oriental Land Co., Ltd./Japan	200	34,277
PetSmart, Inc.	298	17,820
Publicis Groupe SA	5,612	475,653
Reed Elsevier NV	2,134	49,004
Renault SA	610	55,141
Sanrio Co., Ltd.	200	5,812
Scripps Networks Interactive, Class A	7,517	609,928
Sharp Corp./Japan (a)	5,000	16,054
Sodexo	3,541	381,009
Sony Corp.	3,300	55,145
Staples, Inc.	2,053	22,255

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Swatch Group AG/The (Bearer Shs)	97	$58,488
Swatch Group AG/The (Reg Shs)	137	15,199
Tabcorp Holdings, Ltd.	2,235	7,079
Telenet Group Holding NV (a)	167	9,518
Tiffany & Co.	398	39,900
Tim Hortons, Inc.	500	27,351
TJX Cos., Inc.	2,218	117,887
Tractor Supply Co.	439	26,516
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,469	317,101
UMW Holdings Bhd	1,500	5,104
VF Corp.	1,119	70,497
Walt Disney Co., The	5,258	450,821
Whitbread PLC	548	41,341
Wolters Kluwer NV	941	27,874
Woolworths Holdings, Ltd./South	41,677	306,357
Wyndham Worldwide Corp.	414	31,348
Yue Yuen Industrial Holdings, Ltd.	2,500	8,462
		6,930,926
Consumer Staples: 14.8%
Avon Products, Inc.	9,515	139,014
Beiersdorf AG	324	31,313
Campbell Soup Co.	639	29,273
Carlsberg A/S, Class B	333	35,865
Carrefour SA	1,960	72,273
Clorox Co., The	399	36,469
Coca-Cola Amatil, Ltd.	1,807	16,135
Coca-Cola Co., The	12,387	524,713
Coca-Cola Enterprises, Inc.	777	37,125
Colgate-Palmolive Co.	2,906	198,131
Danone SA	1,825	135,704
Delhaize Group SA	335	22,668
Diageo PLC	19,525	621,853
Dr. Pepper Snapple Group, Inc.	619	36,261
Estee Lauder Cos, Inc., Class A	10,849	805,647
General Mills, Inc.	2,001	105,133
Henkel AG & Co. KGaA	406	40,830
J Sainsbury PLC	4,096	22,110
JM Smucker Co., The	317	33,783
Kellogg Co.	818	53,743
Keurig Green Mountain, Inc.	365	45,483
Kimberly-Clark Corp.	1,204	133,909
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
Koninklijke Ahold NV	2,889	$54,172
Kraft Foods Group, Inc.	1,861	111,567
Mead Johnson Nutrition Co.	632	58,883
Mondelez International, Inc., Class A	17,182	646,215
Nestle SA	10,259	794,938
Orkla ASA	2,382	21,197
PepsiCo, Inc.	11,063	988,367
Pernod Ricard SA	677	81,322
Procter & Gamble Co., The	11,169	877,772
Remy Cointreau SA	79	7,268
Shiseido Co., Ltd.	1,100	20,063
Svenska Cellulosa AB SCA, Class B	1,823	47,478
Tate & Lyle PLC	1,464	17,129
Tesco PLC	26,072	126,715
Tiger Brands, Ltd.	441	12,718
Unilever NV	5,016	219,566
Unilever PLC	3,966	179,777
Wesfarmers, Ltd.	3,726	147,033
Whole Foods Market, Inc.	1,058	40,871
Woolworths, Ltd.	4,072	135,217
		7,765,703
Energy: 1.8%
Aker Solutions ASA	481	8,348
ConocoPhillips	3,463	296,883
Core Laboratories NV	142	23,723
Delek Group, Ltd.	15	6,205
Encana Corp.	2,200	52,121
Energen Corp.	218	19,376
Grupa Lotos SA (a)	179	2,182
Lundin Petroleum AB (a)	695	14,048
Marathon Oil Corp.	2,071	82,674
Neste Oil OYJ	405	7,903
Noble Corp PLC	754	25,304
Petronas Dagangan BHD	800	5,994
Phillips 66	1,791	144,050
Polskie Gornictwo Naftowe i Gazownictwo SA	4,578	7,909
Statoil ASA	3,411	104,850
Technip SA	320	34,964
TransCanada Corp.	2,200	105,005
		941,539
Financials: 22.8%
3i Group PLC	3,141	21,587
Aberdeen Asset Management PLC	2,977	23,104
Alior Bank SA (a)	119	3,251

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Allianz SE	1,443	$240,857
Allstate Corp., The	1,396	81,973
American Tower Corp., REIT	1,250	112,475
AMP, Ltd.	9,071	45,345
Aon PLC	892	80,360
Assicurazioni Generali SpA	3,710	81,251
Australia & New Zealand Banking Group, Ltd	8,415	264,605
AXA SA	5,696	136,096
Banca Monte dei Paschi di Siena SpA (a)	10,090	19,550
Banco Santander SA	36,169	377,939
Bank Hapoalim BM	3,273	18,905
Bank Leumi Le-Israel BM (a)	3,928	15,310
Bank of Montreal	2,000	147,285
Bank of Nova Scotia	3,700	246,678
Bank of the Philippine Islands	2,100	4,378
Bank Pekao SA	376	21,536
Barclays Africa Group, Ltd.	927	14,077
BDO Unibank, Inc.	3,980	8,522
Bendigo & Adelaide Bank, Ltd.	13,031	149,920
BNP Paribas SA	3,077	209,109
Canadian Imperial Bank of Commerce	1,300	118,298
CFS Retail Property Trust Group, REIT	6,140	11,807
Chubb Corp., The	778	71,708
CNP Assurances	544	11,291
Comerica, Inc.	544	27,287
Commonwealth Bank of Australia	5,031	383,705
DBS Group Holdings, Ltd.	6,000	80,698
Deutsche Bank AG	4,326	152,037
Deutsche Boerse AG	605	46,908
Dexus Property Group, REIT	16,070	16,819
Digital Realty Trust, Inc., REIT	398	23,211
Direct Line Insurance Group PLC	3,332	15,377
DNB ASA	24,446	446,660
Duke Realty Corp., REIT	1,020	18,523
Eaton Vance Corp.	380	14,360
Eurazeo SA	104	8,654
Federal Realty Investment Trust, REIT	204	24,668
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
First Capital Realty, Inc.	300	$5,235
Gjensidige Forsikring ASA	5,404	96,911
GPT Group, The, REIT	5,010	18,144
Haci Omer Sabanci Holding AS	2,431	11,355
Hang Seng Bank, Ltd.	26,700	437,030
Hartford Financial Services Group	1,277	45,729
HCP, Inc., REIT	1,469	60,787
Host Hotels & Resorts, Inc., REIT	2,355	51,834
Hysan Development Co, Ltd.	3,000	14,090
ICADE, REIT	111	11,898
ING Groep NV (a)	11,823	165,906
Insurance Australia Group, Ltd.	7,252	39,944
Intact Financial Corp	11,400	786,104
Investment AB Kinnevik, Class B	679	28,931
Investor AB, Class B	1,453	54,446
Keppel Land, Ltd.	3,000	8,138
KeyCorp.	40,173	575,679
Klepierre, REIT	308	15,694
Lend Lease Group	1,692	20,917
Liberty Property Trust, REIT (a)	471	17,865
Macquarie Group, Ltd.	899	50,572
Manulife Financial Corp.	5,500	109,325
MetLife, Inc.	2,769	153,846
Mirvac Group, REIT	56,520	95,113
Mizrahi Tefahot Bank, Ltd.	406	5,249
National Bank of Canada	1,100	46,658
Nedbank Group, Ltd.	555	11,964
Nordea Bank AB	9,610	135,481
People's United Financial, Inc.	958	14,533
Principal Financial Group, Inc.	15,320	773,354
Prudential Financial, Inc.	1,332	118,242
QBE Insurance Group, Ltd.	3,953	40,488
Realogy Holdings Corp. (a)	473	17,837
Regions Financial Corp.	4,076	43,287
Resona Holdings, Inc.	6,800	39,626
Royal Bank of Canada	4,500	321,691
Sampo OYJ, Class A	1,390	70,268
Sanlam, Ltd.	4,872	28,287
SEI Investments Co.	457	14,976

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Skandinaviska Enskilda Banken AB, Class A	4,729	$63,121
Societe Generale SA	2,283	119,727
Sun Life Financial, Inc.	1,900	69,836
Suncorp Group, Ltd.	3,977	50,786
Svenska Handelsbanken AB, Class A	1,593	77,897
Swedbank AB, Class A	15,728	416,589
Toronto-Dominion Bank, The	19,800	1,019,271
Travelers Cos., Inc., The	1,114	104,794
Tryg A/S	77	7,780
UDR, Inc., REIT	782	22,389
UniCredit SpA	13,283	111,064
Unione di Banche Italiane SCpA	2,586	22,346
US Bancorp	5,570	241,292
Ventas, Inc., REIT	977	62,626
Wendel SA	104	14,900
Westpac Banking Corp.	9,740	311,545
Weyerhaeuser Co., REIT	22,322	738,635
Willis Group Holdings PLC	512	22,170
Zurich Insurance Group AG (a)	474	142,762
		11,973,088
Health Care: 8.8%
Aetna, Inc.	10,839	878,825
AmerisourceBergen Corp.	732	53,187
AstraZeneca PLC	3,796	282,413
Becton Dickinson & Co.	605	71,572
Biogen Idec, Inc. (a)	772	243,419
Boston Scientific Corp. (a)	4,240	54,145
Bristol-Myers Squibb Co.	5,380	260,984
Cardinal Health, Inc.	1,103	75,622
Catamaran Corp (a)	700	30,911
Celesio AG (a)	143	5,085
CSL, Ltd.	1,582	99,307
Elekta AB, Class B	1,115	14,162
Eli Lilly & Co.	3,194	198,571
Essilor International SA	621	65,811
Gilead Sciences, Inc. (a)	4,865	403,357
GlaxoSmithKline PLC	15,119	402,546
Hologic, Inc. (a)	825	20,914
McKesson Corp.	737	137,237
Medtronic, Inc.	3,082	196,508
Netcare, Ltd.	2,734	7,377
Patterson Cos., Inc.	264	10,431
Perrigo Co. PLC	407	59,324
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Sanofi	3,701	$393,377
Shire PLC	1,705	133,745
Smith & Nephew PLC	2,693	47,661
St. Jude Medical, Inc.	886	61,356
Taisho Pharmaceutical Holdings	100	7,295
Terumo Corp.	1,000	22,403
UCB SA	334	28,257
UnitedHealth Group, Inc.	3,197	261,355
Vertex Pharmaceuticals, Inc. (a)	800	75,744
Waters Corp. (a)	253	26,423
		4,629,324
Industrials: 9.2%
Aeroports de Paris	92	12,129
Alfa Laval AB	1,005	25,879
Atlas Copco AB, Class A	2,120	61,207
Atlas Copco AB, Class B	1,249	33,330
Auckland International Airport, Ltd.	2,820	9,628
Bouygues SA	618	25,715
Bureau Veritas SA	746	20,719
Canadian Pacific Railway, Ltd.	600	108,698
Capita PLC	1,967	38,536
CH Robinson Worldwide, Inc.	455	29,024
Cie de St-Gobain	1,293	72,954
Cummins, Inc.	546	84,242
Deutsche Lufthansa AG	12,796	274,692
Deutsche Post AG	2,947	106,372
DSV A/S	579	18,880
Dun & Bradstreet Corp., The	117	12,893
easyJet PLC	518	12,097
Experian PLC	3,191	53,912
FedEx Corp.	965	146,082
Fraport AG Frankfurt Airport Svc Worldwide	124	8,749
General Electric Co.	31,445	826,375
Groupe Eurotunnel SA	1,728	23,378
Hertz Global Holdings, Inc. (a)	1,530	42,886
Honeywell International, Inc.	2,297	213,506
Japan Airlines Co., Ltd.	200	11,058
Kone OYJ, Class B	950	39,611
Koninklijke Philips NV	3,091	98,103
Legrand SA	847	51,871
Lockheed Martin Corp.	6,243	1,003,437
Manpowergroup, Inc.	241	20,449

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Masco Corp.	1,093	$24,265
Metso OYJ	408	15,446
MISC Bhd	3,200	6,478
Mitsubishi Corp.	4,400	91,583
MTR Corp. Ltd.	4,500	17,359
Nippon Yusen KK	6,000	17,307
Pall Corp.	349	29,801
Qantas Airways, Ltd. (a)	3,198	3,804
Randstad Holding NV	408	22,117
Siemens AG	2,449	323,352
SKF AB, Class B	1,226	31,260
Societe BIC SA	90	12,315
Southwest Airlines Co.	540	14,504
Thales SA	278	16,809
TNT Express NV	1,377	12,458
Transurban Group	5,177	36,076
United Parcel Service, Inc., Class B	2,282	234,270
United Technologies Corp.	2,699	311,600
Vallourec SA	396	17,751
Vinci SA	1,471	109,970
Wartsila OYJ Abp	554	27,457
		4,862,394
Information Technology: 14.8%
Accenture PLC, Class A	1,957	158,204
Akamai Technologies, Inc. (a)	530	32,362
ASML Holding NV	1,053	98,204
Atos SE	228	18,990
Autodesk, Inc. (a)	674	38,000
Cap Gemini SA	449	32,042
Cisco Systems, Inc.	16,749	416,213
Computershare, Ltd.	1,417	16,678
Dassault Systemes SA	195	25,073
Ericsson, Class B	46,700	564,171
Facebook, Inc., Class A (a)	5,655	380,525
Google, Inc., Class A	1,129	660,092
Google, Inc., Class C (a)	760	437,213
Hewlett-Packard Co.	5,750	193,660
Hexagon AB, Class B	735	23,681
IBM	3,253	589,671
Intel Corp.	14,718	454,786
Intuit, Inc.	849	68,370
MasterCard, Inc., Class A	3,313	243,406
Microsoft Corp.	24,283	1,012,601
Nokia OYJ (a)	11,832	89,530
Open Text Corp.	500	23,991
Oracle Corp.	11,285	457,381
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
QUALCOMM, Inc.	5,353	$423,958
Texas Instruments, Inc.	3,322	158,758
Visa, Inc., Class A	1,607	338,611
Western Union Co., The	1,712	29,686
Xerox Corp	58,194	723,933
Yahoo!, Inc. (a)	3,024	106,233
		7,816,023
Materials: 2.1%
Air Liquide SA	1,060	143,237
Albemarle Corp.	248	17,732
Amcor, Ltd.	3,797	37,346
Boliden AB	857	12,433
Boral, Ltd.	2,310	11,428
Ecolab, Inc.	857	95,418
EI du Pont de Nemours & Co.	2,953	193,244
EMS-Chemie Holding AG	26	10,375
Fletcher Building, Ltd.	2,037	15,703
Gold Fields, Ltd.	2,096	7,751
International Flavors & Fragrances, Inc.	251	26,174
International Paper Co.	1,287	64,955
Kumba Iron Ore, Ltd.	222	7,103
Lafarge SA	569	49,480
Norsk Hydro ASA	4,156	22,254
Novozymes A/S, Class B	705	35,360
Orica, Ltd.	1,217	22,352
Potash Corp. of Saskatchewan, Inc.	2,600	98,878
Rexam PLC	2,466	22,571
Stora Enso OYJ	1,759	17,101
Syngenta AG	301	111,204
Umicore SA	367	17,077
UPM-Kymmene OYJ	1,657	28,304
Yara International ASA	528	26,452
		1,093,932
Telecommunication Services: 5.4%
Advanced Info Service PLC	3,000	21,399
AT&T, Inc.	16,633	588,143
Belgacom SA	469	15,569
Bell Aliant, Inc.	300	7,841
BT Group PLC	25,279	166,110
Deutsche Telekom AG	24,440	428,654
Elisa OYJ	436	13,337
Frontier Communications Corp.	35,752	208,792
Orange SA	5,845	92,481

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Telecommunication Services, continued
Rogers Communications, Inc., Class B	1,200	$48,290
Singapore Telecommunications, Ltd.	26,000	80,358
Tele2 AB, Class B	989	11,639
Telecom Corp. of New Zealand, Ltd.	5,400	12,671
Telefonica Deutschland Holding AG (a)	3,551	29,354
Telekom Malaysia Bhd	3,000	5,933
Telenor ASA	2,179	49,612
TeliaSonera AB	32,482	237,183
Telstra Corp., Ltd.	13,871	68,145
Verizon Communications, Inc.	13,086	640,298
Vivendi SA (a)	3,775	92,380
Vodacom Group, Ltd.	1,066	13,176
		2,831,365
Utilities: 5.2%
AGL Energy, Ltd.	1,751	25,577
Alliant Energy Corp.	346	21,058
American Electric Power Co., Inc.	1,535	85,607
ATCO Ltd., Class I	300	14,541
Canadian Utilities, Ltd., Class A	19,000	712,244
Centrica PLC	16,317	87,192
Cheung Kong Infrastructure Holdings, Ltd.	2,000	13,868
Cia de Saneamento Basico do Estado de Sao	1,000	10,659
Contact Energy, Ltd.	1,086	5,044
Duke Energy Corp.	2,213	164,182
Electricite de France SA	735	23,144
Enea SA	616	3,204
Enel Green Power SpA	5,281	14,946
Fortum OYJ	27,605	741,249
GDF Suez	4,136	113,953
Integrys Energy Group, Inc.	247	17,569
National Grid PLC	12,194	175,555
NiSource, Inc.	971	38,199
Pepco Holdings, Inc.	790	21,709
Pinnacle West Capital Corp.	350	20,244
Public Service Enterprise Group, Inc.	1,605	65,468
Red Electrica Corp. SA	328	29,983
Sempra Energy	717	75,077
Snam SpA	6,109	36,794
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities, continued
SSE PLC	2,968	$79,510
Suez Environnement Co.	868	16,605
Tenaga Nasional Bhd	8,100	30,772
TransAlta Corp.	900	11,032
United Utilities Group PLC	2,059	31,071
Xcel Energy, Inc.	1,558	50,214
		2,736,270
TOTAL COMMON STOCKS (Cost $48,313,040)		51,580,564
PREFERRED STOCKS: 0.1%
Henkel AG & Co. KGaA	565	65,276
TOTAL PREFERRED STOCKS (Cost $65,499)		65,276
EXCHANGE TRADED FUNDS: 1.2%
Vanguard Total World Stock ETF	10,000	622,300
(Cost $620,349)
TIME DEPOSIT: 1.4%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/14	$750,000	750,000
(Cost $750,000)
TOTAL INVESTMENTS: 100.8% (Cost $49,748,888)		53,018,140
OTHER ASSETS AND LIABILITIES— (Net): -0.8%		(401,391)
NET ASSETS: 100.0%		$52,616,749

(a)  Non-income producing security.

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women's Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$2,125,886	4.0%
Belgium	93,089	0.2%
Brazil	23,476	0.0%
Canada	4,111,285	7.8%
Denmark	97,885	0.2%
Finland	1,050,206	2.0%
France	3,845,664	7.3%
Germany	1,753,479	3.3%
Hong Kong	503,317	1.0%
Ireland	217,528	0.4%
Israel	45,669	0.1%
Italy	285,951	0.6%
Japan	320,623	0.6%
Malaysia	54,281	0.1%
Netherlands	771,127	1.5%
New Zealand	43,046	0.1%
Norway	776,284	1.5%
Philippines	12,900	0.0%
Poland	38,082	0.1%
Singapore	169,194	0.3%
South Africa	414,381	0.8%
Spain	407,922	0.8%
Sweden	2,588,928	4.9%
Switzerland	1,132,966	2.2%
Thailand	21,399	0.0%
Turkey	11,355	0.0%
United Kingdom	3,072,695	5.8%
United States	27,657,222	52.6%
ETF	622,300	1.2%
Time Deposit	750,000	1.4%
Other assets and liabilities - (Net)	(401,391)	-0.8%
Total	$52,616,749	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2014

Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Assets
Investments, at cost—note A	$1,682,404,442	$125,827,156	$140,486,067	$737,407,927
Investments in unaffiliated issuers, at value	$1,976,555,194	$186,632,788	$146,085,914	$760,912,151
Investments in affiliated issuers, at value	19,575,208	—	—	—
Total investments, at value—Note A1	1,996,130,402	186,632,788	146,085,914	760,912,151
Cash	11,685	840	871	2,510,829
Foreign currency at value (cost $1,667; $452,624 and $13,258, respectively)	1,693	—	—	—
Cash deposits for securities sold short	—	—	—	2,984,000
Prepaid expenses	92,502	12,413	13,505	68,519
Receivables:
Capital stock sold	626,985	286,981	335,090	1,047,811
Dividends and interest—Note A	4,603,370	103,734	134,456	11,485,026
Investment securities sold	24,297,484	916,956	66,842	267,405
Other	13,501	31,659	2,767	15,520
Total Assets	2,025,777,622	187,985,371	146,639,445	779,291,261
Liabilities
Collateral on securities loaned, at value	7,033,718	4,967,563	7,586,765	30,177,358
Payables:
Capital stock reacquired	1,918,107	74,836	101,158	1,466,208
Securities sold short (proceeds $2,701,019)	—	—	—	2,941,260
Investment securities purchased	12,764,309	713,035	10,517,947	20,626,900
Dividend payable—Note A	—	—	—	518,766
Payable to foreign banks (cost $33,934)	—	—	—	—
Accrued expenses:
Investment advisory fees—Note B	821,831	111,328	71,558	297,799
Distribution expense	377,736	31,339	18,544	97,928
Compliance expense	61	—	—	—
Transfer agent fees	338,236	51,628	7,573	93,754
Printing and other shareholder communication fees	17,030	—	—	1,622
Custodian fees	29,544	4,151	1,371	—
Legal and audit fees	41,416	26,768	12,510	30,600
Other accrued expenses	15,621	4,281	—	950
Total Liabilities	23,357,609	5,984,929	18,317,426	56,253,145
Net Assets	$2,002,420,013	$182,000,442	$128,322,019	$723,038,116

1Investments at market value include securities loaned. At June 30, 2014, the Balanced Fund, Growth Fund, Small Cap Fund and High Yield Bond Fund had a total market value of securities on loan of $240,099,318; $33,340,489; $7,470,660 and $42,771,379, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

	Global Environmental Markets Fund	Intl ESG Index Fund	Global Women's Index Fund
Assets
Investments, at cost—note A	$149,416,755	$106,739,099	$49,748,888
Investments in unaffiliated issuers, at value	$183,340,057	$117,436,997	$53,018,140
Investments in affiliated issuers, at value	—	—	—
Total investments, at value—Note A1	183,340,057	117,436,997	53,018,140
Cash	3,395,655	1,368	909
Foreign currency at value (cost $1,667; $452,624 and $13,258, respectively)	454,165	13,272	—
Cash deposits for securities sold short	—	—	—
Prepaid expenses	16,751	—	2,476
Receivables:
Capital stock sold	1,719,885	446,955	261,719
Dividends and interest—Note A	334,188	471,791	110,584
Investment securities sold	163,219	2,448,465	—
Other	47,277	135,609	24,758
Total Assets	189,471,197	120,954,457	53,418,586
Liabilities
Collateral on securities loaned, at value	—	—	—
Payables:
Capital stock reacquired	90,439	24,351	97,607
Securities sold short (proceeds $2,701,019)	—	—	—
Investment securities purchased	—	2,849,476	620,349
Dividend payable—Note A	—	—	—
Payable to foreign banks (cost $33,934)	—	—	34,121
Accrued expenses:
Investment advisory fees—Note B	135,753	53,026	35,133
Distribution expense	24,279	7,133	14,627
Compliance expense	—	—	—
Transfer agent fees	20,229	—	—
Printing and other shareholder communication fees	—	—	—
Custodian fees	3,472	—	—
Legal and audit fees	13,885	—	—
Other accrued expenses	4,987	—	—
Total Liabilities	293,044	2,933,986	801,837
Net Assets	$189,178,153	$118,020,471	$52,616,749

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Net Assets Represented By
Paid in Capital	$1,601,015,814	$116,154,502	$118,092,877	$697,757,610
Undistributed (distributions in excess of) net investment income	828,564	(7,155)	33,667	609,314
Accumulated net realized gain (loss)	86,840,909	5,046,667	4,595,628	1,404,252
Net unrealized appreciation (depreciation) of:
Investments	313,725,960	60,805,632	5,599,847	23,263,984
Foreign currency translations	8,766	796	—	2,956
Net Assets	$2,002,420,013	$182,000,442	$128,322,019	$723,038,116
Individual Investor Class
Net assets	$1,766,110,398	$148,671,356	$81,404,068	$482,085,096
Capital Shares Outstanding	70,312,098	8,384,393	5,727,531	62,642,021
Net asset value per share	$25.12	$17.73	$14.21	$7.70
Class A
Net assets		$1,158,743	$13,515,748	$2,317,514
Capital Shares Outstanding		65,430	952,679	300,955
Net asset value per share		$17.71	$14.19	$7.70
Institutional Class
Net assets	$231,223,564	$31,320,761	$32,589,798	$237,662,751
Capital Shares Outstanding	9,108,669	1,729,111	2,280,592	30,993,357
Net asset value per share	$25.39	$18.11	$14.29	$7.67
Class R
Net assets	$5,086,051	$849,582	$812,405	$972,755
Capital Shares Outstanding	201,324	48,046	57,589	126,407
Net asset value per share	$25.26	$17.68	$14.11	$7.70

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

	Global Environmental Markets Fund	Intl ESG Index Fund	Global Women's Index Fund
Net Assets Represented By
Paid in Capital	$155,232,692	$107,434,551	$42,678,984
Undistributed (distributions in excess of) net investment income	(1,230,234)	82,426	28,395
Accumulated net realized gain (loss)	1,248,318	(199,766)	6,638,904
Net unrealized appreciation (depreciation) of:
Investments	33,923,302	10,697,898	3,269,252
Foreign currency translations	4,075	5,362	1,214
Net Assets	$189,178,153	$118,020,471	$52,616,749
Individual Investor Class
Net assets	$105,477,703	$33,177,419	$48,507,834
Capital Shares Outstanding	8,085,993	3,641,476	2,141,044
Net asset value per share	$13.04	$9.11	$22.66
Class A
Net assets	$6,972,081
Capital Shares Outstanding	535,298
Net asset value per share	$13.02
Institutional Class
Net assets	$74,104,841	$84,448,362	$4,108,915
Capital Shares Outstanding	5,652,529	9,433,287	180,647
Net asset value per share	$13.11	$8.95	$22.75
Class R
Net assets	$2,623,528	$394,690
Capital Shares Outstanding	202,548	43,621
Net asset value per share	$12.95	$9.05

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2014

Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $134,188; $20,898; $1,310; $0; $112,324; $194,875; and $61,097; respectively)	$10,177,216	$2,137,372	$1,096,821	$475,129
Dividends from affiliate—Note C	562,120	—	—	—
Interest	6,673,467	209	207	23,214,260
Income from securities lending—Note A	90,747	12,097	17,484	87,076
Total Income	17,503,550	2,149,678	1,114,512	23,776,465
Expenses
Investment advisory fees—Note B	4,932,599	646,844	325,895	1,740,901
Distribution expenses—Individual Investor (Note B)	2,170,467	178,823	81,253	613,280
Distribution expenses—Class A (Note B)	—	295	3,110	390
Distribution expenses—Class R (Note B)	5,687	1,072	851	915
Transfer agent fees—Note A	952,062	120,691	56,148	355,991
Printing and other shareholder communication fees	95,620	23,158	8,301	35,801
Custodian fees	203,285	26,993	18,833	108,112
Legal fees and related expenses	78,417	15,130	11,581	32,163
Trustees' fees and expenses—Note B	81,623	15,166	12,154	33,072
Compliance expense	15,508	6,972	6,221	8,884
Audit fees	41,416	26,768	12,510	30,600
Registration fees	25,747	40,525	44,425	50,632
Other expenses	76,123	7,390	4,893	45,181
Total Expenses	8,678,554	1,109,827	586,175	3,055,922
Less: Advisory fee waiver—Note B	(47,243)	—	—	—
Expenses assumed by Adviser—Note B	—	(47,549)	(70,783)	—
Net expenses	8,631,311	1,062,278	515,392	3,055,922
Net investment income (loss)	8,872,239	1,087,400	599,120	20,720,543
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	86,057,027	5,043,557	4,669,606	5,293,601
Investment in affiliated issuers	57,228	—	—	—
Closed short positions	—	—	—	(146,304)
Option contracts written	692,912	30,554	—	—
Foreign currency transactions	(2,184)	(15)	—	(266,488)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,054,113)	2,472,260	1,190,089	7,463,054
Investment in affiliated issuers	(252,578)	—	—	—
Securities sold short	—	—	—	(372,198)
Option contracts written	5,026,388	(30,598)	—	—
Foreign currency translation	4,984	(270)	—	(8,466)
Net realized and unrealized gain (loss) on investments and foreign currency	87,529,664	7,515,488	5,859,695	11,963,199
Net increase (decrease) in net assets resulting from operations	$96,401,903	$8,602,888	$6,458,815	$32,683,742
SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2014

	Global Environmental Markets Fund	Intl ESG Index Fund	Global Women's Index Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $134,188; $20,898; $1,310; $0; $112,324; $194,875; and $61,097; respectively)	$2,200,041	$3,104,181	$1,083,165
Dividends from affiliate—Note C	—	—	—
Interest	—	25	701
Income from securities lending—Note A	—	66	7,167
Total Income	2,200,041	3,104,272	1,091,033
Expenses
Investment advisory fees—Note B	727,244	238,160	177,011
Distribution expenses—Individual Investor (Note B)	129,471	20,864	56,096
Distribution expenses—Class A (Note B)	2,150	—	—
Distribution expenses—Class R (Note B)	3,127	—	—
Transfer agent fees—Note A	86,285	—	37,851
Printing and other shareholder communication fees	11,428	—	14,139
Custodian fees	45,194	—	16,868
Legal fees and related expenses	14,202	—	11,028
Trustees' fees and expenses—Note B	14,721	—	9,500
Compliance expense	6,221	—	5,523
Audit fees	13,885	—	10,656
Registration fees	45,715	—	6,246
Other expenses	6,812	—	2,305
Total Expenses	1,106,455	259,024	347,223
Less: Advisory fee waiver—Note B	—	—	—
Expenses assumed by Adviser—Note B	(43,111)	—	(66,388)
Net expenses	1,063,344	259,024	280,835
Net investment income (loss)	1,136,697	2,845,248	810,198
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	1,684,345	(516,670)	8,799,569
Investment in affiliated issuers	—	—	—
Closed short positions	—	—	—
Option contracts written	—	—	—
Foreign currency transactions	(16,434)	(8,116)	(15,782)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,121,894	4,047,197	(6,865,490)
Investment in affiliated issuers	—	—	—
Securities sold short	—	—	—
Option contracts written	—	—	—
Foreign currency translation	3,195	2,647	417
Net realized and unrealized gain (loss) on investments and foreign currency	4,793,000	3,525,058	1,918,714
Net increase (decrease) in net assets resulting from operations	$5,929,697	$6,370,306	$2,728,912

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$8,872,239	$21,882,816	$1,087,400	$331,064
Net realized gain (loss) on investments and foreign currency transactions	86,804,983	240,793,676	5,074,096	6,953,647
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	724,681	28,378,777	2,441,392	31,859,376
Net increase (decrease) in net assets resulting from operations	96,401,903	291,055,269	8,602,888	39,144,087
Distributions to shareholders from:
Net investment income
Individual Investor Class	(13,485,436)	(13,798,645)	(874,714)	(296,856)
Class A			(213,374)	(74)
Institutional Class	(1,993,647)	(2,171,251)	(3,767)	(80,977)
Class R	(33,031)	(21,021)	(6,794)	(873)
Realized gains
Individual Investor Class	(26,097,274)	(187,226,952)	(741,386)	(2,996,622)
Class A	—	—	(152,000)	(6,055)
Institutional Class	(3,354,016)	(23,364,926)	(4,104)	(590,465)
Class R	(74,044)	(466,151)	(5,401)	(17,208)
Total distributions to shareholders	(45,037,448)	(227,048,946)	(2,001,540)	(3,989,130)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	45,903,937	88,161,890	9,405,310	17,287,138
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	37,979,267	192,727,793	1,562,739	3,189,935
Cost of shares redeemed	(134,455,433)	(254,504,603)	(9,395,296)	(32,810,950)
Net increase (decrease) from Individual Investor Class transactions	(50,572,229)	26,385,080	1,572,753	(12,333,877)
Class A
Proceeds from shares sold			850,211	270,195
Proceeds from reinvestment of distributions			11,684	6,129
Cost of shares redeemed			(24,852)	(10,241)
Net increase from Class A transactions			837,043	266,083
Institutional Class
Proceeds from shares sold	20,626,265	85,541,401	2,765,960	20,501,963
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	5,150,494	24,743,263	304,928	575,359
Cost of shares redeemed	(25,953,549)	(31,828,931)	(1,475,162)	(3,458,419)
Net increase (decrease) from Institutional Class transactions	(176,790)	78,455,733	1,595,726	17,618,903
Class R
Proceeds from shares sold	674,040	2,187,255	163,017	200,620
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	107,075	487,173	7,772	18,081
Cost of shares redeemed	(368,190)	(1,536,259)	(172,713)	(35,128)
Net increase (decrease) from Class R transactions	412,925	1,138,169	(1,924)	183,573
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	(50,336,094)	105,978,982	4,003,598	5,734,682
Net increase (decrease) in net assets	1,028,361	169,985,305	10,604,946	40,889,639
Net assets
Beginning of period	2,001,391,652	1,831,406,347	171,395,496	130,505,857
End of period (1)	$2,002,420,013	$2,001,391,652	$182,000,442	$171,395,496
(1) Includes undistributed net investment income (loss)	$828,564	$7,468,438	$(7,155)	$4,094

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		High Yield Bond Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$599,120	$251,275	$20,720,543	$34,781,513
Net realized gain (loss) on investments and foreign currency transactions	4,669,606	6,198,016	4,880,809	(870,424)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,190,089	3,971,394	7,082,390	3,632,655
Net increase (decrease) in net assets resulting from operations	6,458,815	10,420,685	32,683,742	37,543,744
Distributions to shareholders from:
Net investment income
Individual Investor Class	(335,188)	(270,497)	(14,450,942)	(25,129,492)
Class A	(163,362)	(13,525)	(6,342,932)	(8,714)
Institutional Class	(2,392)	(59,711)	(23,109)	(9,501,589)
Class R	(64,511)	(2,423)	(41,888)	(46,354)
Realized gains
Individual Investor Class	(691,063)	(4,237,883)	—	(394,211)
Class A	(280,147)	(255,764)	—	(6)
Institutional Class	(6,854)	(760,689)	—	(145,021)
Class R	(125,884)	(47,171)	—	(852)
Total distributions to shareholders	(1,669,401)	(5,647,663)	(20,858,871)	(35,226,239)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	42,730,609	28,357,589	103,371,451	292,457,664
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	966,102	4,059,328	12,974,817	20,401,637
Cost of shares redeemed	(11,254,476)	(6,357,076)	(115,029,910)	(188,104,077)
Net increase (decrease) from Individual Investor Class transactions	32,442,235	26,059,841	1,316,358	124,755,224
Class A
Proceeds from shares sold	9,915,652	3,040,665	1,500,884	780,073
Proceeds from reinvestment of distributions	178,936	249,793	33,889	6,866
Cost of shares redeemed	(212,340)	(36,376)	(27,802)	(5,518)
Net increase from Class A transactions	9,882,248	3,254,082	1,506,971	781,421
Institutional Class
Proceeds from shares sold	23,702,430	8,469,402	62,104,546	79,979,108
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	391,034	600,980	4,259,093	5,622,939
Cost of shares redeemed	(1,210,768)	(1,459,819)	(19,725,413)	(34,116,182)
Net increase (decrease) from Institutional Class transactions	22,882,696	7,610,563	46,638,226	51,485,865
Class R
Proceeds from shares sold	202,285	458,746	259,556	302,947
Shares issued in connection with fund reorganizations
Proceeds from reinvestment of distributions	9,246	49,594	23,045	46,564
Cost of shares redeemed	(54,642)	(37,092)	(17,519)	(537,454)
Net increase (decrease) from Class R transactions	156,889	471,248	265,082	(187,943)
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	65,364,068	37,395,734	49,726,637	176,834,567
Net increase (decrease) in net assets	70,153,482	42,168,756	61,551,508	179,152,072
Net assets
Beginning of period	58,168,537	15,999,781	661,486,608	482,334,536
End of period (1)	$128,322,019	$58,168,537	$723,038,116	$661,486,608
(1) Includes undistributed net investment income (loss)	$33,667	$—	$609,314	$747,642

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Environmental Markets Fund		International ESG Index Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$1,136,697	$608,038	$2,845,248	$775,106
Net realized gain (loss) on investments and foreign currency transactions	1,667,911	3,677,916	(524,786)	(110,191)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,125,089	21,781,408	4,049,844	6,139,468
Net increase (decrease) in net assets resulting from operations	5,929,697	26,067,362	6,370,306	6,804,383
Distributions to shareholders from:
Net investment income
Individual Investor Class	(842,445)	(1,358,849)	(348,544)	—
Class A	(656,386)	(22,513)		—
Institutional Class	(18,486)	(575,579)	(2,401,942)	(761,762)
Class R	(55,961)	(31,613)	(4,525)	—
Realized gains
Individual Investor Class	(411,044)	(151,631)	—	—
Class A	(281,970)	(3,283)	—	—
Institutional Class	(10,499)	(64,167)	—	—
Class R	(26,291)	(3,936)	—	—
Total distributions to shareholders	(2,303,082)	(2,211,571)	(2,755,011)	(761,762)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	22,111,750	40,280,687	4,743,491
Shares issued in connection with fund acquisition			30,289,296
Proceeds from reinvestment of distributions	1,183,421	1,410,861	317,756
Cost of shares redeemed	(14,078,889)	(11,505,669)	(3,116,453)
Net increase (decrease) from Individual Investor Class transactions	9,216,282	30,185,879	32,234,090
Class A
Proceeds from shares sold	4,783,150	2,045,180
Proceeds from reinvestment of distributions	73,810	22,677
Cost of shares redeemed	(216,288)	(25,303)
Net increase from Class A transactions	4,640,672	2,042,554
Institutional Class
Proceeds from shares sold	30,625,015	27,894,535	17,024,605	39,344,324
Shares issued in connection with fund acquisition			10,611,480
Proceeds from reinvestment of distributions	797,464	546,480	2,150,889	—
Cost of shares redeemed	(1,581,992)	(1,785,928)	(4,883,624)	—
Net increase (decrease) from Institutional Class transactions	29,840,487	26,655,087	24,903,350	39,344,324
Class R
Proceeds from shares sold	456,345	841,455	12,568
Shares issued in connection with fund acquisition			431,610
Proceeds from reinvestment of distributions	28,985	35,460	4,525
Cost of shares redeemed	(387,878)	(441,278)	(66,565)
Net increase (decrease) from Class R transactions	97,452	435,637	382,138
NAV of shares issued in fund merger			(1,663,332)
Net increase (decrease) from capital share transactions	43,794,893	59,319,157	55,856,246	39,344,324
Net increase (decrease) in net assets	47,421,508	83,174,948	59,471,541	45,386,945
Net assets
Beginning of period	141,756,645	58,581,697	58,548,930	13,161,985
End of period (1)	$189,178,153	$141,756,645	$118,020,471	$58,548,930
(1) Includes undistributed net investment income (loss)	$(1,230,234)	$(793,653)	$82,426	$(7,811)

SEE NOTES TO FINANCIAL STATEMENTS

	Global Women's Index Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$810,198	$482,026
Net realized gain (loss) on investments and foreign currency transactions	8,783,787	731,238
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,865,073)	7,719,618
Net increase (decrease) in net assets resulting from operations	2,728,912	8,932,882
Distributions to shareholders from:
Net investment income
Individual Investor Class	(785,234)	(396,470)
Class A
Institutional Class	(68,125)	(15,235)
Class R
Realized gains
Individual Investor Class	—	—
Class A
Institutional Class	—	—
Class R
Total distributions to shareholders	(853,359)	(411,705)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	6,817,176	8,258,323
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	714,008	358,768
Cost of shares redeemed	(5,271,985)	(6,319,339)
Net increase (decrease) from Individual Investor Class transactions	2,259,199	2,297,752
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	2,132,469	938,589
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	44,447	10,563
Cost of shares redeemed	(70,262)	(675,026)
Net increase (decrease) from Institutional Class transactions	2,106,654	274,126
Class R
Proceeds from shares sold
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	4,365,853	2,571,878
Net increase (decrease) in net assets	6,241,406	11,093,055
Net assets
Beginning of period	46,375,343	35,282,288
End of period (1)	$52,616,749	$46,375,343
(1) Includes undistributed net investment income (loss)	$28,395	$71,556

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	1,865,734	3,482,392	547,154	1,135,392
Shares issued in reinvestment of distributions	1,514,278	7,967,290	88,141	192,787
Shares redeemed	(5,452,843)	(10,088,835)	(547,759)	(2,206,463)
Net increase (decrease) in shares outstanding	(2,072,831)	1,360,847	87,536	(878,284)
Class A
Shares sold			49,242	17,206
Shares issued in reinvestment of distributions			660	366
Shares redeemed			(1,422)	(622)
Net increase in shares outstanding			48,480	16,950
Institutional Class
Shares sold	827,244	3,369,606	157,265	1,380,487
Shares issued in reinvestment of distributions	203,175	1,012,406	16,837	34,207
Shares redeemed	(1,034,924)	(1,235,185)	(84,303)	(222,038)
Net increase (decrease) in shares outstanding	(4,505)	3,146,827	89,799	1,192,656
Class R
Shares sold	27,113	84,061	9,543	13,094
Shares issued in reinvestment of distributions	4,344	20,028	440	1,088
Shares redeemed	(14,788)	(59,383)	(10,027)	(2,388)
Net increase (decrease) in shares outstanding	16,669	44,706	(44)	11,794
	Global Environmental Markets Fund		International ESG Index Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	1,732,305	3,582,082	525,060
Shares issued in connection with fund acquisition			3,426,217
Shares issued in reinvestment of distributions	90,064	118,087	34,567
Shares redeemed	(1,099,026)	(1,034,590)	(344,368)
Net increase (decrease) in shares outstanding	723,343	2,665,579	3,641,476
Class A
Shares sold	375,272	171,557
Shares issued in reinvestment of distributions	5,626	1,827
Shares redeemed	(16,840)	(2,144)
Net increase in shares outstanding	364,058	171,240
Institutional Class
Shares sold	2,380,021	2,370,705	1,346,051	438,027
Shares issued in connection with fund acquisition			1,200,069
Shares issued in reinvestment of distributions	60,368	44,986	235,141	—
Shares redeemed	(122,770)	(153,963)	(546,148)	—
Net increase (decrease) in shares outstanding	2,317,619	2,261,728	2,235,113	438,027
Class R
Shares sold	35,942	72,817	1,408
Shares issued in connection with fund acquisition			49,065
Shares issued in reinvestment of distributions	2,221	2,990	496
Shares redeemed	(30,468)	(38,442)	(7,348)
Net increase (decrease) in shares outstanding	7,695	37,365	43,621

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		High Yield Bond Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	3,107,357	2,100,145	13,562,294	38,752,801
Shares issued in reinvestment of distributions	68,131	304,210	1,695,840	2,705,383
Shares redeemed	(827,446)	(484,576)	(15,060,973)	(24,961,973)
Net increase (decrease) in shares outstanding	2,348,042	1,919,779	197,161	16,496,211
Class A
Shares sold	723,222	216,194	196,322	103,669
Shares issued in reinvestment of distributions	12,637	18,700	4,422	910
Shares redeemed	(15,530)	(2,543)	(3,638)	(730)
Net increase in shares outstanding	720,329	232,351	197,106	103,849
Institutional Class
Shares sold	1,717,555	640,432	8,151,646	10,622,071
Shares issued in reinvestment of distributions	27,422	44,813	558,678	748,404
Shares redeemed	(87,676)	(103,556)	(2,590,563)	(4,539,173)
Net increase (decrease) in shares outstanding	1,657,301	581,689	6,119,761	6,831,302
Class R
Shares sold	14,814	34,798	33,965	39,944
Shares issued in reinvestment of distributions	657	3,744	3,012	6,178
Shares redeemed	(3,972)	(2,986)	(2,286)	(71,610)
Net increase (decrease) in shares outstanding	11,499	35,556	34,691	(25,488)
	Global Women's Index Fund
	(Unaudited) Period Ended 6/30/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	305,801	429,387
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	31,510	19,509
Shares redeemed	(237,750)	(330,967)
Net increase (decrease) in shares outstanding	99,561	117,929
Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding
Institutional Class
Shares sold	94,256	48,309
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	1,954	573
Shares redeemed	(3,132)	(34,406)
Net increase (decrease) in shares outstanding	93,078	14,476
Class R
Shares sold
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$24.47	$0.11	$1.12	$1.23	$0.20	$0.38	$—	$0.58
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87	—	3.08
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—	—	0.37
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[6]	0.32
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$24.73	$0.14	$1.11	$1.25	$0.22	$0.38	$—	$0.60
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87	—	3.14
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—	—	0.43
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[6]	0.37
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36
Class R
Period Ended June 30, 2014 (Unaudited)	$24.62	$0.08	$1.11	$1.19	$0.17	$0.38	$—	$0.55
Year Ended December 31, 2013	23.86	0.22	3.56	3.78	0.15	2.87	—	3.02
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—	—	0.32
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[6]	0.28
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$25.12	5.00%	$1,766,110	0.91%	0.88%	0.91%	23%
Year Ended December 31, 2013	—	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%
Year Ended December 31, 2012	—	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%
Year Ended December 31, 2011	—	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	38%
Year Ended December 31, 2010	—	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	36%
Year Ended December 31, 2009	—	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	43%[5]
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$25.38	5.07%	$231,224	0.66%	1.13%	0.66%	23%
Year Ended December 31, 2013	—	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%
Year Ended December 31, 2012	—	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%
Year Ended December 31, 2011	—	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	38%
Year Ended December 31, 2010	—	22.56	12.16%	110,437	0.71%	1.81%	0.71%	36%
Year Ended December 31, 2009	—	20.47	21.70%	101,791	0.73%	1.94%	0.73%	43%[5]
Class R
Period Ended June 30, 2014 (Unaudited)	$—	$25.26	4.82%	$5,086	1.16%	0.63%	1.16%	23%
Year Ended December 31, 2013	—	24.62	16.09%	4,548	1.16%	0.86%	1.17%	62%
Year Ended December 31, 2012	—	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%
Year Ended December 31, 2011	—	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	38%
Year Ended December 31, 2010	—	22.49	11.58%	2,629	1.21%	1.36%	1.21%	36%
Year Ended December 31, 2009	—	20.42	21.14%	1,799	1.23%	1.30%	1.23%	43%[5]

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Growth Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$17.08	$0.10	$0.75	$0.85	$0.11	$0.09	$—	$0.20
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37	—	0.41
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—	—	0.02
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—
Class A
Period Ended June 30, 2014 (Unaudited)	$17.06	$0.09	$0.76	$0.85	$0.11	$0.09	$—	$0.20
Period Ended December 31, 2013[6]	14.39	—	3.09	3.09	0.05	0.37	—	0.42
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$17.44	$0.13	$0.76	$0.89	$0.13	$0.09	$—	$0.22
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37	—	0.42
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—	—	0.07
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[5]	2.85	2.86	—	—	—	—
Class R
Period Ended June 30, 2014 (Unaudited)	$17.03	$0.09	$0.73	$0.82	$0.08	$0.09	$—	$0.17
Year Ended December 31, 2013	13.48	(0.01)[5]	3.95	3.94	0.02	0.37	—	0.39
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—	—	—
Year Ended December 31, 2011	12.24	(0.02)[5]	(0.27)	(0.29)	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

6  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$17.73	4.94%	$148,671	1.27%	1.22%	1.33%	16%
Year Ended December 31, 2013	—	17.08	29,61%	141,698	1.29%	0.18%	1.35%	27%
Year Ended December 31, 2012	—	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%
Year Ended December 31, 2011	—	11.96	(2.05%)	112,042	1.32%	0.04%	1.47%	20%
Year Ended December 31, 2010	—	12.21	22.22%	111,403	1.41%	(0.28%)	1.57%	25%
Year Ended December 31, 2009	—	9.99	38.94%	94,306	1.45%	(0.08%)	1.78%	39%
Class A
Period Ended June 30, 2014 (Unaudited)	$—	$17.71	4.99%	$1,159	1.27%	1.06%	1.33%	16%
Period Ended December 31, 2013[6]	—	17.06	21.58%	289	1.29%	0.02%	1.35%	27%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$18.11	5.07%	$31,321	1.02%	1.47%	1.08%	16%
Year Ended December 31, 2013	—	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%
Year Ended December 31, 2012	—	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%
Year Ended December 31, 2011	—	12.19	(1.77%)	4,883	1.07%	0.31%	1.22%	20%
Year Ended December 31, 2010	—	12.41	22.51%	3,231	1.16%	(0.04%)	1.32%	25%
Year Ended December 31, 2009	—	10.13	39.34%	2,856	1.20%	0.16%	1.53%	39%
Class R
Period Ended June 30, 2014 (Unaudited)	$—	$17.68	4.82%	$850	1.52%	1.02%	1.58%	16%
Year Ended December 31, 2013	—	17.03	29.30%	819	1.54%	(0.07%)	1.60%	27%
Year Ended December 31, 2012	—	13.48	12.80%	489	1.54%	0.11%	1.69%	21%
Year Ended December 31, 2011	—	11.95	(2.37%)	421	1.57%	(0.13%)	1.72%	20%
Year Ended December 31, 2010	—	12.24	21.91%	53	1.66%	(0.49%)	1.82%	25%
Year Ended December 31, 2009	—	10.04	38.67%	4	1.70%	(0.37%)	2.03%	39%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$13.58	$0.09	$0.75	$0.84	$0.07	$0.14	$—	$0.21
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42	—	1.53
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25	—	0.35
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05
Year Ended December 31, 2010	9.29	0.08	2.68	2.76	0.07	0.93	—	1.00
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—
Class A
Period Ended June 30, 2014 (Unaudited)	$13.56	$0.10	$0.74	$0.84	$0.07	$0.14	$—	$0.21
Period Ended December 31, 2013[5]	11.83	0.13	3.15	3.28	0.13	1.42	—	1.55
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$13.65	$0.12	$0.74	$0.86	$0.08	$0.14	$—	$0.22
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42	—	1.56
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25	—	0.37
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08
Year Ended December 31, 2010	9.31	0.15	2.64	2.79	0.09	0.93	—	1.02
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01
Class R
Period Ended June 30, 2014 (Unaudited)	$13.48	$0.06	$0.76	$0.82	$0.05	$0.14	$—	$0.19
Year Ended December 31, 2013	10.52	0.08	4.39	4.47	0.09	1.42	—	1.51
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25	—	0.33
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01
Year Ended December 31, 2010	9.26	0.16	2.57	2.73	0.07	0.93	—	1.00
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$14.21	6.12%	$81,404	1.24%	1.26%	1.40%	68%
Year Ended December 31, 2013	—	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%
Year Ended December 31, 2012	—	10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%
Year Ended December 31, 2011	—	9.65	(3.50%)	13,290	1.24%	0.40%	2.71%	161%
Year Ended December 31, 2010	—	11.05	30.17%	9,192	1.24%	0.80%	4.47%	179%
Year Ended December 31, 2009	—	9.29	37.02%	3,266	1.24%	(0.41%)	12.09%	201%
Class A
Period Ended June 30, 2014 (Unaudited)	$—	$14.19	6.16%	$13,516	1.24%	1.48%	1.40%	68%
Period Ended December 31, 2013[5]	—	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$14.29	6.26%	$32,590	0.99%	1.71%	1.15%	68%
Year Ended December 31, 2013	—	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%
Year Ended December 31, 2012	—	10.62	13.75%	442	0.99%	1.69%	1.95%	166%
Year Ended December 31, 2011	—	9.69	(3.17%)	627	0.99%	0.67%	2.46%	161%
Year Ended December 31, 2010	—	11.08	30.44%	283	0.99%	1.41%	4.22%	179%
Year Ended December 31, 2009	—	9.31	37.44%	37	0.99%	(0.27%)	11.84%	201%
Class R
Period Ended June 30, 2014 (Unaudited)	$—	$14.11	6.03%	$812	1.49%	0.93%	1.65%	68%
Year Ended December 31, 2013	—	13.48	42.90%	621	1.49%	0.58%	1.91%	162%
Year Ended December 31, 2012	—	10.52	13.24%	111	1.49%	2.12%	2.45%	166%
Year Ended December 31, 2011	—	9.61	(3.74%)	46	1.49%	0.15%	2.96%	161%
Year Ended December 31, 2010	—	10.99	29.94%	15	1.49%	1.62%	4.72%	179%
Year Ended December 31, 2009	—	9.26	36.58%	4	1.49%	(0.62%)	12.34%	201%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$7.57	$0.22	$0.13	$0.35	$0.22	$—	$—	$0.22
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01	—	0.49
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07	—	0.60
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64
Class A
Period Ended June 30, 2014 (Unaudited)	$7.57	$0.22	$0.13	$0.35	$0.22	$—	$—	$0.22
Period Ended December 31, 2013[5]	7.67	0.29	(0.08)	0.21	0.30	0.01	—	0.31
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$7.54	$0.23	$0.13	$0.36	$0.23	$—	$—	$0.23
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01	—	0.48
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07	—	0.62
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65
Class R
Period Ended June 30, 2014 (Unaudited)	$7.57	$0.22	$0.13	$0.35	$0.22	$—	$—	$0.22
Year Ended December 31, 2013	7.53	0.44	0.05	0.49	0.44	0.01	—	0.45
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07	—	0.59
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$7.70	4.74%	$482,085	0.95%	5.88%	0.95%	35%
Year Ended December 31, 2013	—	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%
Year Ended December 31, 2012	—	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%
Year Ended December 31, 2011	—	7.20	2.00%	295,597	0.97%	7.54%	0.97%	49%
Year Ended December 31, 2010	—	7.74	10.35%	296,349	0.99%	8.45%	0.99%	70%
Year Ended December 31, 2009	—	7.74	38.70%	298,915	0.97%	8.88%	1.04%	58%
Class A
Period Ended June 30, 2014 (Unaudited)	$—	$7.70	4.74%	$2,318	0.95%	5.84%	0.95%	35%
Period Ended December 31, 2013[5]	—	7.57	2.78%	786	0.96%	5.87%	0.96%	58%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$7.67	4.88%	$237,663	0.70%	6.13%	0.70%	35%
Year Ended December 31, 2013	—	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%
Year Ended December 31, 2012	—	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%
Year Ended December 31, 2011	—	7.17	2.10%	146,810	0.72%	7.78%	0.72%	49%
Year Ended December 31, 2010	—	7.72	10.92%	119,258	0.74%	8.70%	0.74%	70%
Year Ended December 31, 2009	—	7.70	38.78%	91,606	0.72%	9.12%	0.79%	58%
Class R
Period Ended June 30, 2014 (Unaudited)	$—	$7.70	4.48%	$973	1.20%	5.62%	1.20%	35%
Year Ended December 31, 2013	—	7.57	6.63%	694	1.21%	5.82%	1.21%	58%
Year Ended December 31, 2012	—	7.53	13.29%	882	1.23%	6.96%	1.23%	73%
Year Ended December 31, 2011	—	7.19	1.87%	452	1.22%	7.30%	1.22%	49%
Year Ended December 31, 2010	—	7.72	10.23%	214	1.24%	8.21%	1.24%	70%
Year Ended December 31, 2009	—	7.71	38.27%	106	1.22%	8.52%	1.29%	58%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$12.80	$0.08	$0.32	$0.40	$0.11	$0.05	$—	$0.16
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02	—	0.22
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—	—	0.15
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08
Class A
Period Ended June 30, 2014 (Unaudited)	$12.78	$0.08	$0.32	$0.40	$0.11	$0.05	$—	$0.16
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02	—	0.24
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$12.86	$0.10	$0.32	$0.42	$0.12	$0.05	$—	$0.17
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02	—	0.25
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—	—	0.18
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10
Class R
Period Ended June 30, 2014 (Unaudited)	$12.71	$0.07	$0.31	$0.38	$0.09	$0.05	$—	$0.14
Year Ended December 31, 2013	9.81	0.05	3.05	3.10	0.18	0.02	—	0.20
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—	—	0.14
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—	0.07
International ESG Index Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)[6]	$8.84	$0.20	$0.33	$0.53	$0.09	$0.17	$—	$0.26
Institutional Class[7]
Period Ended June 30, 2014 (Unaudited)	$8.85	$0.31	$0.22	$0.53	$0.26	$0.17	$—	$0.43
Year Ended December 31, 2013	7.24	0.19	1.51	1.70	0.17	—	—	0.17
Year Ended December 31, 2012	6.36	0.22	0.77	0.99	0.19	—	—	0.19
Period Ended December 31, 2011[8]	7.57	0.19	(1.30)	(1.11)	0.17	—	—	0.17
Class R
Period Ended June 30, 2014 (Unaudited)[6]	$8.80	$0.19	$0.34	$0.53	$0.11	$0.17	$—	$0.28

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

6  Per share data is reflected from class inception date of March 31, 2014.

7  Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the "International Reorganizations"). Pax MSCI EAFE ESG Index ETF (the "Predecessor Fund") is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for PAX MSCI International ESG Index Fund is that of the Predecessor Fund. Per share data shown for periods prior to the International Reorganizations has been restated to reflect the share conversion that occurred upon completion of the International Reorganizations.

8  Per share data is reflected from class inception date of January 27, 2011.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$13.04	3.09%	$105,478	1.40%	1.32%	1.45%	12%
Year Ended December 31, 2013	—	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%
Year Ended December 31, 2012	—	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%
Year Ended December 31, 2011	—	8.42	(10.39%)	33,444	1.40%	0.44%	1.99%	79%
Year Ended December 31, 2010	—	9.63	11.20%	28,210	1.40%	0.09%	2.38%	62%
Year Ended December 31, 2009	—	8.69	37.52%	17,765	1.40%	0.35%	3.78%	81%
Class A
Period Ended June 30, 2014 (Unaudited)	$—	$13.02	3.13%	$6,972	1.40%	1.35%	1.45%	12%
Period Ended December 31, 2013[5]	—	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$13.11	3.27%	$74,105	1.15%	1.58%	1.20%	12%
Year Ended December 31, 2013	—	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%
Year Ended December 31, 2012	—	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%
Year Ended December 31, 2011	—	8.46	(10.07%)	2,511	1.15%	0.73%	1.74%	79%
Year Ended December 31, 2010	—	9.64	11.56%	1,767	1.15%	0.32%	2.13%	62%
Year Ended December 31, 2009	—	8.69	37.79%	404	1.15%	0.56%	3.53%	81%
Class R
Period Ended June 30, 2014 (Unaudited)	$—	$12.95	3.00%	$2,624	1.65%	1.06%	1.70%	12%
Year Ended December 31, 2013	—	12.71	31.72%	2,476	1.65%	0.42%	1.79%	20%
Year Ended December 31, 2012	—	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%
Year Ended December 31, 2011	—	8.37	(10.63%)	658	1.65%	0.18%	2.24%	79%
Year Ended December 31, 2010	—	9.60	11.01%	653	1.65%	(0.18%)	2.63%	62%
Year Ended December 31, 2009	—	8.66	37.16%	371	1.65%	(0.17%)	4.03%	81%
International ESG Index Fund
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)[6]	$—	$9.11	3.98%	$—	0.80%	4.58%	0.80%	41%
Institutional Class[7]
Period Ended June 30, 2014 (Unaudited)	$—	$8.95	4.21%	$84,448	0.55%	7.04%	0.55%	41%
Year Ended December 31, 2013	0.08	8.85	24.96%	58,549	0.55%	2.34%	0.55%	12%
Year Ended December 31, 2012	0.08	7.24	16.98%	13,162	0.55%	3.21%	0.55%	8%
Period Ended December 31, 2011[8]	0.07	6.36	(14.04%)	4,207	0.55%	2.91%	0.55%	11%
Class R
Period Ended June 30, 2014 (Unaudited)[6]	$—	$9.05	3.91%	$—	1.05%	4.57%	1.05%	41%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Global Women's Index Fund[5]
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$21.78	$0.37	$0.89	$1.26	$0.38	$—	$—	$0.38
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—	—	0.19
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—	—	0.22
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	0.00[5]	0.08
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$21.86	$0.39	$0.90	$1.29	$0.40	$—	$—	$0.40
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—	—	0.22
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—	—	0.27
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	0.00[5]	0.09

1  Based on average shares outstanding during the period.
2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
3  Ratios representing periods of less than one year have been annualized.
4  Not annualized
5  Effective June 4, 2014, the Pax Ellevate Global Women's Index Fund acquired the assets of the Pax World Global Women's Equality Fund. Pax World Global Women's Equality Fund (the "Predecessor Fund") is treated as the survivor of the Global Women's Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Global Women's Index Fund[5]
Individual Investor Class
Period Ended June 30, 2014 (Unaudited)	$—	$22.66	5.77%	$48,508	1.20%	3.42%	1.48%	87%
Year Ended December 31, 2013	—	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%
Year Ended December 31, 2012	—	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%
Year Ended December 31, 2011	—	15.90	(8.60%)	33,034	1.24%	1.20%	1.68%	114%
Year Ended December 31, 2010	—	17.58	10.54%	35,147	1.24%	0.63%	1.90%	116%
Year Ended December 31, 2009	—	15.99	25.76%	29,537	1.24%	0.58%	2.04%	94%
Institutional Class
Period Ended June 30, 2014 (Unaudited)	$—	$22.75	5.91%	$4,109	0.95%	3.56%	1.23%	87%
Year Ended December 31, 2013	—	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%
Year Ended December 31, 2012	—	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%
Year Ended December 31, 2011	—	15.94	(8.35%)	2,719	0.99%	1.47%	1.43%	114%
Year Ended December 31, 2010	—	17.62	10.78%	2,495	0.99%	0.86%	1.65%	116%
Year Ended December 31, 2009	—	16.03	26.11%	2,518	0.99%	0.86%	1.79%	94%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2014

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I and Pax World Funds Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I ("Trust I"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2014, Trust I offered ten investment funds.

Pax World Funds Series Trust III ("Trust III") is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Pax Ellevate Global Women's Index Fund (the "Global Women's Index Fund") is a diversified series of Trust III.

Effective March 31, 2014 the Pax MSCI International ESG Index Fund ("International Index Fund") acquired the assets of Pax World International Fund, a series of Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, (the "Target Funds"), based on the respective valuations as of the close of business on March 28, 2014, pursuant to an Agreement and Plan of Reorganization dated March 31, 2014 (the "International Reorganizations"). The purpose of the International Reorganizations was to enhance efficiency by combining the international funds advised by Pax World Management LLC, so that management, administration, distribution and other resources can be focused more effectively. The International Reorganizations will result in reduced operating expenses for shareholders of Pax World International Fund, and enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio. The International Reorganizations were accomplished by tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the International Index Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares and values for the Pax World International Fund were exchanged for shares and value of the International Index Fund's corresponding classes of shares on a 1:1 basis. At the close of business on March 28, 2014 the Pax

June 30, 2014

World International Fund had $41,332,388 in net assets, including fair value of security investments of $41,235,001, identified cost of security investments of $39,573,455 and resulting unrealized appreciation of $1,661,546.

Because the International Index Fund had no investment operations prior to the closing of the International Reorganizations, and based on the similarity of the International Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the "Predecessor International Fund") is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown herein for the International Index Fund prior to March 31, 2014 is that of Predecessor International Fund. All shares and values of the Predecessor International Fund were exchanged for Institutional shares of the International Index Fund. Shareholders received identical value, but the number of shares exchanged were subject to a conversion ratio of 3.31029957 shares of the International Index Fund for every 1 share of the Predecessor International Fund. At the close of business on March 28, 2014 the Predecessor International Fund had $65,859,734 in net assets, including fair value of security investments of $65,523,411, identified cost of security investments of $60,349,234 and resulting unrealized appreciation of $5,174,177.

Shares and net assets of the Target Funds immediately prior to the International Reorganizations were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Pax World International Fund
Individual Investor Shares	3,426,217	$8.84	$30,289,297
Institutional Shares	1,200,069	$8.84	$10,611,481
Class R Shares	49,065	$8.80	$431,610
Pax MSCI EAFE ESG Index ETF	2,250,000	$29.27	$65,859,734

Shares and net assets of the International Index Fund immediately after the International Reorganizations were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Pax MSCI International ESG Index Fund
Individual Investor Shares	3,426,217	$8.84	$30,289,297
Institutional Shares	8,648,243	$8.84	$76,471,215
Class R Shares	49,065	$8.80	$431,610

June 30, 2014

Notes to Financial Statements (Unaudited), continued

Assuming the International Reorganizations had been completed on January 1, 2014, the International Index Fund's pro forma results of operations for the period ended June 30, 2014, are as follows:

Net investment income[1]	$3,068,342
Net realized and unrealized gain (loss)[2]	2,106,846
Net increase (decrease) in net assets resulting from operations	$5,175,188

1 Represented by $2,845,248 as reported, plus $30,179 for the International Fund pre-reorganization, plus approximately $192,915 of estimated pro-forma eliminated expenses.

2 Represented by $3,525,058 as reported, plus approximately ($1,418,212) for the International Fund pre-reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the International Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the International Predecessor Fund that have been included in the Statement of Operations of the International Index Fund since March 31, 2014.

Effective June 4, 2014, the Global Women's Index Fund, a series of Trust III, acquired the assets of Pax World Global Women's Equality Fund ("Target Fund"), a series of Trust I, based on the respective valuations as of the close of business on June 3, 2014, pursuant to an Agreement and Plan of Reorganization dated as of May 28, 2014 (the "Global Women's Reorganization"). The purpose of the Global Women's Reorganization was to permit the Target Fund's shareholders to continue to invest in companies that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management or through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World gender analytics, but at lower cost and through an index-based strategy rather than an actively-managed strategy. Because the Global Women's Index Fund had no investment operations prior to the closing of the Global Women's Reorganization, Pax World Global Women's Equality Fund (the "Predecessor Global Women's Fund") is treated as the survivor of the Global Women's Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown herein for the Global Women's Index Fund for periods prior to June 4, 2014 is that of the Predecessor Global Women's Fund.

June 30, 2014

The Global Women's Reorganization was accomplished by tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the Global Women's Index Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Global Women's Fund were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares and net assets of the Predecessor Global Women's Fund immediately prior to acquisition were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Global Women's Equality Fund
Individual Investor Shares	1,996,478	$22.85	$45,609,710
Institutional Shares	135,679	$22.95	$3,114,426

Shares and values for the Global Women's Index Fund were exchanged for shares and value of the Predecessor Global Women's Fund's corresponding classes of shares on a 1:1 basis. At the close of business on June 3, 2014, the Predecessor Global Women's Fund had $4,724,136 in net assets, including fair value of security investments of $48,510,468, identified cost of security investments of $37,388,747 and resulting unrealized appreciation of $11,121,722.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund"), the International Index Fund, and the Global Women's Index Fund, (each a "Fund", collectively, the "Funds").

The Global Women's Index Fund offers two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Index Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different

June 30, 2014

Notes to Financial Statements (Unaudited), continued

share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Growth Fund's portfolio manager believes will have above-average growth prospects.

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's

June 30, 2014

Investors Service and other fixed income securities that are determined by the High Yield Bond Fund's investment adviser to be of comparable quality (commonly referred to as "junk bonds").

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

The International Index Fund's investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or a representative sampling of the component securities, of the MSCI EAFE ESG Index.

The Global Women's Index Fund's investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women's Leadership Index (the "Women's Index"), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women's Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or an enhanced, optimized or representative sampling of the component securities, of the Women's Index, including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trusts' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts' maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that

June 30, 2014

Notes to Financial Statements (Unaudited), continued

have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds'

June 30, 2014

investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called "evaluated pricing"). The Boards have delegated to the Advisers' Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At June 30, 2014, five securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Balanced Fund held two securities fair valued at $748,870 representing 0.04% of the Fund's net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Index Fund held one security fair valued at $67,451 representing 0.06% of the Fund's net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the

June 30, 2014

Notes to Financial Statements (Unaudited), continued

close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

June 30, 2014

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

June 30, 2014

Notes to Financial Statements (Unaudited), continued

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2014:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks—Domestic	$1,202,351,755	$—	$—	$1,202,351,755
Common Stocks—Foreign	15,845,165	33,696,945	—	49,542,110
Affiliated Investment Companies	19,575,208	—	—	19,575,208
Exchange Traded Funds	6,510,517	—	—	6,510,517
Community Investment Notes	—	3,150,000	748,870	3,898,870
Corporate Bonds	—	202,709,678	—	202,709,678
U.S. Govt Agency Bonds	—	160,796,421	—	160,796,421
Government Bonds	—	11,617,605	—	11,617,605
Municipal Bonds	—	13,913,646	—	13,913,646
U.S. Treasury Notes	—	182,690,765	—	182,690,765
Mortgage-Backed Securities	—	111,524,420	—	111,524,420
Cash Equivalents	7,450,407	23,549,000	—	30,999,407
Total	$1,251,733,052	$743,648,480	$748,870	$1,996,130,402
Growth
Common Stocks—Domestic	$165,881,943	$—	$—	$165,881,943
Common Stocks—Foreign	4,619,046	5,532,236	—	10,151,282
Cash Equivalents	4,967,563	5,632,000	—	10,599,563
Total	$175,468,552	$11,164,236	$—	$186,632,788
Small Cap
Common Stocks—Domestic	$121,425,686	$—	$—	$121,425,686
Common Stocks—Foreign	6,852,463	—	—	6,852,463
Cash Equivalents	7,586,765	10,221,000	—	17,807,765
Total	$135,864,914	$10,221,000	$—	$146,085,914
High Yield Bond
Common Stocks—Domestic	$6,740,477	$—	$0	$6,740,477
Preferred Stocks	14,356,400	—	0	14,356,400
Corporate Bonds	—	641,058,624	—	641,058,624
Loans	—	49,079,728	—	49,079,728
Cash Equivalents	30,177,358	19,499,564	—	49,676,922
Securities Sold Short	(2,941,260)	—	—	(2,941,260)
Total	$48,332,975	$709,637,916	$0	$757,970,891

June 30, 2014

	Level 1	Level 2	Level 3	Totals
Global Environmental Markets
Common Stocks—Domestic	$65,621,615	$—	$—	$65,621,615
Common Stocks—Foreign	17,487,507	100,230,935	—	117,718,442
Total	$83,109,122	$100,230,935	$—	$183,340,057
International Index
Common Stocks—Foreign	$1,441,756	$114,758,336	$67,451	$116,267,543
Preferred Stocks—Foreign	—	364,505	—	364,505
Rights	12,144	—	—	12,144
Exchange Traded Funds	465,805	—	—	465,805
Cash Equivalents	—	327,000	—	327,000
Total	$1,919,705	$115,449,841	$67,451	$117,436,997
Global Women's Index
Common Stocks—Domestic	$28,279,522	$—	$—	$28,279,522
Common Stocks—Foreign	5,456,519	17,844,523	—	23,301,042
Preferred Stocks—Foreign	—	65,276	—	65,276
Exchange Traded Funds	622,300	—	—	622,300
Cash Equivalents	—	750,000	—	750,000
Total	$34,358,341	$18,659,799	$—	$53,018,140

* Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Index	High Yield Bond
Stocks
Balance as of December 31, 2013	$—	$—
Realized gain (loss)	—	—
Amortization of premium	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases/Received in Exchange	67,451	0
Sales	—	—
Transfers in to and/or out of Level Three	—	—
Balance as of June 30, 2014	$67,451	$0

June 30, 2014

Notes to Financial Statements (Unaudited), continued

	Balanced	High Yield Bond
Bonds and Notes
Balance as of December 31, 2013	$748,566	$0
Realized gain (loss)	—	—
Amortization of premium	—	(28,221)
Change in unrealized appreciation (depreciation)	304	28,221
Purchases	—	—
Sales/Delivered in Exchange	—	0
Transfers in to and/or out of Level Three	—	—
Balance as of June 30, 2014	$748,870	$—

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 1 to Level 2 transfers were: $3,466,747 for the Global Environmental Markets Fund and $79,701,350 for the International Index Fund; and Level 2 to Level 1 transfers were: $26,452 for the Global Women's Index Fund. All such transfers were due to utilization of the pricing vendor's fair value pricing of foreign securities. The predecessor to the International Index Fund, the Pax MSCI EAFE ESG Index ETF, did not utilize fair value pricing of foreign securities.

Significant unobservable inputs were used by three Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which are valued based on quarterly financial statements adjusted for any changes in credit quality indicated in such financial statements. The International Index Fund holds an equity security which has been delisted from the Hong Kong exchange. The security is valued based on the Hong Kong equivalent value of an affiliated U.S. dollar-denominated security which continues to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an

June 30, 2014

increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, Global Environmental Markets Fund, International Index Fund and Global Women's Index Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

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Notes to Financial Statements (Unaudited), continued

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At June 30, 2014, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned

June 30, 2014

because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2014, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over Collateralized
Balanced	$240,099,318	$7,033,718	$238,244,134	$5,178,534
Growth	33,340,489	4,967,563	29,058,982	686,056
Small Cap	7,470,660	7,586,765	—	116,105
High Yield Bond	42,771,379	30,177,358	13,468,065	874,044

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the

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Notes to Financial Statements (Unaudited), continued

security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. At June 30, 2014, $2,984,000 in cash was segregated and restricted to cover collateral requirements. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the "Agreements") with Pax World Management LLC and Pax Ellevate Management LLC, respectively (each, the "Adviser", and collectively, the "Advisers"). Pursuant to the terms of the agreements, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreements, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%

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Fund	Annual Rate
Growth	0.75%
Small Cap	0.75%
High Yield Bond	0.50%
Global Environmental Markets	0.90%
International Index	0.55%[1]
Global Women's Index	0.74%[1,2]

1The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, The Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

2Effective June 4, 2014, the Global Women's Index Fund acquired the assets of the Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, pursuant to an Agreement and Plan of Reorganization dated May 28, 2014 (the "Global Women's Reorganization"). Because the Global Women's Index Fund had no investment operations prior to the closing of the Global Women's Reorganization. Ratios shown in the tables reflect amounts charged to the Fund after the Global Women's Reorganization. The advisory fee of the Global Women's Predecessor Fund was 0.75%.

For the period ended June 30, 2014, the Funds incurred the following advisory fees:

Fund	Amount
Balanced	$4,932,599
Growth	646,844
Small Cap	325,895
High Yield Bond	1,740,901
Global Environmental Markets	727,244
International Index	238,160
Global Women's Index	177,011

The Advisers have contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth[1,2]	1.24%	1.24%	0.99%	1.49%
Small Cap[2]	1.24%	1.24%	0.99%	1.49%

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Notes to Financial Statements (Unaudited), continued

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Global Environmental Markets[2]	1.40%	1.40%	1.15%	1.65%
International Index[3]	0.80%		0.55%	1.05%
Global Women's Index[3,4]	0.99%		0.74%

1Effective May 1, 2014, the Adviser has contractually agreed to reduce the expense caps. Prior to that date, expenses were capped at 1.29%, 1.29%, 1.04% and 1.54%, respectively.

2The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

3Expense caps for index funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

4Prior to June 4, 2014, the effective date of the Global Women's Reorganization, expenses of the Global Women's Predecessor Fund were capped at 1.24% and 0.99%, respectively.

In addition, the Adviser voluntarily waived $47,243 of its management fee from the Balanced Fund related to the Fund's investment in an affiliate.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Boards of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2014, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth	$39,042	$200	$8,074	$233
Small Cap	48,778	6,118	15,301	586
Global Environmental Markets	26,510	1,174	14,740	687
Global Women's Index	62,999	—	3,389	—

The Trusts have adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder

June 30, 2014

accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2014 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Govt Bonds	Investments*	U.S. Govt Bonds
Balanced	$393,751,335	$55,100,550	$482,274,183	$68,704,141
Growth	26,687,645		27,240,577
Small Cap	125,569,658		59,175,465
High Yield Bond	827,178,274		550,978,324
Global Environmental Markets	61,800,163		19,703,024
International Index	46,099,150		36,954,150
Global Women's Index	46,135,754		550,978,324

*Excluding short-term investments and U.S. Government bonds.

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Notes to Financial Statements (Unaudited), continued

For federal income tax purposes, the identified cost of investments owned at June 30, 2014 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2014 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,682,404,442	$320,079,611	$6,353,651	$313,725,960
Growth	125,827,156	61,966,022	1,160,390	60,805,632
Small Cap	140,486,067	7,331,462	1,731,615	5,599,847
High Yield Bond	737,407,927	25,524,253	2,020,028	23,504,225
Global Environmental Markets	149,416,755	34,772,468	849,166	33,923,302
International Index	106,739,099	12,511,390	1,813,492	10,697,898
Global Women's Index	49,748,888	3,683,850	414,598	3,269,252

At June 30, 2014, the Balanced Fund, Growth Fund, High Yield Bond Fund, Global Environmental Markets Fund, International Index Fund and Global Women's Index Fund had unrealized foreign currency gains of $8,766; $796; $2,956; $4,075; $5,362 and $1,214, respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

June 30, 2014

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended June 30, 2014 is as follows:

	Outstanding at 12/31/13	Written	Closed	Expired	Exercised	Outstanding at 06/30/14
Balanced Fund
Call Options
Number of contracts	1,800	—	—	—	(1,800)	—
Premiums received	$748,612	$—	$—	$—	$(748,612)	$—
Growth Fund
Put Options
Number of contracts	11	—	(11)	—		—
Premiums received	$30,642	$—	$(30,642)	$—	$—	$—

Affiliated Investments The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At June 30, 2014, the Balanced Fund held 2,187,174 shares of the International Index Fund, valued at $19,575,208. During the period, including investment activity of the Predecessor Fund, gross additions to the affiliated position were $562,120 and gross reductions were $427,237. The Fund received $562,120 in income distributions from this affiliated investment during the period. Income distributions from affiliates are included as dividend income on the Statement of Operations. Gross Additions include reinvestment of dividends.

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Notes to Financial Statements (Unaudited), continued

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At June 30, 2014, the Balanced Fund held $9,108,972 or 0.45% of net assets and the High Yield Bond Fund held $403,528,411 or 56.89% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2014, the Balanced Fund held $4,291,817 of illiquid securities representing 0.21% of net assets; the High Yield Bond Fund held $33,671,580 of illiquid securities, representing 4.75% of net assets and the International Index Fund held $67,451 of illiquid securities representing 0.06% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

June 30, 2014

Additional information on illiquid securities held at June 30, 2014, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
America Movil SAB de CV, 9.000%, 01/15/16	11/20/06-02/08/07	$4,813,055	$4,291,817
High Yield Bond Fund
America Movil SAB de CV, 9.000%, 01/15/16	10/05/07-02/12/09	$1,978,458	$2,063,373
Charlotte Russe, Inc., 6.750%, 05/21/19	05/21/13-11/20/13	9,818,164	9,877,850
Charlotte Russe, Inc., 6.750%, 05/21/19	03/06/14-03/06/14	1,962,221	1,990,000
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05-06/28/05	44,968	44,929
Hyva Global BV, 144A, 8.625%, 03/24/16	01/10/13-01/10/13	1,983,269	2,085,000
Interactive Health, Inc.	03/19/04-10/01/13	178,981	—
Interactive Health, Inc., 0.000%	03/19/04-10/01/13	357,962	—
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20	07/08/09-10/11/13	3,978,543	3,706,733
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04-01/06/05	425,061	422,035
Pacnet, Ltd., 144A, 9.000%, 12/12/18	12/05/13-03/11/14	6,245,432	6,510,000
Stuart Weitzman Acq Co., LLC, 1.000%, 03/04/20	03/04/14-03/04/14	3,980,698	3,986,660
Tempel Steel Co., 144A, 12.000%, 08/15/16	05/08/13-05/08/13	2,958,304	2,985,000
International Fund
Chaoda Modern Agriculture (Holdings), Ltd.	03/22/11-07/19/11	$377,812	$67,451

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

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Notes to Financial Statements (Unaudited), continued

The tax character of distributions paid during 2014 and 2013 was as follows:

	Distributions paid in 2014		Distributions paid in 2013
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Balanced	$22,381,220	$22,656,228	$31,603,300	$195,445,646
Growth	1,098,646	902,894	378,780	3,610,350
Small Cap	1,446,416	222,985	4,995,573	651,090
High Yield Bond	20,858,871	—	35,226,239	—
Global Environmental Markets	1,573,326	729,756	1,988,554	223,017
International Index	2,755,011	—	678,342	—
Global Women's Index	853,359	—	411,705	—

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

As of December 31, 2013, the Funds carried forward remaining losses as follows:

	Expires	No Expiration		Total Carryforward
Fund	in 2017	ST	LT	Loss Remaining
High Yield Bond	$—	$439,773	$2,581,628	$3,021,401
International Index	—	36,435	154,896	191,331
Global Women's Index	1,657,238	243,021	—	1,900,259

During the period from November 1, 2013 through December 31, 2013, the International Index Fund incurred a qualified late-year ordinary loss of $786. This loss is treated for federal income tax purposes as if it had occurred on January 1, 2014.

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds'

June 30, 2014

major tax jurisdictions (years 2009 through 2013). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2014, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The Investment Company Act of 1940 (the "1940 Act") requires that the Trustees of Pax World Funds Series Trust I ("Trust I") and Pax World Funds Series Trust III ("Trust III") (each, a "Trust" and together, the "Trusts") request and evaluate, and that Pax World Management LLC ("PWM") and Pax Ellevate Management LLC ("PEM") (each, an "Adviser" and together the "Advisers"), with respect to Trust I and Trust III, respectively, furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust's investment advisory contract (each, a "Management Contract" and together, the "Management Contracts"). Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that Impax Group Plc ("Impax") furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the investment subadvisory contract (the "Subadvisory Contract") among Trust I, PWM and Impax. The Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the "Independent Trustees") met in person in March and June of 2014 for the purpose of considering the Management Contracts and the Subadvisory Contract (the "contract review meetings"). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers.

During the course of the contract review meetings, the Trustees, including the members of an ad hoc investment oversight committee of the Trustees of Trust I, met and discussed the Management Contracts and the Subadvisory Contract with representatives of the Advisers and Impax. The Independent Trustees were assisted in their evaluation of the Management Contracts and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements,

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Notes to Financial Statements (Unaudited), continued

and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each applicable Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and Impax, as applicable. They considered the terms of the relevant Management Contract and the Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by the Advisers to manage the Funds and by Impax to subadvise the Global Environmental Markets Fund;

•  possible conflicts of interest and fall-out benefits,

•  brokerage practices,

•  the compliance functions of the Advisers, and

•  financial results, assets under management and other information relating to the financial resources of the Advisers.

In addition to considering the Funds' investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and investment processes used by the

June 30, 2014

Advisers and Impax in managing the Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers, including research services acquired with "soft dollars" available to the Advisers as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers' compliance and operational functions, as well as the resources being devoted by the Advisers to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the scope of the services provided to each Fund under the relevant Management Contract, and to the Global Environmental Markets Fund by Impax, was consistent with such Fund's operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Advisers to the relevant Trust, and by Impax to the Global Environmental Markets Fund, were sufficient to warrant approval of the Management Contracts and the Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of each Fund, comparing each such Fund's investment results with those of other mutual funds within their Lipper peer group over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2014. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ sustainable or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper may represent a more appropriate comparison. The Independent Trustees considered, in particular, that the performance of

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Notes to Financial Statements (Unaudited), continued

the Balanced and Growth Funds was less favorable than that of their respective Lipper performance universe average for each period. The Independent Trustees considered that the Small Cap Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods and had performed approximately the same as its Lipper performance universe average for the 5-year period. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods, and had underperformed its performance universe average for the 5-year period. The Independent Trustees considered that the International Index Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods. The Independent Trustees considered that the performance of the Global Women's Index Fund and the High Yield Bond Fund was less favorable than that of their respective Lipper performance universe averages for the 3-, 5- and 10-year periods, but each had outperformed its performance universe average for the 1-year period. The Trustees noted that the performance of the Global Women's Index Fund for periods prior to its inception as a series of Trust III was that of the Global Women's Equality Fund, which had followed a different investment strategy, and therefore may be of less relevance to an evaluation of PEM's performance in managing the Global Women's Index Fund.

The Trustees expressed their concerns regarding the underperformance of the Balanced Fund, and discussed at length with senior executives of PWM their analysis of such underperformance and steps being taken to address performance issues. In that regard, the Trustees organized an ad hoc investment oversight committee for the purpose of reviewing the performance of the Balanced Fund. The members of the committee met with the portfolio managers of the fixed income and equity portions of the Balanced Fund and considered PWM's staffing (including its recent hiring of a new chief investment officer and its analyst resources), sources of investment ideas, and sell discipline for the Balanced Fund. The Trustees have requested additional information from PWM regarding the Balanced Fund and plan to monitor closely PWM's efforts to improve the Balanced Fund's performance.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

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Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contracts and the Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to Impax by PWM, as well as each Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of its Lipper peer group (or, for the Global Environmental Markets Fund, relative to a peer group identified by PWM as emphasizing clean technology investments). The Independent Trustees noted that although the total expenses of the Balanced, Growth, High Yield Bond and International Index Funds (after giving effect to the expense reimbursements described below, if applicable) exceeded the median total expenses of their Lipper peer groups, the management fees of each Fund other than the International Index and the Global Women's Index Funds (after giving effect to the expense reimbursements described below, where applicable) were below the median management fees of its Lipper peer group. In connection with their review, the Trustees of Trust I considered PWM's agreement to:

•  reimburse the Small Cap Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Institutional Class shares, 1.24% for Individual Investor Class shares, and 1.49% for R Class shares through December 31, 2015.

•  reimburse the Global Environmental Markets Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.15% for Institutional Class shares, 1.40% for Individual Investor Class shares, and 1.65% for R Class shares through December 31, 2015, and

•  reimburse the Growth Fund to the extent such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Institutional Class shares, 1.24% for Individual Investor Class shares,

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Notes to Financial Statements (Unaudited), continued

1.24% for Class A shares, and 1.49% for Class R shares through December 31, 2015.

The Independent Trustees noted that, under the Management Contracts with respect to the International Index Fund and the Global Women's Index Fund, the relevant Adviser was obligated to pay all expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, the relevant Adviser does not consider acquired fund fees and expenses to be operating costs and expenses of the relevant Fund.)

The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds' advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper (or, for the Global Environmental Markets Fund, PWM).

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Advisers and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided by each Adviser and the estimated profitability of each Adviser's relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the relevant Adviser, and the estimated profitability to PWM, for the year ended December 31, 2013, of its advisory relationship with each Fund, and the estimated profitability to PEM of its relationship with the Global Women's

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Index Fund for its first fiscal year. The Trustees recognized that each Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Advisers' capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that the Advisers' level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of PWM, and the fees payable under the Subadvisory Contract are the product of arm's-length bargaining between Impax and PWM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to PWM and Impax from their relationships with Trust I, including reputational and other "fall out" benefits. During the course of the year, the Trustees of Trust I received presentations from PWM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of PWM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees of Trust I considered the receipt of these benefits in light of PWM's profitability, and concluded that such benefits were not excessive.

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with Trust III, including reputational and other "fall out" benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM's profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and Impax, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or

June 30, 2014

Notes to Financial Statements (Unaudited), continued

other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that PWM was reimbursing expenses of all of the Funds other than the Balanced, High Yield Bond, International Index and Global Women's Index Funds. The Trustees noted that all Pax World Funds other than the Balanced and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds' overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the relevant Adviser (and, for the Global Environmental Markets Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of relevant Trust, including the Independent Trustees, unanimously concluded that the continuation of the Management Contracts with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Environmental Markets Fund, was in the best interests of the Fund and should be approved.

NOTE F—Special Meetings of Shareholders

Pax World International Fund

A Special Meeting of Shareholders (the "Meeting") of Pax World International Fund (the "Target Fund") was held at 10:00 a.m. EST on March 17, 2014 at 30 Penhallow Street, Portsmouth, NH 03801. At the Meeting shareholders were asked to consider the following proposal:

1.  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among Pax World Funds Series Trust I, on behalf of its Pax World International Fund series (the "Target Fund"), certain other registered investment companies and Pax World Management LLC, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Pax MSCI International ESG Index Fund (the "Acquiring Fund"), in exchange for

June 30, 2014

shares of a corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

The number of votes cast for or against, as well as the number of abstentions is as follows:

FOR	AGAINST	ABSTAIN	PASSED
2,535,103	56,441	87,997	YES

Pax World Global Women's Equality Fund

A Special Meeting of Shareholders (the "Meeting") of Pax World Global Women's Equality Fund (the "Target Fund") was held at 10:00 a.m. EST on May 28, 2014 at 30 Penhallow Street, Portsmouth, NH 03801. At the Meeting, shareholders were asked to consider the following proposal:

1.  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among Pax World Funds Series Trust I, on behalf of its Pax World Global Women's Equality Fund series, Pax World Funds Series Trust III on behalf of its Pax Ellevate Global Women's Index Fund series (the "Acquiring Fund") and PaxWorld Management LLC, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

The number of votes cast for or against, as well as the number of abstentions is as follows:

FOR	AGAINST	ABSTAIN	PASSED
939,830	179,462	29,890	YES

NOTE G—Proxy Voting

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

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Notes to Financial Statements (Unaudited), continued

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE H—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/14).

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX004441

Item 2.                                 Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.                                 Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.                                 Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.                                 Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)                                 It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 20, 2014

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 20, 2014